UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cloud Peak Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLOUD PEAK ENERGY INC.
505 South Gillette Avenue
Gillette, Wyoming 82716

March 27, 2017

Dear Fellow Stockholder:

It is our pleasure to invite you to attend Cloud Peak Energy Inc.’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The 2017 Annual Meeting will be held on Wednesday, May 10, 2017 at 9:00 a.m. Mountain Time, at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718.

In connection with the 2017 Annual Meeting, the attached Notice of Annual Meeting and Proxy Statement describe the business items we plan to address at the meeting. We also will present a brief report on our business and respond to your questions at the meeting.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting, Proxy Statement and annual report on Form 10-K for the year ended December 31, 2016 to you online with paper copies available, free of charge, upon request. On or about March 27, 2017, we began mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our stockholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Your vote is very important so we encourage you to review the information contained in the proxy materials and submit your proxy, regardless of the number of shares you own. It is important that beneficial owners instruct their brokers on how they want to vote their shares. Please note that you will need the control number provided on your Notice of Internet Availability of Proxy Materials in order to submit your proxy online.

We look forward to seeing you on May 10th.

Sincerely,

/s/ William T. Fox III	/s/ Colin Marshall
William T. Fox III	Colin Marshall
Chairman of the Board	President, Chief Executive Officer and Director

CLOUD PEAK ENERGY INC.
505 South Gillette Avenue, Gillette, Wyoming 82716

March 27, 2017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2017

As a stockholder of Cloud Peak Energy Inc., a Delaware corporation, you are hereby given notice of, and invited to attend in person or by proxy, Cloud Peak Energy Inc.’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The 2017 Annual Meeting will be held at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718, on Wednesday, May 10, 2017, at 9:00 a.m. Mountain Time, for the following purposes:

1.              To elect two Class II members of the Board of Directors of Cloud Peak Energy Inc. (the “Board”) named in the Proxy Statement, each for a term of three years;

2.              To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2017 fiscal year;

3.              To approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”);

4.              To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the company’s named executive officers to occur every year, every two years or every three years;

5.              To approve the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Amended LTIP”) to increase the number of shares authorized for issuance thereunder and to extend the term thereof;

6.              To re-approve the material terms of the Amended LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code;

7.              To ratify the non-employee director maximum award limitations set forth in the Amended LTIP; and

8.              To transact other such business as may properly come before the meeting and any adjournment or postponement thereof.

The Board has fixed the close of business on March 17, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the 2017 Annual Meeting and any adjournment or postponement thereof.

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about March 27, 2017, we began mailing a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the proxy materials, submit your proxy, and request paper copies of the proxy materials. We believe this process expedites stockholders’ receipt of the proxy materials, lowers the cost of our 2017 Annual Meeting through lower printing and distribution costs, and reduces the environmental impact associated with printing a large volume of proxy materials. Your vote is important. We urge you to review the Proxy Statement carefully and to submit your proxy or voting instructions as soon as possible so that your shares will be represented at the meeting.

Thank you for your continued interest and support.

By Order of the Board of Directors,

/s/ Bryan Pechersky

Bryan Pechersky
Executive Vice President, General Counsel, and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2017

This Notice of Annual Meeting, the Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) (which we are distributing in lieu of a separate annual report to stockholders), are available on our website at www.cloudpeakenergy.com, in the “SEC Filings” subsection of the “Investor Relations” section. Additionally, you may access the Notice of Annual Meeting, the Proxy Statement and the Form 10-K at www.proxyvote.com.

PROXY STATEMENT TABLE OF CONTENTS

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CLOUD PEAK ENERGY INC.

505 South Gillette Avenue
Gillette, Wyoming 82716

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2017

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Cloud Peak Energy Inc. (the “Board”) for use at Cloud Peak Energy Inc.’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). In this Proxy Statement, references to “Cloud Peak Energy,” the “company,” “we,” “us,” “our” and similar expressions refer to Cloud Peak Energy Inc., unless the context of a particular reference provides otherwise. Although we refer to our website and other websites in this Proxy Statement, the information contained on our website or other websites is not a part of this Proxy Statement.

GENERAL INFORMATION

2017 Annual Meeting Date and Location

Our 2017 Annual Meeting will be held on Wednesday, May 10, 2017, at 9:00 a.m. Mountain Time, at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718, or at such other time and place to which the meeting may be adjourned or postponed. References in this Proxy Statement to the 2017 Annual Meeting also refer to any adjournments, postponements or changes in time or location of the meeting, to the extent applicable.

Delivery of Proxy Materials

Mailing Date and Delivery of Proxy Materials

On or about March 27, 2017, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our stockholders containing instructions on how to access the proxy materials and submit your proxy online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies by the Board for the 2017 Annual Meeting.

Stockholders Sharing an Address

Registered Stockholders—Each registered stockholder (meaning you own shares in your own name on the books of our transfer agent, Computershare Trust Company, N.A.) will receive one Notice of Availability, regardless of whether you have the same address as another registered stockholder.

Street Name Stockholders—If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), applicable rules permit brokerage firms and our company, under certain circumstances, to send one Notice of Availability to multiple stockholders who share the same address. This practice is known as “householding.” Householding saves printing and postage costs by reducing duplicate mailings. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a “householding” consent you previously provided to a broker, you must contact that broker to revoke your consent. If your household is receiving multiple copies of the Notice of Availability and you wish to request delivery of a single copy, you should contact your broker directly.

Voting

Stockholders Entitled to Vote

The record date for determining the common stockholders entitled to notice of and to vote at the 2017 Annual Meeting was the close of business on March 17, 2017, at which time we had issued and outstanding 75,056,435 shares of common stock, which were held by 76 holders of record. Please refer to “Security Ownership of Management and Principal Stockholders” for information about common stock beneficially owned by our directors, executive officers and principal stockholders as of the date indicated in such section. Stockholders of record are entitled to one vote for each share of common stock owned as of the record date. The officer of the company who is in charge of the stock ledger of Cloud Peak Energy will prepare, at least ten days prior to the 2017 Annual Meeting, a complete list of the stockholders entitled to vote at the meeting. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting during ordinary business hours at our principal executive offices located at 505 South Gillette Avenue, Gillette, Wyoming 82716. The list will also be available at the 2017 Annual Meeting for inspection by any stockholder who is present.

Voting of Proxies by Management Proxy Holders

The Board has appointed Mr. Bryan Pechersky, our Executive Vice President, General Counsel and Corporate Secretary, and Mr. Heath Hill, our Executive Vice President and Chief Financial Officer, as the management proxy holders for the 2017 Annual Meeting. If you submit a proxy for your shares, your shares will be voted by the management proxy holders in accordance with your properly submitted instructions. For stockholders who submit a proxy without indicating how to vote their shares, the proxy will be voted as the Board recommends, which is:

Proposal	Board Recommendation
Proposal I (Election of Directors)	FOR the election of each of the persons named under “Proposal I—Election of Directors” as nominees for election as Class II directors

Proposal II (Ratification of the Appointment of Independent Auditors)	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (independent auditors) for fiscal year 2017

Proposal III (Advisory Vote to Approve the Compensation of Named Executive Officers)

FOR the approval, on an advisory basis, of the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC

Proposal IV (Frequency of Future Advisory Votes to Approve the Compensation of Named Executive Officers)	FOR the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the company’s named executive officers to occur EVERY YEAR

Proposal V (Approval of First Amendment to Amended LTIP)

FOR the approval of the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Amended LTIP”) to increase the number of shares authorized for issuance thereunder and to extend the term thereof

Proposal VI (Re-Approval of Section 162(m) Material Terms of Amended LTIP, as amended by the First Amendment)

FOR the re-approval of the material terms of the Amended LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code

Proposal	Board Recommendation
Proposal VII (Ratification of Non-Employee Director Maximum Award Limitations)	FOR the ratification of the non-employee director maximum award limitations set forth in the Amended LTIP

As of the date of this Proxy Statement, the Board is not aware of any other business or nominee to be presented or voted upon at the 2017 Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the proxies confer upon the management proxy holders discretionary authority to vote the proxies in accordance with their best judgment in the interest of the company.

Quorum; Required Votes; Majority Voting Standard for Directors

Quorum — The holders of a majority of the voting power of the issued and outstanding stock of the company entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2017 Annual Meeting. Each vote represented at the meeting in person or by proxy will be counted toward a quorum. Abstentions and “broker non-votes” are counted as present at the 2017 Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the meeting may be adjourned or postponed from time to time until a quorum is obtained.

Broker Non-Votes — Under the rules of the New York Stock Exchange (“NYSE”), brokers holding shares of record for a customer have the discretionary authority to vote on certain proposals if the brokers do not receive timely instructions from the customer regarding how the customer wants the shares to be voted. However, there are also certain proposals for which brokers do not have discretionary authority to vote if they do not receive timely instructions from the customer. When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, a “broker non-vote” results. The impact of broker non-votes on the proposals to be voted on at the 2017 Annual Meeting is set forth in the table below. It is important that beneficial owners instruct their brokers on how they want to vote their shares.

Majority Voting Standard for Directors — We have adopted a majority voting standard with respect to the election of directors to the Board. In accordance with our Bylaws, in order for a nominee to be elected as a director, a director nominee must receive more votes cast for than against his or her election. This policy does not apply, and directors must be elected by a plurality of the votes cast, if we have received a stockholder nominee for director or notice of an intention to nominate a competing candidate, including through the proxy access process provided by our Bylaws, and such stockholder nomination has not been withdrawn by the tenth day before we mail our Notice of Availability to stockholders. The Board shall nominate for election as director only a candidate who agrees to tender, promptly following the annual meeting at which he or she is to be elected, an irrevocable resignation that will become effective upon (i) the failure to receive the required vote at the annual meeting at which the director faces election, and (ii) Board acceptance of such resignation based on any factors deemed relevant by the Board. Our nominees for director at the 2017 Annual Meeting have each signed such a resignation letter. The foregoing summary is qualified by the terms of our majority voting standard, which are included in our Bylaws.

Vote Required — The table below sets forth the required vote for approval of each proposal to be voted on at the 2017 Annual Meeting.

Proposal	Required Vote for Approval	Broker Discretionary Voting and Impact of Broker Non- Votes	Impact of Abstentions
Proposal I (Election of Directors)	See “Majority Voting Standard for Directors” above.	Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered votes cast and do not affect the outcome.	Abstentions are not considered votes cast and do not affect the outcome.

Proposal	Required Vote for Approval	Broker Discretionary Voting and Impact of Broker Non- Votes	Impact of Abstentions
Proposal II (Ratification of the Appointment of Independent Auditors)	The holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for the ratification.	Brokers have discretionary authority in the absence of timely instructions from their customers to vote on this proposal. As a result, there will be no broker non-votes with respect to this proposal.	Abstentions are treated as present or represented and entitled to vote and will have the same effect as a vote against this proposal.

Proposal III
(Advisory Vote to Approve the Compensation of Named Executive Officers)

This advisory vote is not binding on the company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the result of the vote when determining future executive compensation programs.

	The holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for approval.	Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered to be entitled to vote and do not affect the outcome.	Abstentions are treated as present or represented and entitled to vote and will have the same effect as a vote against this proposal.

Proposal IV
(Frequency of Future Advisory Votes to Approve the Compensation of Named Executive Officers)

This advisory vote is not binding on the company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the result of the vote when determining the frequency of future advisory votes to approve the compensation of the named executive officers.

The holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for approval.

Because this proposal has three possible substantive responses (every year, every two years or every three years), if none of the frequency alternatives receives the vote of the holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote at the meeting.

		Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered to be entitled to vote and do not affect the outcome.	Abstentions are treated as present or represented and entitled to vote and will have the same effect as a vote against each of the three possible responses to this proposal.

Proposal	Required Vote for Approval	Broker Discretionary Voting and Impact of Broker Non- Votes	Impact of Abstentions
Proposal V (Approval of First Amendment to Amended LTIP)

The holders of a majority of the votes cast must vote for approval.

If this proposal is approved by stockholders, the proposed share increase and term extension will go into effect. The share increase and term extension will not go into effect if this proposal is not approved by stockholders.

		Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered votes cast and do not affect the outcome.	Abstentions are treated as votes cast and will have the same effect as a vote against this proposal (in accordance with applicable NYSE standards).

Proposal VI (Re-Approval of Section 162(m) Material Terms of Amended LTIP, as amended by the First Amendment)	The holders of a majority of the votes cast must vote for approval.	Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered votes cast and do not affect the outcome.	Abstentions are not considered votes cast and do not affect the outcome of this proposal (in accordance with regulations under Section 162(m) of the Internal Revenue Code, which applies Delaware law).

Proposal VII (Ratification of Non-Employee Director Maximum Award Limitations)	The holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for approval.	Brokers do not have discretionary authority to vote on this proposal. Broker non-votes are not considered to be entitled to vote and do not affect the outcome.	Abstentions are treated as present or represented and entitled to vote and will have the same effect as a vote against this proposal.

A representative of Broadridge Financial Services, Inc. will tabulate the votes and act as inspector of elections.

Voting Procedures

Registered Stockholders—If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

Voting Method	Description of Process
By Internet

You may submit a proxy electronically via the Internet at www.proxyvote.com. Please have your Notice of Availability, which includes your personal control number, in hand when you log onto the website. Internet voting facilities will close and no longer be available on the date and time specified on the proxy card or Notice of Availability.

By Telephone

If you request paper copies of the proxy materials by mail, you may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the proxy card.

By Mail	If you request paper copies of the proxy materials by mail, you may submit a proxy by signing, dating and returning your proxy card in the pre-addressed envelope provided.

In Person

You may vote in person at the 2017 Annual Meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote. Directions to the meeting are provided at the back of this Proxy Statement.

Street Name Stockholders—If your shares are held in street name, you will receive instructions from your bank, broker or other holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will be offered to street name stockholders. You may also vote in person at the 2017 Annual Meeting if you obtain a legal proxy from your bank, broker or other holder of record. Please consult the voting instruction form or other information sent to you by your bank, broker or other holder of record to determine how to obtain a legal proxy in order to vote in person at the 2017 Annual Meeting.

Revoking Your Proxy

If you are a registered stockholder, you may revoke your proxy or change your vote at any time before the shares are voted at the 2017 Annual Meeting by:

Revocation Method	Description of Process
New Proxy Card	Timely delivering a valid, later-dated executed proxy card.

New Internet/Telephone Proxy	Timely submitting a proxy with new voting instructions using the Internet or telephone voting system.

Completing a Ballot at the Meeting	Voting in person at the meeting by completing a ballot (attending the meeting without completing a ballot will not revoke any previously submitted proxy).

Written Notice to the Company

Filing a written notice of revocation received by the General Counsel of Cloud Peak Energy Inc. at 505 South Gillette Avenue, Gillette, Wyoming 82716, by 5:00 p.m. Mountain Time, on Tuesday, May 9, 2017.

If you are a street name stockholder and you submit a voting instruction form, you may change your vote by submitting new voting instructions to your bank, broker or other holder of record in accordance with the procedures of such bank, broker or other holder of record.

Annual Meeting Admission

If you wish to attend the 2017 Annual Meeting in person, you must present a form of personal identification. If you are a beneficial owner of Cloud Peak Energy common stock that is held of record by a bank, broker or other holder of record, you will also need to provide proof of ownership as of the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Solicitation Expenses

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability and related proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation. We have also retained MacKenzie Partners Inc. for proxy solicitation and related services in connection with our 2017 Annual Meeting. Under our agreement with MacKenzie Partners, MacKenzie Partners will receive a fee of $12,500 and we will also reimburse MacKenzie Partners for reasonable and customary out-of-

pocket expenses incurred in performing such services. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held by such persons, and we may reimburse these brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Copies of the Annual Report

Upon written request, we will provide any stockholder, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”), but without exhibits. Stockholders should direct requests to Cloud Peak Energy Inc., Attn: General Counsel, 505 South Gillette Avenue, Gillette, Wyoming 82716. The Form 10-K and the exhibits filed with it are available on our website, www.cloudpeakenergy.com in the “SEC Filings” subsection of the “Investor Relations” section. The Form 10-K does not constitute a part of the proxy solicitation materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and related rules of the Securities and Exchange Commission (the “SEC”) require our directors and Section 16 officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. We assist our directors and Section 16 officers in making their Section 16(a) filings pursuant to powers of attorney granted by our directors and Section 16 officers on the basis of information obtained from them and our records.

No director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock of the company, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during 2016. This is based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Cloud Peak Energy during and with respect to 2016, including those reports that we have filed on behalf of our directors and Section 16 officers pursuant to powers of attorney.

PROPOSAL I

ELECTION OF DIRECTORS

Election of Class II Directors

As of the date of mailing of the Notice of Availability, we have seven members on our Board. Pursuant to our Certificate of Incorporation and our Bylaws, as currently in effect, our Board is divided into three classes, each of which serves for a three-year term. One class of directors is elected each year at the annual meeting of stockholders. The current terms of our three classes of directors are:

Class	Expiration of Current Three-Year Term
I	2019 Annual Meeting of Stockholders
II	2017 Annual Meeting of Stockholders
III	2018 Annual Meeting of Stockholders

The Class II directors elected at the 2017 Annual Meeting will serve for a term of three years, which expires at the annual meeting of stockholders in 2020 or when their successors are duly elected and qualified. The nominees for Class II directors are (1) William T. Fox III and (2) Robert Skaggs, each of whom is a current member of our Board and was recommended for election by our Nominating and Corporate Governance Committee (“Governance Committee”). Each of the nominees has indicated his willingness to serve as a member of the Board if elected. If, however, a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy, and if any director is unable to serve his or her full term, the Board may by resolution reduce the number of directors or by a majority vote of the directors then in office may designate a substitute to serve until the annual meeting of stockholders in 2020.

The following table sets forth, as of the 2017 Annual Meeting date, certain information about our current directors and nominees.  Mr. Keith Bailey, who served as Chairman of the Board through the date of the 2016 annual meeting, retired from our Board immediately following the 2016 annual meeting and is therefore not included in the table below.  Please see “Director Retirement Policy; 2016 Chairman Transition” below for additional information.

Name	Age*	Position	Class
Patrick Condon	68	Director	I
Jeane Hull	62	Director	I
William Owens	66	Director	I
William T. Fox III	71	Chairman of the Board and Director Nominee	II
Robert Skaggs	63	Director Nominee	II
Colin Marshall	53	President, Chief Executive Officer and Director	III
Steven Nance	60	Director	III

*                 As of the 2017 Annual Meeting date.

Below are summaries of the background, business experience, attributes, qualifications and skills of the current directors of the company and director nominees.

Patrick Condon has served as a director since March 2012. He also serves on the board of directors of Entergy Corporation (“Entergy”), an energy company based in Louisiana, and on the board of Urban Gateways, a Chicago-based 501(c)(3) organization whose mission is to educate and inspire young people by delivering high-quality, accessible arts experiences that advance their personal and academic growth. From May 2012 until its December 2015 sale to The Kroger Co., Mr. Condon also served as an independent director and chair of the audit committee of Roundy’s, Inc., a leading Midwest grocery company located in Milwaukee, Wisconsin. Mr. Condon joined Deloitte & Touche LLP as a partner in 2002, where he provided various consulting and attest services to clients and held a number of regional and national leadership positions until his retirement in 2011. Prior to joining Deloitte & Touche LLP, Mr. Condon was a partner at Arthur Andersen LLP where he provided similar services to clients and held similar leadership positions. Mr. Condon earned a Bachelor of Science in business administration degree in accounting from John Carroll University and is a certified public accountant.

Qualifications of Mr. Condon: Mr. Condon has over forty years’ experience in accounting and finance focused on auditing, leadership and strategy. His qualifications as a financial expert provide an essential skill set to the Board and the Audit Committee.

Jeane Hull has served as a director since July 2016.  Ms. Hull retired from Peabody Energy Corporation (“Peabody”) in August 2015, where she served as Peabody’s Executive Vice President and Chief Technical Officer with responsibility for global strategy and governance for health, safety and environment, supply chain, engineering, applied technologies and asset management functions. Ms. Hull joined Peabody in 2007 as the Senior Vice President of Engineering and Technical Services and managed the global delivery of engineering, environmental, geology and design and construction services. She also served as Peabody’s Group Executive, Powder River Basin from 2008 to 2011 and assumed additional responsibility for Southwest Operations in 2010.  Ms. Hull also serves on the board of directors of Interfor Corporation, a Toronto Stock Exchange listed lumber company with operations in Canada and the United States, since May 2014, and as a member of its audit committee and chair of its environmental and safety committee. A registered professional engineer, Ms. Hull holds a Bachelor of Science degree in civil engineering from South Dakota School of Mines and Technology and an M.B.A. from Nova University in Florida.

Qualifications of Ms. Hull: Ms. Hull has over thirty years’ experience in leadership and operations roles in the mining industry. Her experience brings important expertise to the Board and its committees.

William Owens has served as a director since January 2010. Mr. Owens served as Governor of Colorado from 1999 to 2007 and as Colorado State Treasurer from 1995 to 1999. Since January 2016, Mr. Owens has served as a Senior Director with the law firm Greenberg Traurig. Mr. Owens has served on the board of directors, compensation and corporate governance committees of Bill Barrett Corporation since 2010; and on the board of directors, compensation and corporate governance committees of Federal Signal Corporation, an industrial products company, since 2011. In addition, Mr. Owens has served as a member of the supervisory board of Credit Bank of Moscow, a medium-sized privately owned bank operating in Moscow, Russia and the Moscow region, since 2012, as chairman of its supervisory board since 2013, and as a member of its compensation, corporate governance and nominations committee and of its strategy and capital markets committee since 2013. Mr. Owens also served on the board of directors and audit committee of Key Energy Services, an oilfield services company, from 2007 to 2016; and on the board of directors and audit committee of Vision Logistics, a private transportation company, from 2008 to 2013. Mr. Owens earned a Bachelor of Science degree from Stephen F. Austin State University and a Master’s degree in public affairs from the University of Texas.

Qualifications of Mr. Owens: Mr. Owens’ experience in managing in both the public and private sectors makes him well suited to provide advice to the Board, including regarding the political environment that has increasingly impacted our industry in recent years. He also has extensive experience in both the energy and natural resources sectors. Mr. Owens’ breadth of public and private experience, including service on other public and private boards, brings valuable expertise to the Board and its committees.

William T. Fox III has served as Chairman of our Board since May 2016 and has been a director since October 2009. Mr. Fox was with Citigroup Inc., a global financial services company, and its predecessors for 36 years engaged in corporate lending, and served as a senior credit officer from 1978 until his retirement in 2003. From 1989 until his retirement in 2003, Mr. Fox served as Managing Director, Global Industry Head, Global Energy and Mining of Citigroup. Prior to that, Mr. Fox was Citigroup’s Managing Director, North American Energy and Vice President, Petroleum Department. Mr. Fox served on the board of directors of Rowan Companies, Inc., a provider of international and domestic contract drilling services, from 2001 to 2016, where he served as the chairman of its audit committee, a member of its nominating and corporate governance committee and a member of its executive committee. Mr. Fox holds a Bachelor of Arts degree in economics from Trinity College.

Qualifications of Mr. Fox: Mr. Fox has over thirty years’ experience in commercial banking with a focus in lending to energy companies. In addition, his financial qualifications and experience provide essential skill sets to the Board and its committees.

Robert Skaggs has served as a director since July 2015. Mr. Skaggs previously served as chairman of the board and chief executive officer of Columbia Pipeline Group, Inc. (“CPG”), a natural gas pipeline and underground storage system company, until it was acquired by TransCanada Corporation in July 2016.  Prior to CPG’s separation in July 2015 from NiSource Inc. (“NiSource”), a Fortune 500 energy holding company engaged in natural gas and electric generation, transmission, storage and distribution, Mr. Skaggs served as chief executive officer of NiSource since 2005 and as its president since 2004. Mr. Skaggs earned a Bachelor of Arts degree in economics from Davidson College, a Juris Doctorate from West Virginia University and a Master’s degree in business administration from Tulane University.

Qualifications of Mr. Skaggs: Through his background as a senior executive of large energy industry companies, Mr. Skaggs has extensive experience in developing regulatory strategies, as well as leading regulated commercial activities, and in federal governmental relations in the natural gas, electric and coal-fired generation industries, which brings important expertise and skill to the Board and its committees.

Colin Marshall has served as our President and Chief Executive Officer and a director since July 2008. Previously, he served as the president and chief executive officer of Rio Tinto Energy America Inc. (“RTEA”), an indirect subsidiary of Rio Tinto plc and the former parent company of Cloud Peak Energy Resources LLC (“CPE Resources”), the company’s wholly-owned subsidiary, from June 2006 until November 2009. In this Proxy Statement, references to “Rio Tinto” refer to Rio Tinto plc and Rio Tinto Limited and their subsidiaries, collectively. Rio Tinto plc is the ultimate parent company of RTEA. From March 2004 to May 2006, Mr. Marshall served as General Manager of Rio Tinto’s Pilbara Iron’s west Pilbara iron ore operations in Tom Price, West Australia, from June 2001 to March 2004, he served as General Manager of RTEA’s Cordero Rojo mine in Wyoming, and from August 2000 to June 2001, he served as Operations Manager of RTEA’s Cordero Rojo mine. Mr. Marshall worked for Rio Tinto plc in London as an analyst in the Business Evaluation Department from 1992 to 1996. From 1996 to 2000, he was Finance Director of the Rio Tinto Pacific Coal business unit based in Brisbane, Australia. Mr. Marshall holds a Bachelor of Engineering degree and a Master’s degree in mechanical engineering from Brunel University and a Master of Business Administration from the London Business School.

Qualifications of Mr. Marshall: In his position as President and Chief Executive Officer, making him the senior most executive of the company, Mr. Marshall provides the Board with a key perspective into the operations of the business, including the operations and marketing challenges it faces. Mr. Marshall has over twenty years’ financial and operational experience in the mining industry.

Steven Nance has served as a director since January 2010. Mr. Nance has been the president and managing member of Steele Creek Energy, LLC, a company dealing primarily in oil and gas investments, since 2010. Mr. Nance was appointed to the board of directors of Newfield Exploration Company, an exploration and production company, in June 2013 and currently serves as lead director in addition to serving on its operations and reserves committee and chairing its nominating and governance committee. Mr. Nance served on the board of directors of The Williams Companies, Inc. from 2012 to 2016, where he served on its compensation committee and chaired its special safety committee. Mr. Nance served as president and sole director of Steele Creek Investment Company, the predecessor entity which held Mr. Nance’s oil and gas ownership, from 1997 to November 2013 providing, from time to time, consulting services on matters such as oil and gas investments, succession planning, coaching and leadership development. From 2000 until 2007, Mr. Nance served as the president of Peoples Energy Production Company, an oil and gas exploration and production company. Mr. Nance holds a Bachelor of Science degree in petroleum engineering from Texas Tech University and is a registered professional engineer (inactive status).

Qualifications of Mr. Nance: Mr. Nance has over thirty years’ experience in the oil and gas industry and has significant experience in senior executive positions, as well as merger and acquisition activities in these industries. Mr. Nance has experience in risk management and, along with his perspective as a former executive, brings a wealth of broad corporate knowledge to the Board and its committees.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR the election of each of the Class II director nominees named above. The management proxy holders will vote all properly submitted proxies FOR election unless properly instructed otherwise.

EXECUTIVE OFFICERS

This section provides information regarding the background, business experience, attributes, qualifications and skills of our current executive officers, other than Mr. Marshall, our President and Chief Executive Officer, who also serves as a director of the company. Refer to the table and disclosure above under “Proposal I—Election of Directors” for biographical and related information regarding Mr. Marshall.

Name	Age*	Position(s)
Heath Hill	46	Executive Vice President and Chief Financial Officer
Gary Rivenes	47	Executive Vice President and Chief Operating Officer
Bryan Pechersky	46	Executive Vice President, General Counsel and Corporate Secretary
Bruce Jones	59	Senior Vice President, Technical Services
Cary Martin	65	Senior Vice President, Human Resources
Todd Myers	53	Senior Vice President, Marketing and Business Development
Kendall Carbone	51	Vice President and Chief Accounting Officer

*                 As of the 2017 Annual Meeting date.

Heath Hill has served as our Executive Vice President and Chief Financial Officer since March 2015 and prior to that he served as our Vice President and Chief Accounting Officer since September 2010. Previously, Mr. Hill served in various capacities with PricewaterhouseCoopers LLP, our independent auditors, from September 1998 to September 2010, including Senior Manager from September 2006 to September 2010, and Manager from September 2003 to September 2006. While with PricewaterhouseCoopers LLP, Mr. Hill’s responsibilities included assurance services primarily related to SEC registrants, including annual audits of financial statements and internal controls, public debt offerings and IPO transactions. From June 2003 to June 2005 he held a position with PricewaterhouseCoopers in Germany serving U.S. registrants throughout Europe. Mr. Hill never worked on any engagements or projects for Cloud Peak Energy Inc. or its predecessor, Rio Tinto, while he was with PricewaterhouseCoopers LLP. Mr. Hill earned his Bachelor’s degree in accounting from the University of Northern Colorado and is an active certified public accountant.

Gary Rivenes has served as our Executive Vice President and Chief Operating Officer since October 2009. Previously, he served as Vice President, Operations, of RTEA from December 2008 until November 2009, and as Acting Vice President, Operations, of RTEA from January 2008 to November 2008. From September 2007 to December 2007, Mr. Rivenes served as General Manager for RTEA’s Jacobs Ranch mine, from October 2006 to

September 2007, he served as General Manager for RTEA’s Antelope mine and from November 2003 to September 2006, he served as Manager, Mine Operations for RTEA’s Antelope mine. Prior to that, he worked for RTEA in a variety of operational and technical positions for RTEA’s Antelope, Colowyo and Jacobs Ranch mines since 1992. Mr. Rivenes holds a Bachelor of Science in mining engineering from Montana College of Mineral Science & Technology.

Bryan Pechersky has served as our Executive Vice President since January 2015, our General Counsel since January 2010 and our Corporate Secretary since March 2013. Prior to his promotion to Executive Vice President, he served as Senior Vice President beginning in 2010. Mr. Pechersky oversees our legal department and, since June 2016, our government affairs department. Previously, Mr. Pechersky was Senior Vice President, General Counsel and Secretary for Harte-Hanks, Inc., a worldwide, direct and targeted marketing company from March 2007 to January 2010. Prior to that, he also served as Senior Vice President, Secretary and Senior Corporate Counsel for Blockbuster Inc., a global movie and game entertainment retailer from October 2005 to March 2007, and was Deputy General Counsel and Secretary for Unocal Corporation, an international energy company acquired by Chevron Corporation in 2005, from March 2004 until October 2005. While in these capacities, Mr. Pechersky’s responsibilities included advising on various legal, regulatory and compliance matters, transactions and other responsibilities that are common for a general counsel and corporate secretary. Mr. Pechersky was in private practice for approximately seven years with the international law firm Vinson & Elkins L.L.P. before joining Unocal Corporation. Mr. Pechersky also served as a Law Clerk to the Hon. Loretta A. Preska of the U.S. District Court for the Southern District of New York in 1995 and 1996. Mr. Pechersky earned his Bachelor’s degree and Juris Doctorate from the University of Texas at Austin.

Bruce Jones has served as our Senior Vice President, Technical Services since July 2013, with responsibilities in strategic and long-term mine planning, geological services, land management and environmental affairs. Prior to his appointment as Senior Vice President, Mr. Jones was General Manager of our Spring Creek Mine from March 2007 to July 2013. Before joining the Spring Creek Mine, Mr. Jones was the Operations Manager for Kennecott Utah Copper at the Bingham Canyon Mine in Bingham Canyon, Utah. Mr. Jones began his career as a mining engineer for Inspiration Coal, Inc. in 1982 and has worked in several sectors of the mining industry. During his career, Mr. Jones has held engineering and operations management positions at gold, copper and coal mining operations. Mr. Jones holds a Bachelor of Science degree in mining engineering from the University of Wisconsin-Platteville and a Master of Business Administration from the University of Utah. Mr. Jones is a registered professional engineer in Kentucky and Utah.

Cary Martin has served as our Senior Vice President, Human Resources since October 2009. Previously, he served as Vice President / Corporate Officer of Human Resources for OGE Energy Corp., an electric utility and natural gas processing holding company from September 2006 until March 2008, and as a Segment Vice President for several different divisions of SPX Corporation, an international multi-industry manufacturing and services company from December 1999 until May 2006. In these capacities, Mr. Martin’s responsibilities included oversight of employee and labor relations, workforce planning, employee development, compensation administration, policies and procedures and other responsibilities that are common for a human resources executive. From 1982 until 1999, Mr. Martin served in various management and officer positions for industries ranging from medical facilities to cable manufacturers. Mr. Martin received his Bachelor’s degree in business administration from the University of Missouri and his Master’s degree in management science from St. Louis University.

Todd Myers has served as our Senior Vice President, Marketing and Business Development since June 2016.   Prior to that appointment, he served as our Senior Vice President, Business Development beginning in July 2010.  Previously, he served as President of Westmoreland Coal Sales Company and in other senior leadership positions with Westmoreland Coal in marketing and business development during two periods dating to 1989. In his various capacities with Westmoreland Coal, Mr. Myers’s responsibilities included developing and implementing corporate merger and acquisition strategies, divesting coal related assets, negotiating complex transactions and other responsibilities generally attributable to the management of coal businesses. Mr. Myers also spent five years with RDI Consulting, a leading consulting firm in the coal and energy industries, where he led the environmental consulting practice. In 1987, Mr. Myers served as a staff assistant in the U.S. House of Representatives. Mr. Myers earned his Bachelor of Arts in political science from Pennsylvania State University in University Park, Pennsylvania, and his Masters in International Management from the Thunderbird Graduate School of Global Management in Glendale, Arizona.

Kendall Carbone has served as our Vice President and Chief Accounting Officer since March 2015 and previously as our Assistant Chief Accounting Officer since January 2015. Prior to joining Cloud Peak Energy, Ms. Carbone served as Vice President, Controller and Chief Accounting Officer for both Cool Planet Energy Systems, Inc. from 2013 to 2014 and QEP Resources, Inc. from 2010 to 2013. Ms. Carbone has extensive experience in the energy industry including bio-fuel, natural gas and oil refining as well as previous experience in mining. Ms. Carbone is a certified public accountant and holds a Master’s degree in accounting from New York University and a Bachelor’s degree in economics from Dartmouth College.

CORPORATE GOVERNANCE

We believe strong corporate governance helps to ensure our company is managed for the long-term benefit of our stockholders. We believe effective corporate governance should include constructive conversations with our stockholders, and we maintain a robust investor relations program. In 2016, we engaged in extensive investor outreach efforts specifically focused on executive compensation matters, as described in greater detail below under “Executive Compensation—Compensation Discussion and Analysis — Stockholder Outreach and Response to 2016 Say on Pay Vote.”

As part of our commitment to corporate governance leadership and our compliance with the listing standards of the NYSE and SEC regulations, we have adopted various charters, policies and procedures. You can access and print, free of charge, the charters of our Audit Committee, Compensation Committee, Governance Committee, and Health, Safety, Environment and Communities Committee (“HSEC Committee”), as well as our Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Principal Executive and Senior Financial Officers, Clawback Policy, Insider Trading Policy and certain other policies and procedures from our website at www.cloudpeakenergy.com in the “Corporate Governance” subsection of the “Investor Relations” section. Additionally, stockholders can request copies of any of these documents, free of charge, by submitting a written request to Cloud Peak Energy Inc., Attn: General Counsel, 505 South Gillette Avenue, Gillette, Wyoming 82716.

The Board reviews these materials annually and updates them based on changes in Delaware corporate law, the rules and listing standards of the NYSE and SEC regulations, as well as best practices suggested by recognized governance authorities. The Board also takes into account feedback received from our investor outreach efforts. From time to time, we expect these materials will be modified in response to changing regulatory requirements, evolving practices, feedback from our stockholders and other stakeholders and otherwise as circumstances warrant. We encourage you to check our website periodically for the most recent versions of our governance materials.

Board Leadership Structure; Separate Chairman and CEO Positions

Cloud Peak Energy’s Chairman of the Board and Chief Executive Officer (“CEO”) positions are separate. Our Board is composed of a majority of independent directors, and the Chairman of the Board is an independent director. The only member of our Board who is not considered independent is Mr. Marshall, our President and CEO. In addition, our Audit Committee, Compensation Committee and Governance Committee, each as described below, are composed of entirely independent directors, including the chairman of each committee. The Board believes that the HSEC Committee is best served by including Mr. Marshall as a member and has appointed an independent director as the chairman of that committee.

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. We believe the number of independent directors that make up our Board, along with the oversight provided by our independent Chairman of the Board, benefits both the company and our stockholders. The Board and independent directors consider the Board’s leadership structure on a regular basis.

Board’s Role in Risk Oversight

Generally speaking, the Board executes oversight responsibility for risk management directly and through its committees, as follows:

•                  The Audit Committee has primary responsibility for overseeing and discussing with management the process for identifying and classifying the company’s principal risks and identifying appropriate steps to monitor and manage such exposures. The company’s internal auditor, who reports directly to the Audit Committee and administratively to our Executive Vice President and Chief Financial Officer, performs risk assessments and conducts audits of high risk areas accordingly. The Audit Committee’s meeting agendas are planned to include discussions of significant individual risk areas throughout the year. In addition, the Audit Committee has certain oversight responsibilities with respect to our overall legal compliance program.  Our internal compliance committee is a cross-functional employee committee that oversees our corporate ethics and compliance programs and is appointed by, and reports directly to, our Audit Committee. The compliance committee consists of our CEO, Chief Operating Officer, General Counsel, Senior Vice President, Human Resources and Director of Internal Audit.

•                  The Board’s other committees (Compensation Committee, Governance Committee, and HSEC Committee) oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally.

•                  The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairmen to the full Board. These reports are presented at regular Board meetings and include discussions of committee agenda topics, including matters involving risk oversight. In addition, Board members frequently attend all committee meetings regardless of membership on that committee, and the full Board is provided with all Board and standing committee meeting materials. For additional information about the activities and responsibilities of the Board’s committees and the scope of the Board’s delegation to its committees, refer to the respective committees’ charters, which are available on our website at www.cloudpeakenergy.com in the “Corporate Governance” subsection of the “Investor Relations” section.

•                  The Board’s meetings are also planned to consider specific risk topics, including risks associated with our strategic plan, our capital structure and our significant business activities, and an overall risk review presented by management. In addition, the Board receives detailed regular reports from members of our executive management team, which include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with regular Board meetings and are discussed, as necessary, at Board meetings. Further, the Board’s fulfillment of its oversight responsibility for risk management includes being informed between regular meetings of significant developments, including those that could affect our risk profile or other aspects of our business.

Diversity of Board Members

We do not maintain a separate policy regarding the diversity of our Board members. However, the charter of the Governance Committee provides that in recommending potential nominees to the Board, the Committee will take diversity into account with the intent of creating a Board that consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Consistent with its charter, the Governance Committee and ultimately the Board seek nominees with distinct professional backgrounds, experience and perspectives so that the Board as a whole has the appropriate mix of skills, perspectives, personal and professional experiences and backgrounds necessary to fulfill the needs of the company with respect to the current issues it faces. When evaluating recommendations for potential nominees, the Governance Committee considers the contribution of existing directors, as well as the qualifications of new nominees.

Board of Directors and Board Committees

Our business is managed under the direction of our Board. The Board appoints the CEO, approves and monitors the fundamental financial and business strategies of our company, and provides a source of advice and counsel to management. The Board also oversees CEO succession planning and is responsible for ensuring that succession planning for other members of senior management is ongoing. In addition, the Board’s responsibilities include reviewing and approving major corporate actions, working with management to identify the principal risks of the company’s businesses and overseeing the implementation of appropriate risk management systems, as well as evaluating, through the Compensation Committee and the independent directors, the compensation of the CEO and other executive officers.

The Board meets on a regularly scheduled basis to review significant developments affecting our company, to act on matters requiring approval by the Board and to otherwise fulfill its responsibilities. It also holds special meetings when an important matter requires action or review by the Board between regularly scheduled meetings. The Board has the following separately designated standing committees:

•                  Audit Committee,

•                  Compensation Committee,

•                  Governance Committee, and

•                  HSEC Committee.

The following table provides membership and meeting information for the Board and each of the Board’s standing committees during 2016 and also describes changes to the Board and its committees as of the date of this Proxy Statement:

Director	Independent (1)	Audit Committee (2)	Compensation Committee	Governance Committee	HSEC Committee
Keith Bailey (3)	Yes	—	—	—	Former Member
Patrick Condon	Yes	Chair	—	Member	—
William T. Fox III (3)	Yes	Former Member	Former Chair	Member	Member
Jeane Hull (4)	Yes	Member	Member	—	Member
Colin Marshall	No	—	—	—	Member
Steven Nance	Yes	—	Member	—	Chair
William Owens	Yes	—	Member	Chair	—
Robert Skaggs	Yes	Member	Chair	Former Member	—
Number of In-Person and Telephonic Committee Meetings in 2016 (5)	—	8	7	5	5
Number of In-Person and Telephonic Board Meetings in 2016 (5)	9	—	—	—	—

(1)         The Board has determined whether the director is independent as described below under “Independence of Directors.”

(2)         The Board has determined that each of Messrs. Condon and Skaggs is an audit committee financial expert as described below under “Audit Committee Financial Experts and Financial Literacy.”

(3)         Mr. Bailey served as Chairman of the Board through the date of the 2016 annual meeting and, immediately following the 2016 annual meeting, he retired from the Board pursuant to our director retirement policy.  Mr. Fox became Chairman of the Board immediately following the 2016 annual meeting upon Mr. Bailey’s retirement from the Board.

(4)         Ms. Hull was elected to the Board effective July 6, 2016, and was appointed as a member of the Audit Committee, Compensation Committee and HSEC Committee.

(5)         During 2016, each director participated in (a) all of the Board meetings that were held and (b) at least 75 percent of the total number of all meetings of each committee of which the director was a member that were held, in each case, during the period that the director served on the Board or the applicable committee.

A brief description of the principal functions of each of the Board’s four standing committees follows. Each committee also has certain oversight responsibilities for risk management as described above. The Board retains the right to exercise the powers of any committee to the extent consistent with applicable rules and regulations, and may do so from time to time. For additional information, please refer to the Audit Committee Charter, the Compensation Committee Charter, the Governance Committee Charter, and the HSEC Committee Charter, which are available on our website at www.cloudpeakenergy.com in the “Corporate Governance” subsection of the “Investor Relations” section.

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibility to our stockholders, the investment community and governmental agencies that regulate our activities in its oversight of:

•                  The integrity of our financial statements, financial reports and other financial information filed with the SEC;

•                  The integrity and adequacy of our auditing, accounting and financial reporting processes and systems of internal control over financial reporting;

•                  Our compliance with legal and regulatory requirements, including internal controls designed for that purpose;

•                  The independence, qualifications and performance of our independent registered public accounting firm; and

•                  The performance of our internal audit function.

The Audit Committee provides an avenue of free, open and clear communication among the auditors, the internal audit function, management, the Audit Committee and the Board. The Audit Committee is also responsible for preparing the Audit Committee Report that SEC rules require be included in our annual proxy statement. The Audit Committee meets regularly in executive session with the Chief Financial Officer (“CFO”), internal auditor, General Counsel and external auditors, and as a committee. These executive sessions may include other non-employee directors.

Compensation Committee

General

The Compensation Committee determines and oversees the execution of the company’s compensation philosophy and oversees the administration of the company’s executive compensation program. The primary functions of the Compensation Committee are to:

•                  Review, evaluate and approve, or recommend to the Board or other independent directors of the Board, our agreements, plans, policies and programs to compensate our executive officers and directors;

•                  Oversee our plans, policies and programs to compensate our non-executive employees;

•                  Review and discuss with our management the Compensation Discussion and Analysis included in our annual proxy statement, and determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in our annual proxy statement, in accordance with applicable rules and regulations;

•                  Produce the Compensation Committee Report as required by Item 407(e)(5) of Regulation S-K for inclusion in our annual proxy statement; and

•                  Otherwise discharge the Board’s responsibilities relating to compensation of our executive officers and directors.

The Compensation Committee may, in its discretion and as appropriate, delegate duties and responsibilities to a member or to a subcommittee of the Compensation Committee. However, no subcommittee may be delegated any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. No subcommittees were formed or met in 2016.

The Compensation Committee meets in executive session as it deems appropriate to review and consider executive compensation matters without the presence of our executive officers. These executive sessions may include other independent directors and the Compensation Committee’s independent compensation consultant.

Other Participants in the Executive Compensation Process

In addition to the members of the Compensation Committee and members of the Board who may also be in attendance at the Compensation Committee’s meetings, our CEO, Senior Vice President, Human Resources and the Compensation Committee’s independent compensation consultant, Aon Hewitt, also participated in and contributed to our executive compensation process during 2016. Ultimately, the Compensation Committee exercises its independent business judgment with respect to recommendations and opinions of these other participants and the Compensation Committee (or our independent directors as a group) makes final determinations about our executive officer compensation.

CEO—During its meetings throughout 2016, the Compensation Committee invited input from our CEO on executive compensation for 2016. In particular, Mr. Marshall provided the perspective of management to the

Compensation Committee regarding executive compensation matters generally and the performance of the executive officers reporting to him. Mr. Marshall provided input on the company targets, and, for the executive officers reporting to him, the personal performance measurements related to our Annual Incentive Plan for 2016, base salary levels and other compensation matters. Mr. Marshall did not provide recommendations with respect to his own compensation amounts.

Compensation Consultants—As in prior years, the Compensation Committee retained Aon Hewitt to assist with the evaluation of and determinations for our executive compensation program and other executive and director compensation matters for 2016. Under the terms of the engagement, Aon Hewitt reports directly to the Compensation Committee. Although Aon Hewitt also works in cooperation with management as required to gather information necessary to carry out its obligations to the Compensation Committee, Aon Hewitt does not have a separate engagement with our management; however, management has periodically engaged Radford, an Aon Hewitt affiliate, to provide equity valuation and other similar services from time to time for an immaterial service fee.

In connection with its engagement of Aon Hewitt and based on the information presented to it, the Compensation Committee assessed the independence of Aon Hewitt pursuant to applicable SEC and NYSE rules and concluded that Aon Hewitt’s work for the Compensation Committee, and the immaterial services provided by Radford as described above, did not raise any conflict of interest for 2016. Please see “Executive Compensation—Compensation Discussion and Analysis” for additional information regarding the scope of Aon Hewitt’s engagement for 2016 and other matters related to our executive compensation program for 2016.

Nominating and Corporate Governance Committee

The primary functions of the Governance Committee are to:

•                  Advise the Board and make recommendations regarding appropriate corporate governance practices and assist the Board in implementing those practices;

•                  Assist the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

•                  Advise the Board about the appropriate composition of the Board and its committees;

•                  Lead the Board in the annual performance evaluation of the Board, its committees and of management; and

•                  Direct all matters relating to the succession of our CEO.

Health, Safety, Environment and Communities Committee

The primary functions of the HSEC Committee are to oversee:

•                  Our compliance with safety, health, environmental and sustainability-related laws and other regulatory requirements applicable to our business;

•                  Our initiatives to enhance sustainable business practices and our reputation as a responsible corporate citizen, including the promulgation and enforcement of policies, procedures and practices that promote the protection of the safety and health of our employees, contractors, customers, the public and the environment;

•                  The plans, programs and processes established by us to evaluate and manage safety, health, environmental and sustainability risks to our business, operations, products and reputation generally; and

•                  Our response to significant safety, health, environmental and sustainability-related public policy, legislative, regulatory, political and social issues, trends or incidents that may affect our business operations, financial performance or public image or the industry in which we operate.

Director Nomination Process; Proxy Access

The Governance Committee identifies and recommends to the Board the candidates for nomination as directors. Stockholders may propose nominees for consideration by our Governance Committee by submitting names and supporting information to Cloud Peak Energy Inc., Attn: Corporate Secretary, 505 South Gillette Avenue, Gillette, Wyoming, 82716 in accordance with our Bylaws and applicable law. The Board approves the final choice of candidates for nomination and recommendation for election to our stockholders. In addition, our Bylaws provide that eligible stockholders who comply with the requirements of the proxy access provision set forth in our Bylaws may include their own nominee or nominees for director in our proxy statement.  Specifically, the company’s proxy access provision provides that a stockholder, or an unlimited group of stockholders, who has, or have:

•                  maintained continuous qualifying ownership of at least 3% of Cloud Peak Energy’s outstanding common stock, for at least 3 years, and

•                  complied with the other requirements set forth in the Bylaws,

may submit, for inclusion in Cloud Peak Energy’s proxy materials for an annual meeting of stockholders, a number of director nominees that together with all eligible stockholder nominees shall not exceed 25% of the total number of directors in office (rounded down to the nearest whole number).

The Governance Committee selects nominees for the Board, including any nominees proposed for consideration by our stockholders, in accordance with the procedures and criteria set forth in the Corporate Governance Guidelines and the Governance Committee’s charter. The Board seeks a diverse group of candidates who possess the background, skills and expertise necessary to make a significant contribution to the Board and the company. In reviewing director candidates, the Governance Committee reviews each candidate’s qualifications for membership on the Board and takes into account the qualities required to add value to the company and to the functioning of the Board and its committees such as independence, financial expertise, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s personal and professional integrity and business judgment, the candidate’s willingness to commit the required time to serve as a Board member, the extent to which the candidate would be a desirable addition to the Board and its committees and any other factors it deems appropriate (including with respect to continuing directors, the director’s past Board and committee meeting attendance and performance and length of Board service), as well as the expected qualities of Board members set forth in our Corporate Governance Guidelines and any applicable legal, regulatory and listing requirements.

As provided by our Corporate Governance Guidelines, a Board member is expected to demonstrate high ethical standards and integrity in his or her personal and professional dealings, act honestly and in good faith with a view to the best interest of the company, devote sufficient time to the affairs of the company and exercise care, diligence and skill in fulfilling his or her responsibilities, both as a Board member and as a member of any of its standing committees. A Board member is also expected to provide independent judgment on a broad range of issues, understand and challenge the key business plans of the company, be willing to work in a team and be open to opinions of others, and raise the appropriate difficult questions and issues to facilitate active and effective participation in the deliberation of the Board and of each committee on which he or she serves. Further, each of the Board members should make all reasonable efforts to attend all Board and committee meetings, review the materials provided by management in advance of the Board and committee meetings, and inform the Chairman of the Board before accepting membership on any other board of directors or audit committees. A Board member should also inform the Chairman of the Board of any change in the director’s interests that could affect the director’s relationship to the company.

The Governance Committee and the Board may take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board or the company’s stockholders, as applicable.

Ms. Hull, who was appointed to the Board in July 2016, was initially referred to the Governance Committee and the Board for consideration by our CEO.  Ms. Hull was considered along with another potential candidate.  In accordance with our director nomination process described above, Ms. Hull was ultimately recommended by our Governance Committee and nominated by the Board following a thorough review and evaluation by the Governance

Committee and the Board of Ms. Hull’s executive and industry experience, skill set and independence and the determination that she would provide a valuable additional perspective to the Board and its committees.

Director Retirement Policy; 2016 Chairman Transition

Our Corporate Governance Guidelines state that a director who has attained the age of 72 prior to the annual meeting of stockholders in any year shall retire from office at such annual meeting unless the Board, in its discretion, approves an exception.

Mr. Keith Bailey, who turned 72 on April 5, 2014 and who served as Chairman of the Board during 2016 through the date of the 2016 annual meeting, retired from the Board immediately following the 2016 annual meeting. The Board previously approved an exception to our director retirement policy to provide for Mr. Bailey to continue serving the remainder of his then-current term as a Class I director, which expired at the 2016 annual meeting.  Mr. Bailey did not stand for reelection at the 2016 annual meeting. The Board reduced the size of the Board by one effective upon Mr. Bailey’s retirement and, as of that time, our Board was comprised of six members until the Board increased the size of the Board by one immediately prior to the appointment of Ms. Hull in July 2016.

The Board appointed independent director Mr. Fox, who is currently 71, to become Chairman of the Board effective upon Mr. Bailey’s retirement.  In connection with the nomination of Mr. Fox as a Class II director to serve a new term of three years commencing at the 2017 Annual Meeting, the Board considered the fact that Mr. Fox would turn 72 years old prior to the expiration of this new term at the annual meeting of stockholders in 2020.  Given Mr. Fox’s significant, continuing contributions to the Board and a desire to provide longer-term consistency in the role of Chairman of the Board, the Board approved an exception to our director retirement policy to provide for Mr. Fox to continue to serve on the Board for the full duration of the new term, assuming his re-election to the Board at the 2017 Annual Meeting.

Independence of Directors

Pursuant to our Corporate Governance Guidelines and the rules of the NYSE, our Board is comprised of a majority of directors who satisfy the criteria for “independent directors.”

Annual questionnaires are used to gather input to assist the Governance Committee and the Board in their determinations of the independence of the non-employee directors. Based on the foregoing and on such other due consideration and diligence as it deemed appropriate, the Governance Committee presented its findings to the Board on the independence of (1) former director Keith Bailey, (2) Patrick Condon, (3) William T. Fox III, (4) William Owens, (5) Steven Nance, (6) Robert Skaggs, and (7) in connection with her appointment to the Board in July 2016, Jeane Hull, in each case, in accordance with the applicable federal securities laws, the SEC rules promulgated thereunder, and the applicable rules of the NYSE and our Guidelines on the Independence of the Directors (which may be found in Annex A to our Corporate Governance Guidelines).

The Board concluded that, other than in their capacity as directors, none of the non-employee directors had a material relationship with Cloud Peak Energy, either directly or as a partner, stockholder or officer of an organization that has a relationship with Cloud Peak Energy. In making its determination in connection with the appointment of Ms. Hull, the Board considered that Ms. Hull retired from her position as an officer of Peabody in August 2015 and that Cloud Peak Energy has in the past sold coal to, or purchased coal from, Peabody in the ordinary course of business.  Due to the amounts involved in those ordinary course transactions, the fact that Ms. Hull’s employment with Peabody terminated prior to her appointment to the Board and the fact that Ms. Hull did not participate in those transactions, the Board determined that Ms. Hull did not have a material relationship with Cloud Peak Energy that would impair Ms. Hull’s independence to serve on our Board or the Board’s committees.  The Board undertook a similar analysis with respect to Mr. Condon, who also serves as a non-employee director of Entergy.  In the ordinary course of business, we sell our coal to numerous domestic utility customers, including Entergy or its affiliates.  Our Board considered that potential relationship and deemed it not to be material or to otherwise impair Mr. Condon’s independence to serve on our Board or the Board’s committees because Mr. Condon’s role for Entergy is solely as a non-employee member of its board of directors and he does not participate in those ordinary course transactions.

The Board further determined that (1) each director serving on the Audit Committee, Compensation Committee and Governance Committee is otherwise independent under applicable NYSE listing standards and our Guidelines on the Independence of the Directors for purposes of serving on the Board, Audit Committee, Compensation Committee and Governance Committee, as applicable, (2) each such non-employee director satisfies the additional audit committee independence standards under Rule 10A-3 of the Exchange Act and the additional independence requirements applicable specifically to compensation committee members under the NYSE’s listing standards, and (3) each director serving on the Compensation Committee qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code and a “non-employee director” under Rule 16b-3 of the Exchange Act.

Executive Sessions of Independent Directors

Our Corporate Governance Guidelines provide that every regular meeting of the Board will include one or more executive sessions at which no employee directors or other members of senior management are present in order to promote free and open discussion and communication among the non-employee directors. At least one executive session per year includes only independent directors. Currently, all of our non-employee directors are also considered to be independent directors. As a result, our independent directors hold an executive session at each quarterly Board meeting. The Chairman of the Board, who is an independent director, presides over all executive sessions of the Board. If, in the future, our Chairman of the Board were to be a person who is an executive of the company, in accordance with our Corporate Governance Guidelines, our Board would appoint a lead director from among the non-employee directors to preside over the executive sessions of the Board.

Board and Committee Evaluations

Each year, the Board and its committees perform a rigorous self-evaluation. The Governance Committee oversees this process. The evaluations solicit input from directors regarding the performance and effectiveness of the Board and its committees and provide an opportunity for directors to identify areas where improvements could be made. Individual director responses are submitted to our Corporate Secretary, who then compiles aggregated, anonymous results of the evaluations for review and discussion by the Board and its committees. The Board believes this process is effective to evaluate the Board and its committees and identify opportunities for continuous improvement.

Audit Committee Financial Experts and Financial Literacy

The Board has determined that Messrs. Condon and Skaggs and Ms. Hull, the current members of the Audit Committee, are each financially literate as interpreted by the Board in its business judgment based on applicable NYSE rules, and that Messrs. Condon and Skaggs each further qualify as an audit committee financial expert, as such term is defined in applicable SEC rules, and have accounting or related financial management experience, as defined by applicable NYSE rules and interpreted by the Board in its business judgment.

Communications with Non-Employee Directors and Other Board Communications

The Board provides a process, pursuant to its Policy Regarding Communications from Stockholders, to enhance the ability of stockholders and other interested parties to communicate directly with the non-employee directors as a group, the entire Board, Board committees or individual directors.

Stockholders and other interested parties may communicate by writing to: Cloud Peak Energy Inc., 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary; or via the Internet at www.cloudpeakenergy.com by clicking on “Contact the Board” in the “Corporate Governance” subsection of the “Investor Relations” section. Stockholders may submit their communications to the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Confidential—To be opened only by the Corporate Secretary of the Company.” The Corporate Secretary will compile all communications submitted using the process described herein and forward such communications to such director or group of directors as he deems necessary or appropriate. The Corporate Secretary is not required to forward certain communications if it is determined that the communication is (1) unrelated to the duties and responsibilities of the Board, (2) unduly hostile, threatening or illegal, or (3) obscene or otherwise deemed to be inappropriate.

Stockholder communications that relate to accounting, internal accounting controls or auditing matters will be processed in accordance with our Accounting Complaints Policy. Concerns about accounting or auditing matters may be forwarded on a confidential or anonymous basis to the Audit Committee by writing to: Cloud Peak Energy Inc., 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: General Counsel, as well as through the Ethics Hotline at (866) 528-0054.

Director Attendance at Annual Meetings

The Corporate Governance Guidelines provide that directors are expected to attend our annual meeting of stockholders. All of our directors at the time of the 2016 annual meeting of stockholders attended that meeting.

Certain Relationships and Related Party Transactions

Pursuant to our Related Party Transactions Policy, our Audit Committee reviews and approves or ratifies transactions in excess of $100,000 of value in which we participate and in which a director, nominee for director, executive officer of the company or any immediate family member thereof, or beneficial holder of more than 5% of any class of our voting securities has or will have a direct or indirect material interest. After appropriate review (which includes consideration of the financial terms of the transaction), the Audit Committee is to approve only those related party transactions that are consistent with our Related Party Transactions Policy and on terms, taken as a whole, which the Audit Committee believes are no less favorable to us than could be obtained in an arms-length transaction with an unrelated third party, unless the Audit Committee determines that the transactions are not inconsistent with the best interests of the company.

Policies on Business Conduct and Ethics

We have established a corporate compliance program as part of our commitment to responsible business practices in all of the communities in which we operate. The Board has adopted a Code of Conduct that applies to all of our directors, officers and employees, which, although not intended to cover every situation or circumstance that may arise, is designed to (1) provide basic principles and guidelines to assist directors, officers and employees in complying with the legal and ethical requirements governing the company’s business conduct and (2) cover a wide range of business practices and procedures. In addition, we have adopted a Code of Ethics for Principal Executive and Senior Financial Officers mandating a commitment to financial integrity and to full and accurate financial disclosure in compliance with applicable accounting policies, laws and regulations. These two policies form the foundation of a compliance program that includes policies and procedures covering a variety of specific areas of professional conduct, including compliance with laws, conflicts of interest, confidentiality, public corporate disclosures, insider trading, anti-bribery, trade practices, protection and proper use of company assets, intellectual property, financial accounting, employment practices, health, safety and environment, and political contributions and payments.

Both our Code of Conduct and our Code of Ethics for Principal Executive and Senior Financial Officers are available on our website at www.cloudpeakenergy.com in the “Corporate Governance” subsection of the “Investor Relations” section. In accordance with NYSE and SEC rules, we will disclose any future amendments to or waivers from our Code of Ethics for our Principal Executive and Senior Financial Officers as well as any waivers from our Code of Conduct for directors and executive officers by posting such information on our website within the time period required by applicable SEC and NYSE rules.

Indemnification of Officers and Directors

Our Bylaws require us to indemnify our officers and directors to the fullest extent permitted by the Delaware General Corporation Law. Our Bylaws also state that Cloud Peak Energy has the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including, without limitation, with respect to an employee benefit plan), against any liability asserted against the person and incurred by the person or on the person’s behalf in any such capacity, or arising out of the person’s status as such, whether or not the company would have the power to indemnify the person against such liability under our Bylaws or the Delaware General Corporation Law; provided, however, that such insurance is available on acceptable terms, as determined by a majority of the Board.

Management Certifications

In accordance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and SEC rules thereunder, our CEO and CFO have signed certifications under Sarbanes-Oxley Act Section 302, which have been filed as exhibits to the Form 10-K. In addition, our CEO submitted our most recent certification to the NYSE under Section 303A.12(a) of the NYSE listing standards on May 19, 2016.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the number of shares of common stock beneficially owned by each person known by Cloud Peak Energy to beneficially own more than 5% of the outstanding shares of our common stock. Except as otherwise noted, (A) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (B) ownership is as of the dates noted below. As of February 28, 2017, there were 74,964,793 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10055	4,417,116	5.9%
Dimensional Fund Advisors LP (2) 6300 Bee Cave Road Austin, TX 78746	3,751,599	5.0%
The Vanguard Group, Inc. (3) 100 Vanguard Blvd. Malvern, PA 19355	2,799,354	3.7%
Kopernik Global Investors, LLC (4) Two Harbour Place 302 Knights Run Avenue, Suite 1225 Tampa, FL 33602	1,799,904	2.4%
Franklin Resources, Inc. (5) One Franklin Parkway San Mateo, CA 94403	2,266,400	3.0%

(1)         This information is based on a Schedule 13G/A filed with the SEC on January 23, 2017, by BlackRock, Inc., in which it reported sole voting power as to 4,395,594 shares and sole dispositive power as to all shares.

(2)         This information is based on a Schedule 13G filed with the SEC on February 9, 2017, by Dimensional Fund Advisors LP (“Dimensional”), in which it reported sole voting power as to 3,590,130 shares and sole dispositive power as to all shares. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(3)         This information is based on a Schedule 13G/A filed with the SEC on February 10, 2017, by The Vanguard Group, Inc., in which it reported sole voting power as to 19,388 shares, sole dispositive power as to 2,779,966 shares and shared dispositive power as to 19,388 shares.   Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 19,388 shares as a result of its serving as investment manager of collective trust accounts.

(4)         This information is based on a Schedule 13G filed with the SEC on February 3, 2017, by Kopernik Global Investors, LLC, in which it reported sole voting power as to 1,410,977 shares and sole dispositive power as to all shares.

(5)         This information is based on a Schedule 13G filed with the SEC on February 7, 2017, by Franklin Resources, Inc., in which it reported sole voting power and sole dispositive power held by Franklin Advisory Services, LLC, an indirect wholly-owned investment management subsidiary, as to all shares. The securities are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc., including Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC, each of which may be deemed to be the beneficial owners of the securities reported. The address of Franklin Advisory Services, LLC is 55 Challenger Road, Suite 501, Ridgefield Park, NJ 07660.

The following table sets forth information with respect to the number of shares of our common stock beneficially owned by (1) our “named executive officers,” which, for purposes of this Proxy Statement, refers to the five executive officers included in the Summary Compensation Table below in this Proxy Statement, (2) each current Cloud Peak Energy director and each nominee for director, and (3) all current Cloud Peak Energy directors and executive officers as a group. Except as otherwise noted, (a) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (b) ownership is as of February 28, 2017.

Name and Address (1) of Beneficial Owner	Number of Shares of Common Stock (3)	Percent Of Class
Colin Marshall	844,244	1.1%
Gary Rivenes	225,108	*
Heath Hill	22,034	*
Bryan Pechersky	124,192	*
Todd Myers	48,269	*
Patrick Condon	72,448	*
William T. Fox III	79,298	*
Jeane Hull (2)	48,442	*
Steven Nance	77,985	*
William Owens	78,485	*
Robert Skaggs	72,326	*
All Current Executive Officers and Directors as a Group (14 persons)	1,857,732	2.5%

*                 Less than 1%.

(1)         Address for beneficial owners shown in the table is: c/o Cloud Peak Energy Inc., 505 South Gillette Avenue, Gillette, Wyoming 82716.

(2)         Includes 800 shares held in a joint account with Ms. Hull’s spouse.

(3)         Includes the following: (a) common stock underlying restricted stock units (referred to herein as “RSUs” or “restricted stock units”), including RSUs that may vest within 60 days of February 28, 2017, (b) common stock underlying performance share units (referred to herein as “PSUs” or “performance share units”) that may vest within 60 days of February 28, 2017, reported at 51% of the target number of PSUs subject to each award, and (c) shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of February 28, 2017, as follows:

Name	Common Stock Underlying Restricted Stock Units (RSUs)	Common Stock Underlying Performance Share Units (PSUs)	Shares Issuable Upon Exercise of Options **
Colin Marshall	28,682	29,256	594,091
Gary Rivenes	11,628	11,861	117,756
Heath Hill	1,733	1,768	13,534
Bryan Pechersky	4,521	4,612	88,282
Todd Myers	3,876	3,954	29,980
Patrick Condon (4)	71,643	—	—
William T. Fox III (4)	70,611	—	—
Jeane Hull (4)	47,642	—	—
Steven Nance (4)	70,611	—	—
William Owens (4)	70,611	—	—
Robert Skaggs (4)	72,326	—	—

**          As of February 28, 2017, all exercisable stock options had an exercise price greater than the market price of the underlying stock.

(4)         The number of RSUs reported above does not include the following restricted stock unit awards granted in January 2017 because non-employee directors are not expected to have a right to acquire the full number of underlying shares within 60 days: (a) 16,015 restricted stock units to Mr. Condon, (b) 20,463 restricted stock units to Mr. Fox, (c) 16,015 restricted stock units to Ms. Hull, (d) 16,015 restricted stock units to Mr. Nance, (e) 16,015 restricted stock units to Mr. Owens, and (f) 16,015 restricted stock units to Mr. Skaggs. Pursuant to the terms of those awards, the number of RSUs awarded will become payable on a pro rata basis if the non-employee director leaves the Board prior to the one-year anniversary of the grant date.

EXECUTIVE COMPENSATION

Compensation Committee Report

The material in this Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Robert Skaggs, Chair

Jeane Hull

Steven Nance

William Owens

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a discussion of the compensation philosophy and objectives that underlie our executive compensation program and how we evaluated and set our executives’ compensation for 2016. This CD&A is intended to provide qualitative information concerning how 2016 compensation was earned and awarded to our named executive officers. Further, it identifies the most significant factors relevant to our 2016 executive compensation decisions and gives context to the data presented in the compensation tables included below in this Proxy Statement. Lastly, this CD&A describes any significant changes to our executive compensation program for 2017 that have been implemented prior to filing this Proxy Statement. The term “executive officers” means our senior executives who are all listed above under the heading “Executive Officers” and also includes Mr. Marshall (who is listed further above under the heading “Proposal I—Election of Directors” and is also an executive officer). The term “named executive officers” means the five executive officers identified in the table below, each of whom were considered “executive officers” as of December 31, 2016.

Named Executive Officer	Title
Colin Marshall	President, Chief Executive Officer and Director
Gary Rivenes	Executive Vice President and Chief Operating Officer
Heath Hill	Executive Vice President and Chief Financial Officer
Bryan Pechersky*	Executive Vice President, General Counsel and Corporate Secretary
Todd Myers*	Senior Vice President, Marketing and Business Development

*                 Mr. Orchard, our former Senior Vice President, Marketing and Government Affairs, retired from the company effective June 3, 2016.  In connection with his retirement, Mr. Orchard’s responsibilities were reallocated to other members of the management team.  Mr. Myers assumed responsibility for the company’s marketing functions, and Mr. Pechersky assumed responsibility for the company’s government affairs functions. Prior to assuming his new responsibilities, Mr. Myers’ title was Senior Vice President, Business Development.

Executive Summary

This CD&A executive summary describes key features of our executive compensation program, summarizes the 2016 cash and equity incentive compensation received by our named executive officers and highlights the strong alignment of our executives’ compensation with our financial, operating and stockholder returns. Please read the complete CD&A and remaining compensation sections in this Proxy Statement for further details regarding the matters summarized below.

CD&A Executive Summary Organization	Proxy Statement Page Number
Executive Compensation Program Overview	25
2016 Company Performance Highlights	25
2016 Executive Compensation Highlights	27
CEO Pay Alignment with Compensation Peer Group	29
Compensation Risk Mitigating Program Design and Governance Policies	29
Comparison of Historical Granted and Realized/Realizable Total Pay	30
Base Salaries and Periodic Historical Adjustments	31
Annual Cash Incentive Plan, Rigor of Target-Setting and Historical Payouts	32
Long-Term Equity Incentive Plan and Realized/Realizable Values	34

Executive Compensation Program Overview

Our executive compensation program is designed to attract and retain highly competent, motivated executives and reward them for superior performance, consistent with creating long-term stockholder value. It consists of a mix of three primary components, described below, which we believe appropriately rewards our executive officers for their overall contribution to company performance, recognizes the impact of ongoing depressed coal industry conditions on our performance and on our executive compensation program and aligns our executives’ interests with those of our stockholders with the ultimate objective of increasing long-term stockholder value.

Based on this philosophy we set targeted pay levels that approximate the median of our Compensation Peer Group (defined below). The pay ultimately realized is dependent primarily upon (1) our financial and safety performance, (2) individual executive performance and (3) our absolute and relative stock price performance.

The three primary components of our executive compensation program are:

Primary Compensation Components	Overview
Base Salary

Competitive base salaries determined in large part through an in-depth comparative analysis of comparable positions at our Compensation Peer Group companies and targeted to be approximately at the 50th percentile of our Compensation Peer Group.

Annual Cash Incentive

Opportunity for an annual cash incentive award to align our executives with annual performance achievements with the ultimate payment amount based on (1) actual Adjusted EBITDA (defined below) versus a target Adjusted EBITDA approved by the Compensation Committee and which aligns with the Adjusted EBITDA included in our annual budget (60% weighting); (2) annual safety performance with target and maximum payout levels requiring a substantial improvement relative to a rolling three-year average (20% weighting); and (3) an assessment by the Compensation Committee and other independent directors of individual executive performance taking into account a number of factors, as discussed below (20% weighting).

Long-Term Equity Incentive

A long term incentive plan and stock ownership guidelines to align our executives with longer term performance achievement and stockholder returns over time, and which consist of (1) 40% of the targeted grant date value in restricted stock units that cliff-vest after three years and (2) 60% in performance share units that vest solely on the satisfaction of our performance based on our three-year total stockholder return (“TSR”) compared to our Performance Peer Group (defined below), with any vesting capped at target if our absolute TSR is negative over the three-year performance period.

2016 Company Performance Highlights

As described in our year-end 2016 earnings announcement, our company and industry again faced a challenging external environment and continued to be negatively impacted by reduced sales volumes and revenues, weak coal demand and pricing, competition with low priced natural gas and subsidized wind and solar energy in the U.S., and anti-coal regulatory and political initiatives. Despite the external environment, we performed well in managing through these challenging industry conditions and completed a number of important transactions that we believe significantly improved our financial flexibility and positioned our company for future growth opportunities.  Highlights of our 2016 results and significant transactions are described below:

•                  Strong Adjusted EBITDA Performance — In depressed industry conditions that reduced our shipments from 75.1 million tons in 2015 to 58.5 million tons in 2016, we earned Adjusted EBITDA of $98.6 million.  A portion of the 2016 Adjusted EBITDA reflected our ability to preserve economic value through contract buyouts from customers who cancelled previously committed tons.

•                  Positive Net Income in 2016 Compared to Net Loss in 2015 — In 2016, we earned net income of $21.8 million, compared to a net loss in 2015 of $(204.9) million.

•                  Improved Cost Per Ton and Effectively Managed Variable Shipment Rates — We improved our average cost per ton sold in 2016 compared to 2015, despite significantly reduced shipments and a lower realized price per ton in 2016. A primary driver behind our improved cost per ton was our implementation of greater flexibility into our workforce planning to better align labor costs to variable shipment rates in our industry.

•                  Strong Year-End Liquidity — We ended 2016 with total available liquidity of approximately $440 million, including cash and cash equivalents of approximately $84 million.

•                  296% Absolute TSR Performance — Our strong stock performance in 2016 led to an absolute TSR (calculated using the same methodology as for our performance share units) of 296%.

•                  Achieved 0.25 AIFR, Resulting in a Company Record and Industry Leading Safety Performance — During 2016, we had a Mine Safety and Health Administration (“MSHA”) All Injury Frequency Rate (“AIFR”) of 0.25, a decrease from the full-year 2015 AIFR rate of 0.91 and the lowest in our company’s history.

•                  Amended Bank Facility to Enhance Flexibility — We amended our Credit Agreement to modify the financial covenants and increase the second-lien issuance capacity to enhance our liquidity and enable the completed bond exchange offers in 2016.

•                  Completed Bond Exchange Offers, Reduced Leverage and Significantly Reduced Previous 2019 Bond Maturities — We exchanged over 75% of our 2019 and 2024 unsecured bonds into newly issued second lien 2021 notes, which reduced our outstanding bond liability by $91 million. The exchange offers also eliminated a significant portion of our previous 2019 bond maturities by taking advantage of then-prevailing discounted trading prices for our 2019 bonds and exchanging a substantial portion of our previous 2019 bonds into 2021 bonds. In early 2017, we completed an equity offering to raise proceeds to redeem the remaining 2019 bonds.

•                  Eliminated Self-Bonding for Reclamation — Total reclamation bonding exposure was reduced by $167 million or 28% during 2016, reflecting our successful reclamation and updated state requirements.  Approval from the Wyoming Department of Environmental Quality was received in January 2017 of our application to reduce our Antelope Mine’s required bond amount by an additional $25 million, which allows for the final $10 million of self-bonding to be removed.  Our reclamation bonding requirements are now all covered by third-party surety providers.

•                  Resumed Export Sales in Fourth Quarter — Taking advantage of higher international coal prices in late 2016, we resumed export sales and shipped 0.4 million tons during the fourth quarter of 2016.  As of February 15, 2017, we had committed export sales of 1.9 million tons for the first half of 2017.

•                  Significantly Reduced Take-or-Pay Exposure In Our Logistics Business — We replaced our throughput and transportation agreements with our port and rail logistics providers in late 2016 and early 2017 to enhance our flexibility and substantially reduce our potential future take-or-pay obligations that we would have owed if we failed to meet minimum shipment obligations under those agreements.  As of February 15, 2017, the outstanding undiscounted commitments under the amendments were reduced by $488 million that could have been owed through 2024, to approximately $51 million through the current two year term (2017 and 2018) of these agreements.

The following table highlights our 2016 financial performance and shipments:

	Year Ended
	12/31/2016	12/31/2015
	(in millions, except per ton amounts)
Net income (loss) (1)	$21.8	$(204.9)
Adjusted EBITDA (2)	$98.6	$123.8
Average cost per ton sold	$9.75	$9.81
Shipments — owned and operated mines (tons)	58.5	75.1
Asian exports (tons)	0.6	3.6

(1)         Net loss for 2015 was impacted by the $111.8 million non-cash valuation allowance adjustment on our deferred tax assets based upon then-forecasted taxable earnings and a $58.2 million non-cash asset impairment recorded due to lower forecasted earnings as a result of the weak international coal prices at that time.

(2)         Refer to Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Form 10-K filed on February 16, 2017 for additional information regarding and a reconciliation of Adjusted EBITDA.

2016 Executive Compensation Highlights

•                  Continued High Percentage of At-Risk, Performance Based Compensation — As shown in the chart below, targeted direct compensation for our CEO was 80% at-risk, performance-based, while targeted direct compensation for our other named executive officers was 70% at-risk, performance-based.

2016 Direct Compensation Components - CEO	2016 Direct Compensation Components - Average Other NEOs

•                  No 2016 Target Compensation Increases (Other Than Limited Salary Adjustment for New CFO) — Taking into account depressed industry conditions and outlook in early 2016, our historical executive compensation adjustments and the company’s compensation philosophy and goals, the Compensation Committee decided not to increase 2016 base salaries, target bonus opportunity, target LTIP opportunity or other compensation amounts for our executives, other than a market increase to Mr. Hill’s base salary from $350,000 to $375,000 to more appropriately reflect his earlier promotion to Chief Financial Officer. As a result, the Compensation Committee did not engage Aon Hewitt to update the Compensation Peer Group for 2016.

•                  Established Rigorous Adjusted EBITDA Bonus Target That Reflected Depressed Industry Conditions and Expectations of Reduced Sales Volumes and Revenues — In establishing Adjusted EBITDA targets for 2016, as in prior years, the Compensation Committee reviewed a sensitivity analysis to the key business drivers of Adjusted EBITDA. This sensitivity analysis sought to identify opportunities and risks for each of the key business drivers to establish rigorous threshold, target, and maximum Adjusted

EBITDA levels. Key business drivers encompassed sales volumes, coal prices and operating costs, including diesel fuel, labor and explosives costs, logistics revenues and transportation costs. The Adjusted EBITDA goal for 2016 was lower than 2015 and reflected the expected continued challenging environment for coal demand and pricing for 2016 and corresponded to our budgeted Adjusted EBITDA in our 2016 annual operating plan, as well as our expectation that no export shipments would occur in 2016. The established 2016 Adjusted EBITDA target was rigorous taking into account these ongoing depressed industry conditions and expected reduced sales volumes and revenues.

•                  Strong Financial Performance in Depressed Industry Conditions Resulted in Slightly Above Target Achievement Against Adjusted EBITDA Component (60%) of Bonus Plan — Despite difficult industry conditions, we achieved a 2016 Adjusted EBITDA slightly above the target goal, resulting in a 104% payout on this bonus component.

•                  Record Safety Performance Resulted in Increased Year-Over-Year Bonuses Due to Maximum 200% Achievement Against Safety Component (20%) of Bonus Plan, Compared to 0% Safety Payout for 2015 — During 2016, our AIFR under our cash bonus plan was 0.25, resulting in a maximum payout to our executives for that component of our 2016 cash bonus plan. The AIFR component of the 2015 bonus awards resulted in 0% payouts for 2015. Consequently our record safety performance in 2016 significantly contributed to the 2016 bonus awards exceeding 2015 amounts.

•                  Compensation Committee Evaluated Individual Executives for Personal Performance Component (20%) of Bonus Plan — As in prior years, the Compensation Committee evaluated the performance of each individual executive officer for purposes of making executive compensation determinations, including the personal performance component of the annual cash bonus plan.  The personal performance component is evaluated against the responsibilities of each executive’s position, achievement of annual departmental goals, feedback from peers and other co-workers, assessments of our independent directors, annual performance ratings and the executive’s contributions, individually and as part of the executive team, to achieving the significant company accomplishments during the year, which are highlighted above. In 2016, the executive team was responsible for successfully achieving a significant restructuring of our balance sheet and future contractual commitments and adjusting our business and cost structure to depressed industry conditions, weak pricing and increased variability in shipment rates.

•                  Retained 60% Weighting of Performance Share Units in Long-Term Incentive Program — The Compensation Committee decided to retain the same long term incentive target award values for 2016 and the same percentage split between time-vested restricted stock units (40%) and performance-vested performance share units (60%) used in 2015.

•                  Equity Award Program Structured to Help Offset Dilution — The Compensation Committee decided to grant the 2016 restricted stock units and performance share units with the flexibility to settle those awards upon vesting in shares of common stock, cash or a combination of common stock and cash, similar to the 2015 awards.  The Compensation Committee granted the 2016 performance share units with the expectation that they would be settled in cash upon any vesting in 2019 and did not award any stock options in 2016 to help offset dilution to our stockholders.

•                  2014-2016 PSUs Vested At Only 51% of Target — With respect to the 2014-2016 performance share units that vested in March 2017, they vested at 51% of target, reflecting the impact of continued challenging conditions in the U.S. coal industry and our negative absolute TSR performance over that three-year performance period.

•                  Strong Relative and Absolute TSR Performance in 2016 — From the end of 2015 to the end of 2016, our TSR (calculated using the same methodology as for our performance share units) relative to our Performance Peer Group was number two of seventeen (or the 94th percentile). Our absolute TSR in 2016 (calculated on the same basis) was 296%. Our strong 2016 TSR performance impacts the three-year performance period for performance unit awards granted in 2016 and in certain prior years, in addition to the overall impact that our stock price has on the value associated with other historical equity awards.

•                  Reduced Executive Team Size Following Retirement of Former Executive — Mr. Orchard, our former Senior Vice President, Marketing and Government Affairs, retired from the company effective June 3, 2016.  In connection with his retirement, Mr. Orchard’s responsibilities were reallocated to other members of the management team.  We did not replace his position. Mr. Myers assumed responsibility for the company’s marketing functions, and Mr. Pechersky assumed responsibility for the company’s government affairs functions.

•                  Compensation Committee Conducted Extensive Investor Outreach on Executive Compensation — As discussed below under “—Stockholder Outreach and Response to 2016 Say on Pay Vote,” in response to the low majority Say on Pay approval with respect to our 2015 compensation program, the Compensation Committee undertook a comprehensive investor outreach initiative in the summer and fall of 2016 led by the Chair of our Compensation Committee, reaching out to investors representing approximately 60% of our outstanding shares.  The purpose of the outreach was to better understand stockholder perspectives with respect to our executive pay practices and evaluate any concerns and feedback.

CEO Pay Alignment with Compensation Peer Group

We believe our CEO’s compensation is well-aligned with our Compensation Peer Group, as demonstrated by the following:

•                  Our CEO’s 2016 direct compensation (salary, plus realized 2016 bonus, plus targeted 2016 long-term incentive awards) was less than the median of the direct compensation for our Compensation Peer Group CEOs (based on available 2015 proxy data); and

•                  Although our 2014-2016 relative TSR compared to our Compensation Peer Group was at the 50th percentile, our CEO’s 2014-2016 direct compensation (as described above for each year) was at the 33rd percentile of the direct compensation for our Compensation Peer Group CEOs (based on available 2013-2015 proxy data).

Due to other Compensation Peer Group companies who filed for bankruptcy and/or did not file proxy statements for certain years as a result of bankruptcy filings, the Compensation Peer Group identified under the heading “2015/2016 Compensation Peer Group” below was modified as follows for purposes of these CEO pay alignment comparisons: (1) Alpha Natural Resources, Inc. and Walter Energy, Inc. were excluded due to bankruptcy in 2015; (2) Arch Coal Inc. and Peabody Energy Corporation were deemed to have TSR of negative 100%, as each company went into bankruptcy during the 2016 year; and (3) only companies that filed a definitive proxy statement in 2016 (with respect to 2015 year compensation) were included for comparison purposes.

Compensation Risk Mitigating Program Design and Governance Policies

In addition to our three primary components of executive compensation, our executive compensation program includes other features that we believe are consistent with strong governance practices, including:

What We Do:

• Active investor outreach program, including on executive compensation and corporate governance matters	• A substantial percentage at-risk, performance-based equity and cash compensation
• Rigorous performance targets for Adjusted EBITDA, safety and TSR measures, which have frequently resulted in below target payouts and significant reductions compared to targeted pay amounts

•                  Three-year vesting for all executive equity awards

•                  Robust disclosures regarding our executive pay practices, decision-making process, the rigor of our performance target-setting and alignment with our stockholders

• Annual Say on Pay stockholder vote regarding our executive compensation program	• Annual compensation program risk assessment
• Engagement by the Compensation Committee of an independent compensation consultant	• Regular review of executive tally sheets by the Compensation Committee
• Executive stock ownership guidelines and holding requirements	• Clawback Policy (defined below) for incentive compensation

•                  Insider Trading Policy that prohibits, among other things, hedging and pledging transactions relating to our stock

•                  Low double-trigger change-in-control severance multiple of 2X target cash compensation for our CEO and 1X target cash compensation for other executives

• Double-trigger change in control vesting acceleration provisions for awards under our 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Amended LTIP” or “LTIP”)

What We Do Not Do:

• No tax gross-ups upon a change in control • No repricing of stock options without stockholder approval	• No prospective payment of dividends on unvested equity awards (i.e., time-based and performance-based) • No perquisites

Comparison of Historical Granted and Realized/Realizable Total Pay

We believe our compensation program creates a strong direct link between our pay and our performance. The table below shows the significant impact of our rigorous performance target setting in our incentive programs and our stock price performance on the substantially reduced realized or estimated year-end 2016 realizable pay of our executives over time.  Even in years when target financial performance levels are set lower than prior year performance to reflect the challenging external environment for the coal industry, the table below demonstrates the rigor of our targets and alignment of our executive pay and our performance. Refer to the Cumulative LTIP Awards 2009-2016 table below for additional information regarding the longer-term significant reductions to the equity award values in our executive compensation program.

In  2016,  we had a strong absolute and relative TSR performance as discussed above, resulting in an increase in the estimated year-end 2016 equity value under our 2016 executive compensation program.  In particular, the estimated value of 2016 PSUs assumes a 200% vesting based on our strong 296% absolute 2016 TSR performance. The actual value of any vested 2016 PSUs in 2019 will be based on our TSR performance for the full three-year performance period.

*                 As a result of the transition between NEOs throughout the applicable years, the “Other NEOs” includes our former Chief Financial Officer, Michael Barrett, for years prior to and including 2014, and includes Heath Hill as Chief Financial Officer for 2015 and 2016.  The chart also includes our former Senior Vice President, Marketing and Government Affairs, Mr. James Orchard, for years prior to and including 2015, with Mr. Myers only being included with respect to the 2016 year.

(1)         Realizable values include (a) base salary, (b) actual bonus payouts and (c) estimated long-term incentive value as of year-end 2016 as reported below under “—Long-Term Equity Incentive Plan and Realized/Realizable Values.” 2016 PSUs reflect an assumed 200% vesting based on our strong 296% absolute TSR performance for 2016.

(2)         Granted values include (a) base salary, (b) target bonus amount and (c) the grant date fair value of awards under FASB ASC Topic 718, which is how equity awards are reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table.

Base Salaries and Periodic Historical Adjustments

Base salaries are generally reviewed annually based upon market data provided from time to time by Aon Hewitt, the Compensation Committee’s independent compensation consultant. In years where Aon Hewitt is engaged to perform detailed reviews of our compensation program, the Compensation Committee will also review compensation for comparable positions of our Compensation Peer Group. In addition, the Compensation Committee assesses individual performance, experience, responsibilities and time in position. The chart below shows the annual adjustments, if any, to base salaries from 2013 through 2016 for our CEO and other current named executive officers.

Reflecting the challenging environment and our focus on costs, the Committee made no merit increases for the named executive officers for 2016. With respect to Mr. Hill, the chart below reflects his promotion from Vice President and Chief Accounting Officer to Executive Vice President and Chief Financial Officer in March 2015, as well as his market increase for 2016  to adjust his below market salary in his first year as Chief Financial Officer in 2015. Other than Mr. Hill, no named executive officer received a salary increase for 2016.

Annual Cash Incentive Plan, Rigor of Target-Setting and Historical Payouts

Our Annual Incentive Plan (“AIP”), approved at the 2013 annual meeting of stockholders, is an annual cash incentive plan designed to reward executives for the achievement of certain annual company performance targets that are approved by the Compensation Committee. Under the AIP, each executive has the potential to earn an annual cash incentive based upon a percentage of the executive’s base salary.  If performance targets are exceeded, maximum payouts of up to two times target are possible and if performance falls below threshold levels, no payouts are made.

As in prior years, the 2016 AIP performance targets consisted of three components. The Compensation Committee believes the established performance targets are rigorous and reflect the ongoing challenging external environment for the coal industry, weak demand and pricing and reduced sales volume and revenues.  See the section titled “Annual Incentive Compensation and Process for Setting Rigorous Performance Objectives” below for a full discussion of our AIP goal setting process.

AIP Metric	Weighting	Rigor of Target-Setting
Adjusted EBITDA	60%

Performance targets have resulted in below-target payouts on the Adjusted EBITDA goal in three of the last five years. In establishing Adjusted EBITDA targets for 2016, as in prior years, the Compensation Committee reviewed a sensitivity analysis to the key business drivers of Adjusted EBITDA. This sensitivity analysis sought to identify opportunities and risks for each of the key business drivers to establish rigorous threshold, target, and maximum Adjusted EBITDA levels. The Adjusted EBITDA goal for 2016 was lower than 2015 and reflected the expected continued challenging environment for coal demand and pricing for 2016 and corresponded to our budgeted Adjusted EBITDA in our 2016 annual operating plan, as well as our expectation that no export shipments would occur in 2016.

Safety	20%

Our safety performance target and maximum payout levels require a substantial improvement over our three year rolling safety achievement average to earn a payout on this component. Our threshold payout level is set at the rolling three year average AIFR. Accordingly, despite our consistently strong safety performance, our executives may nevertheless receive below target bonus payouts or none at all for safety, such as the 0% safety payout in 2015.

Personal Performance	20%

The personal performance component is evaluated against the responsibilities of each executive’s position, achievement of annual departmental goals, feedback from peers and other co-workers, assessments of our independent directors, annual performance ratings and the executive’s contributions, individually and as part of the executive team, to achieving significant company accomplishments during the year, which are highlighted above. In 2016, the executive team was responsible for, among other things, successfully achieving a significant restructuring of our balance sheet and future contractual commitments, and adjusting our business and cost structure to depressed industry conditions, weak pricing and increased variability in shipment rates.

For 2016 the Adjusted EBITDA component was awarded at 104% of target and the safety performance component resulted in a maximum 200% payment.  The personal performance components of the AIP were made at levels ranging between 175% and 180% of target, depending on the assessment of each individual’s performance during the year. As a result, the aggregate AIP payouts for our named executive officers for 2016 ranged between 138% and 141% of target.

As shown in the charts below, our AIP payouts have reflected the different performance levels for Adjusted EBITDA, safety and personal performance over time. We believe our compensation program is appropriately aligned with our performance. Our achievement of the maximum 200% safety payout in 2016 reflects our strong safety performance last year and was a significant contributing factor to the total 2016 AIP payments exceeding 2015 AIP payments.

AIP Payout - CEO	Average AIP Payout - Other NEOs*

*                 As a result of the transition between NEOs throughout the applicable years, the “Other NEOs” includes our former Chief Financial Officer, Michael Barrett, for years prior to and including 2014, and includes Heath Hill as Chief Financial Officer for 2015 and 2016.  The chart also includes our former Senior Vice President, Marketing and Government Affairs, Mr. James Orchard, for years prior to and including 2015, with Mr. Myers’ AIP bonus only being included with respect to the 2016 year.

(1) Reflects 0% payout on safety component.

(2) Reflects 200% payout on safety component.

AIP Payout Results For Each Component as % of Target

	Adjusted EBITDA (%)	Safety (%)	Personal Performance Range for CEO and Other Then-Applicable NEOs (%)
2013	84	167	100 – 160
2014	110	129	150 – 185
2015	87	0	125 – 180
2016	104	200	175 – 180

Long-Term Equity Incentive Plan and Realized/Realizable Values

The LTIP is an equity-based plan designed to align the long-term interests of our executive officers with those of our stockholders. Each executive is awarded an annual target award value under the LTIP based upon a multiple of the executive’s base salary. In 2015, the Compensation Committee eliminated the stock option component of the annual award (which comprised 25% of the total equity award value in prior years) in light of ongoing depressed equity values in our industry and the dilutive impact of options, and re-directed the targeted long-term equity value between the following two components, which was continued for 2016 grants:

Award Type	Weighting
Performance Share Units	60%
Restricted Stock Units	40%

The long term value of the awards is a function of our stock price performance over time: if our stock price increases, the value of awards made under the LTIP increases and our executives benefit; if our stock price decreases, the value of awards made under the LTIP decreases and our executives do not achieve some or any of the potential value of the awards.

The following tables provide a comparison of the 2013 through 2016, and cumulative 2009-2016, target equity award values at grant date versus actual values or estimated values at year-end 2016 for our CEO and other named executive officers. Grant date targeted value reflects the grant date fair value for the applicable year as determined under FASB ASC Topic 718, which is how equity awards are reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table. The estimated year-end 2016 value is calculated as of December 30, 2016 (as December 31, 2016 was not a trading day) based on our closing stock price of $5.61.

We believe the tables below highlight the strong pay for performance alignment of our compensation program as shown by the substantially reduced realized or estimated year-end 2016 realizable value of historical equity awards compared to grant date target values, other than for 2016 when we had a strong TSR performance that positively impacted the potential realizable value of 2016 awards.

LTIP Awards — Grant Date Targeted Value vs Realized (Realizable) Value

*                 As a result of the transition between NEOs throughout the applicable years, the “Other NEOs” within the tables above includes our former Chief Financial Officer, Michael Barrett, for years prior to and including 2014, and includes Heath Hill as Chief Financial Officer for 2015 and 2016.  The chart also includes our former Senior Vice President, Marketing and Government Affairs, Mr. James Orchard, for years prior to and including 2015, with Mr. Myers only being included with respect to the 2016 year.

(1)         All 2013 LTIP awards were subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2013 award values at year-end 2016 were calculated as follows: (1) PSUs reflect the actual 43% vesting of those awards; (2) NQ were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2016; and (3) RSUs were valued based on the number of vested RSUs multiplied by our closing stock price of $5.61 on December 30, 2016.

(2)         All 2014 LTIP awards are subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2014 award values at year-end 2016 were calculated as follows: (1) PSUs reflect the actual 51% vesting of those awards; (2) NQ were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2016; and (3) RSUs were valued based on the number of RSUs that vested in March 2017 multiplied by our closing stock price of $5.61 on December 30, 2016.

(3)         All 2015 LTIP awards are subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2015 award values at year-end 2016 were calculated as follows: (1) PSUs reflect the estimated 100% vesting of those awards based on TSR performance through year-end 2016 with a cap at target vesting for a negative absolute TSR; and (2) RSUs were valued based on the number of unvested RSUs multiplied by our closing stock price of $5.61 on December 30, 2016.

(4)         All 2016 LTIP awards are subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2016 award values at year-end 2016 were calculated as follows: (1) PSUs reflect the assumed 200% vesting of those awards based on our strong 296% absolute TSR for 2016; and (2) RSUs were valued based on the number of unvested RSUs multiplied by our closing stock price of $5.61 on December 30, 2016.

(5)         The Cumulative LTIP Awards 2009-2016 table reflects all LTIP awards granted to our named executive officers since the adoption of our LTIP in 2009.  Grant date target values and year-end 2016 estimated values were calculated by using the same methodology as described within the footnotes above for target award values as of the grant dates of an award and 2016 estimated year-end values.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to reward our executive officers for their overall contribution to company performance, including the achievement of specific annual, long-term and strategic goals. The executive compensation program also seeks to align executive officers’ interest with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value. Specifically, the program is designed to:

•                                          Retain and attract a highly competent, motivated team of employees appropriately aligned with the long-term interest of our stockholders;

•                                          Encompass safety and environmental stewardship as core elements of our compensation program;

•                                          Encourage behavior that will enhance both current year performance and long-term growth of stockholder value;

•                                          Target total compensation to be in a range around the 50th percentile of our peer group with the opportunity for enhanced compensation for superior company and individual performance;

•                                          Provide as part of our total compensation base salary, the opportunity for a cash incentive and the opportunity for equity, linked to the long-term growth in TSR;

•                                          Achieve minimum performance thresholds prior to any incentive compensation being earned;

•                                          Provide market competitive programs of health, welfare and retirement benefits to all employees on an equivalent basis; and

•                                          Make equity ownership and retention guidelines for executives and directors a key component to ensure alignment with long-term stockholder interests.

The Compensation Committee reviews the compensation philosophy annually to review whether the goals and objectives are being met, and what, if any, changes may be needed to the philosophy.  In recent years, the Compensation Committee’s review has taken into account the impact of ongoing depressed coal industry conditions on our company’s performance and on our executive compensation program.

Stockholder Outreach and Response to 2016 Say on Pay Vote

Annual Say on Pay Vote

As recommended by our Board in 2011, a majority of stockholders in 2011 expressed their preference for an advisory vote on executive compensation every year, and we have implemented that recommendation.  At our 2017 annual meeting, we are again asking our stockholders to communicate their preference on the frequency of these advisory votes on executive compensation and are recommending continued annual advisory votes (see Proposal IV —  Frequency of Future Advisory Votes to Approve the Compensation of Named Executive Officers).

2011-2015 Votes — Strong Historical Stockholder Support for Executive Compensation

Historically, we have received strong stockholder support in favor of our executive compensation program. As shown in the table below, prior to 2016, we received over 90% approval each year going back to 2011:

Annual Stockholders Meeting	Say on Pay Vote Approvals	Applicable Year of Executive Compensation Disclosure
2016	53%	2015
2015	98%	2014
2014	91%	2013
2013	96%	2012
2012	98%	2011
2011	99%	2010

2016 Vote — Low Majority Stockholder Say on Pay Approval for 2015 Compensation; Investor Outreach

In 2016, the advisory vote on compensation received a significantly lower approval of approximately 53% with respect to our 2015 executive compensation program as disclosed in our proxy statement for the 2016 annual meeting.  As a result of this decline in support for Say on Pay in 2016, the Compensation Committee undertook a comprehensive investor outreach initiative in the summer and fall of 2016 led by the Chair of our Compensation Committee, reaching out to investors representing approximately 60% of our outstanding shares.  The purpose of the outreach was to better understand stockholder perspectives with respect to our executive pay practices and evaluate any concerns and feedback.

This section provides an overview of (1) our outreach process and participants, (2) the significant stockholder base included in our outreach program, (3) feedback received from stockholders and (4) the response of our Compensation Committee and other independent directors to the feedback.

Although the topics and specifics of each investor conversation varied, we believe the table below summarizes the most relevant matters and our responses.  The responses described below reflect actions of the Compensation Committee and the company in early 2016 that addressed certain issues ultimately raised by some investors in our Say on Pay outreach, as well as other actions taken later in 2016 and early 2017 following the 2016 Say on Pay vote and investor outreach. In addition to the compensation determinations made to date, the Compensation Committee will continue to consider investor feedback and the outcome of future Say on Pay votes and future investor outreach when making compensation decisions for our executive officers.  The impact of these future determinations will be reflected in future proxy statements.

Overview of 2016 Say on Pay Investor Outreach

Outreach Process

•                  Outreach directed by the Compensation Committee and led by Compensation Committee Chair — The Compensation Committee discussed the 2016 Say on Pay voting outcome at its July 2016 meeting and directed that the company engage in a comprehensive investor outreach. The process was led by the Chair of our Compensation Committee, who participated in all investor discussions. Other participants included Aon Hewitt, the Compensation Committee’s independent compensation consulting firm; our Senior Vice President, Human Resources; our Executive Vice President, General Counsel and Corporate Secretary; and MacKenzie Partners, our proxy solicitation firm. The Compensation Committee and other independent directors received regular updates on the outreach and held numerous discussions.

Extent of Investors in Outreach Process

•                  Reached out to ~60% of shares — We reached out to investors that represented approximately our top 40 shareholders. These investors individually owned at least 0.4% of our outstanding shares. In the aggregate, this represented approximately 60% of our outstanding shares.

• Received feedback from ~20% of shares, outreach efforts were declined by ~15% of shares, and we received no response from ~25% of shares.

•                  Discussions also held with Institutional Shareholder Services (“ISS”) and Glass Lewis — In addition to investors, we also held calls with the research teams at proxy advisory firms ISS and Glass Lewis to discuss their 2016 voting recommendations and evaluation of our executive compensation program.

What We Heard	• We generally received supportive feedback on our executive compensation program. There was no broad consensus from investors regarding specific changes to our executive compensation program.

•                  Investors were generally comfortable with the current program structure, such as the mix and weighting of cash/non-cash, fixed/performance-based and other components, executive pay amounts, our heavy emphasis on incentive compensation, peer groups, benchmarking practices, compensation disclosures and other key executive pay practices.

•                  Investors recognized the impact of external industry conditions on our stock price and our financial performance, and the resulting direct negative impact on the potential realizable value of our historical executive officer equity awards.

• Investors generally expressed a preference for avoiding significant changes in the program.

• For those investors who did raise specific areas to be considered by our Compensation Committee, below is an overview of that feedback:
• Balance future dilution resulting from using increased shares in the equity compensation program due to awards made at low stock prices.
• Consider a slight increase to the weighting of our PSUs and other performance equity (which, for some investors, would also include stock options) from 60% to 66%.
• Consider adding an additional performance metric for our PSUs, in addition to absolute and relative TSR.
• Consider increasing the TSR target payout for our PSUs to be above the 50% percentile as coal industry conditions hopefully improve going forward.

•                  Ensure sufficient disclosures of the rationale for any declining year-over-year Adjusted EBITDA targets in our cash bonus plan, base salary adjustments and above-target bonus payouts, particularly in declining industry conditions.

What We Did and Why

•                  No target executive compensation increases in 2016 other than a limited increase for our new CFO —In 2016 the Compensation Committee discussed depressed industry conditions and outlook, historical executive compensation adjustments and the company’s compensation philosophy and goals, and decided not to increase current compensation for our executives, other than a market increase to Mr. Hill’s base salary from $350,000 to $375,000 to appropriately reflect his increased responsibility in his new role as our CFO.

•                  In 2016 and again in 2017, we addressed equity dilution by issuing some awards with the expectation of cash-settlement and using less dilutive forms of equity, not stock options — To balance the goals of our executive compensation program against the potential dilution of the long term incentive awards due to then-prevailing prices, the 2016 performance share units were awarded with the expectation that such units would be settled in cash upon any vesting in 2019. In addition, the Compensation Committee continued to issue less-dilutive forms of equity, specifically RSUs and PSUs, rather than stock options in 2016 and 2017. In 2017, the Compensation Committee also considered the substantial year-over-year increase in the company’s stock price compared to the price at the time of the 2016 annual employee awards, which resulted in substantially lower dilution in 2017.

•      Evaluated historical Adjusted EBITDA performance against the established bonus targets and approved rigorous 2017 Adjusted EBITDA target — The Compensation Committee evaluated the historical cash bonus payouts based on actual Adjusted EBITDA performance against the approved bonus targets, as described elsewhere in this Proxy Statement, to ensure the rigor of our performance targets. For the 2017 cash bonus plan, the Adjusted EBITDA performance goal to achieve a target payout represented an increase from the actual 2016 Adjusted EBITDA performance. In establishing Adjusted EBITDA performance levels for the 2017 cash bonus plan, as in prior years, the Compensation Committee reviewed a sensitivity analysis to the key business drivers of Adjusted EBITDA and sought to identify opportunities and risks for each of the key business drivers to establish rigorous threshold, target, and maximum Adjusted EBITDA levels. The target Adjusted EBITDA level corresponded to our budgeted Adjusted EBITDA in our 2017 annual operating plan and reflected the ongoing challenging external environment for the coal industry, weak demand and pricing.

•                  Retained current 60%/40% PSU/RSU weighting, absolute and relative TSR metrics and other equity program features — After careful evaluation, the Compensation Committee elected to retain the 60% / 40% weighting of PSUs to RSUs in the annual 2017 equity awards. The Compensation Committee believes that weighting properly aligns our long-term incentive program to our long-term stockholder returns, while also serving our retention goals through long-term, time-based vesting of RSUs. The Compensation Committee also elected to retain the relative and absolute TSR metrics in our PSUs for the 2017 equity awards. There was no consensus from investors suggesting a need to add a new metric. In addition, the Compensation Committee believes TSR remains the proper metric for this element of our executive pay program and is properly balanced by Adjusted EBITDA and safety in our cash bonus program, in addition to individual executive performance factors. The Compensation Committee considered the use of additional or alternative metrics for the PSU program, including EBITDA or ROIC, but ultimately chose to maintain the current TSR structure. Adding an EBITDA target to our PSUs would be duplicative of our short-term bonus program, and ROIC is not appropriate at this time because we are not making material capital investments. Finally, the Compensation Committee retained the TSR target payout for PSUs at the 50% percentile, rather than increasing the target payout requirement to be above the 50% percentile, given that coal industry conditions remain challenging.

•                  Continued evaluation of 2017 executive base salaries; only limited adjustments to 2017 LTIP and AIP target grant values for one executive officer for internal consistency — In January 2017, the Compensation Committee and independent directors determined not to increase the target LTIP or AIP grant values for any of our executives, other than for Mr. Pechersky to align his target values with those of our other executive vice presidents. The Compensation Committee plans to further evaluate any potential 2017 base salary adjustments at its April 2017 meeting, taking into account updated Aon Hewitt market survey data for our applicable Compensation Peer Group, the Say on Pay feedback, the additional responsibilities required of our smaller executive team in the 2017 year, and other factors.

•                  Enhanced executive compensation disclosures — We enhanced our proxy statement disclosures in a number of areas this year, including by highlighting the shareholder engagement process and the Compensation Committee’s responses.

•                  Terminated Profit Sharing Plan contributions to executives and other employees effective January 1, 2017 — As a result of challenging industry conditions, we made the decision in 2016 to terminate our Profit Sharing Plan, effective January 1, 2017.

•                  Additional Compensation Committee considerations — The Compensation Committee analyzed the rigor of appropriately challenging performance targets for our short-term and long-term incentive programs in a continued difficult industry environment, characterized by weak demand and pricing and increased volatility. The Compensation Committee also determined that consistency within the program from year to year was desirable, as significant changes to address volatile industry conditions could lead to significant misalignment of compensation with our performance.

In addition to evaluating the feedback from our Say on Pay outreach process and the results of each year’s advisory vote on executive compensation, the Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in this CD&A, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by the Compensation Committee’s independent compensation consultant, and in years where we conduct extensive Compensation Peer Group reviews, data relating to pay practices of our Compensation Peer Group.

Setting Executive Compensation for 2016; Compensation Peer Group

The Compensation Committee historically has engaged Aon Hewitt, its independent compensation consultant, to conduct a review of the company’s executive officer compensation program in order to assist the Compensation Committee in determining whether any elements or amounts of the existing compensation program should be modified. With respect to 2016, however, the Compensation Committee ultimately determined that executive officer base salaries, target annual cash bonus opportunities (as a percentage of base salary) and target equity award values (as a percentage of base salary), as well as the overall structure and components of the executive compensation program, would remain the same in 2016 as in 2015, other than the limited market-based increase in our Chief Financial Officer’s base salary. Therefore Aon Hewitt’s engagement for 2016 included the following, at the Compensation Committee’s request:

•                                          Assist the Compensation Committee in staying abreast of industry, governance and regulatory developments impacting executive and director compensation;

•                                          Participate in Compensation Committee meetings as requested and provide the views of Aon Hewitt with regard to various agenda items considered by the Compensation Committee throughout 2016;

•                                          Assist the Compensation Committee in reviewing and updating the company’s Performance Peer Group, which is used for purposes of TSR comparisons and vesting requirements in the company’s performance share unit awards;

•                                          Assist with the Compensation Committee’s periodic compensation program risk assessment;

•                                          Assist with the company’s compensation disclosures in its annual proxy statement; and

•                                          Assist with the Compensation Committee’s Say on Pay investor outreach.

The Compensation Peer Group is used for the purpose of establishing the comparison targets for and review of the company’s executive compensation program. As discussed below, we have a separate Performance Peer Group for purposes of the TSR performance metrics used in our performance share units. Our Compensation Peer Group is designed to focus on coal industry peers and competitors for executive talent. Our Performance Peer Group is a broader group that reflects the equity performance of coal producers and also includes oil and gas companies because of the impact natural gas prices have on demand and pricing for domestic coal supplies.

Because the 2016 executive compensation program remained the same as in 2015, there were no formal updates to the Compensation Peer Group companies that the company previously utilized in 2015. For reference, below are the Compensation Peer Group companies identified in the 2015 year:

2015/2016 Compensation Peer Group
1)	Alpha Natural Resources, Inc*.
2)	Arch Coal Inc.*
3)	Consol Energy Inc.
4)	Westmoreland Resource Partners, LP (formerly Oxford Resource Partners, LP)
5)	Peabody Energy Corporation *
6)	Rhino Resource Partners LP
7)	Suncoke Energy Inc.
8)	Walter Energy, Inc.*
9)	Westmoreland Coal Co.

*                 Alpha Natural Resources, Inc. and Walter Energy, Inc. filed for bankruptcy in 2015.  Arch Coal Inc. and Peabody Energy Corporation filed for bankruptcy during 2016.

Key Elements of Our 2016 Executive Compensation Program

The following table highlights the key elements of our 2016 executive compensation program and the primary purpose of each element. Each element set forth in the table below is discussed in further detail in this CD&A.

Element	Objectives and Basis	Key Features
Base Salary	• Provide base compensation that is competitive for each position to reward and motivate individual performance.

•                  Targeted to be in a range around the 50th percentile of our Compensation Peer Group, with the opportunity for enhanced compensation for superior individual performance.

•                  Varies by executive based upon individual skills, experience, responsibilities of the position, performance and other factors.

Annual Incentive Compensation (Cash)

•                  Provide short term rewards for achieving annual operating, financial and personal performance objectives.

•                  Align executive officers’ interests with those of our stockholders by promoting strong annual results through maximizing revenue and operating efficiency.

•                  Retain executive officers by providing market-competitive compensation.

•                  Targeted at a level that will provide total direct compensation opportunities (base + annual incentive + equity awards) in a range around the 50th percentile of our Compensation Peer Group’s total direct compensation.

•                  Cash incentive based on achievement of company financial and safety targets.

•                  A portion of the cash incentive is based on individual performance as determined by the Compensation Committee.

•                  Actual payout can vary from 0% to 200% of the target amount.

Long-Term Incentive Awards (Equity)

•                  Align executives’ interests with stockholders’ interests by linking a substantial part of each executive officer’s compensation to long-term corporate performance.

•                  Provide ownership opportunities which promote retention and enable us to attract and motivate our executive officers.

•                  Retain executive officers through multi-year vesting of equity grants.

•                  Targeted at a level that will provide total direct compensation opportunities (base + annual incentive + equity awards) in a range around the 50th percentile of our Compensation Peer Group’s total direct compensation.

•                  Utilizes different equity types (RSUs and PSUs) to balance multiple objectives. Stock options were eliminated from the equity award mix after 2014.

•                  Long-term equity awards generally vest 100% at the end of a three-year period. PSUs also incorporate relative and absolute TSR requirements for any vesting.

Base Salary

Base salaries are generally reviewed annually based upon a detailed review of the compensation for comparable positions of our Compensation Peer Group and other market data provided from time to time by the Compensation

Committee’s independent compensation consultant. In addition, the Compensation Committee assesses individual performance, experience, responsibilities and time in position. For 2016, no changes were made to executive officer base salaries (other than with respect to Mr. Hill) and, therefore, the Compensation Committee did not conduct a market comparison for base salaries. Mr. Hill received a limited market increase to his base salary as a result of his earlier promotion to Chief Financial Officer. Below are the 2016 annual base salaries for our named executive officers:

Base Salary

Name	2016 Annual Base Salary	2015 Annual Base Salary
Colin Marshall	$765,000	$765,000
Gary Rivenes	$470,000	$470,000
Heath Hill	$375,000	$350,000
Bryan Pechersky	$360,000	$360,000
Todd Myers	$310,000	$310,000

Annual Incentive Compensation and Process for Setting Rigorous Performance Objectives

Our AIP is our cash incentive plan, which has a one-year performance period. Awards under the plan are paid based on actual performance against pre-established company targets that are approved in advance by the Compensation Committee and also include a personal performance component. In accordance with the plan, annual incentive compensation is determined after the completion of each fiscal year.

In setting the performance objectives for 2016, the Compensation Committee considered a variety of factors, including (i) the continued importance of safety in the company’s culture and the desire to continuously improve the company’s safety record, (ii) setting financial performance targets at a level that is rigorous and reflects the ongoing challenging external environment for the coal industry and weak demand and pricing, (iii) appropriately incentivizing and compensating executive officers, and (iv) the importance of holding each executive accountable for his individual contribution to our success and aligning our executive pay to performance.

As in prior years, the target bonus percentage amounts (“target”) under the AIP for 2016 awards were based on a multiple of each executive’s base salary for 2016. For 2016, no changes were made to executive officer target bonus percentage amounts, therefore the Compensation Committee did not conduct a market comparison for annual incentive bonuses.

The following table provides the 2016 target multiple, as well as potential payments which could have been made upon the achievement of a threshold, target or maximum level of performance for each of our named executive officers.

2016 Target AIP Opportunities

Name	2016 Target Award (% of Base Salary)	2016 Threshold: 50% of Target Award ($)	2016 Target: 100% of Target Award ($)	2016 Maximum: 200% of Target Award ($)
Colin Marshall	100	382,500	765,000	1,530,000
Gary Rivenes	75	176,250	352,500	705,000
Heath Hill	75	140,625	281,250	562,500
Bryan Pechersky	60	108,000	216,000	432,000
Todd Myers	60	93,000	186,000	372,000

The measurement objectives for the plan were established at the beginning of 2016 by the Compensation Committee. There are three components that determined 2016 awards under the AIP: (1) Adjusted EBITDA (weighted 60%), (2) safety (weighted 20%) and (3) personal performance (weighted 20%).

The threshold, target and maximum for the Adjusted EBITDA and safety components, including actual results achieved for each component for 2016, are shown in the following table:

2016 Adjusted EBITDA and Safety Performance Targets

Metric	Threshold	Target	Maximum	Actual 2016 Result
Adjusted EBITDA (in millions) (1)	$50	$97	$133	$99
Safety (AIFR) (2)	0.59	0.47	0.35	0.25

(1)         Refer to Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Form 10-K filed on February 16, 2017 for additional information regarding and a reconciliation of Adjusted EBITDA.

(2)         See below for a discussion of the differences between our AIFR calculation for the AIP compared to the MSHA methodology.

In establishing Adjusted EBITDA targets for 2016, as in prior years, the Compensation Committee reviewed a sensitivity analysis to the key business drivers of Adjusted EBITDA. This sensitivity analysis sought to identify opportunities and risks for each of the key business drivers to establish rigorous threshold, target, and maximum Adjusted EBITDA levels. Key business drivers included sales volumes, coal prices and operating costs, including diesel fuel, labor and explosives costs, logistics revenues and transportation costs. The Adjusted EBITDA goal for 2016 was lower than 2015 and reflected the expected continued challenging environment for coal demand and pricing for 2016 and corresponded to our budgeted Adjusted EBITDA in our 2016 annual operating plan, as well as our expectation that no export shipments would occur in 2016.

The table below reflects the Adjusted EBITDA goals we have set in recent years, along with the actual Adjusted EBITDA result for each applicable year. The Compensation Committee believes the target performance goal for each year was rigorous and reflected the ongoing challenging external environment for the coal industry. As shown in the table below, the goal setting process has produced performance targets that have resulted in below-target payouts on the Adjusted EBITDA goal in three of the last five years.

2012-2016 Adjusted EBITDA Achievement Against Targets

($ in millions)

Year	Threshold	Target	Maximum	Actual Result	Achievement Above or Below Target
2016	$50	$97	$133	$99	Above
2015	$76	$141	$196	$123	Below
2014	$131	$195	$262	$202	Above
2013	$165	$244	$315	$219	Below
2012	$278	$361	$427	$339	Below

Taking into account the recommendation of management, the Compensation Committee again used a rolling three-year average of our AIFR to establish the safety threshold. Target and maximum levels were established by reducing the threshold number by 20% and 40%, respectively. Accordingly, despite our consistently strong safety performance, our executives may nevertheless receive below target bonus payouts or none at all for safety, such as the 0% safety payout in 2015.

In general, we calculate our AIFR using the same methodology used to report monthly to MSHA, which is calculated by multiplying the number of reportable injuries times 200,000, divided by the total number of hours of employee exposure. The number we report to MSHA is required to include only the employees at our three mines and does not include contractors, visitors or employees at our non-mine sites. However, the safety number we use for our AIP is based on all our employees and includes contractors and all other visitors to all our sites to better reflect our core values and commitment to the safety of everyone involved in our business. As such, our number for purposes of our AIP target has often differed in past years from the MSHA number we reported publicly. With respect to the 2016 year, however, the AIFR calculation and the MSHA calculation were both 0.25, which was a record safety achievement for us. The maximum safety component achievement reflects our strong safety performance last year and was a significant contributing factor to the 2016 AIP payments exceeding 2015 AIP payments.

Personal performance is evaluated and determined by the Compensation Committee.  With respect to the senior executive officers other than himself, our CEO provided his recommendations for these amounts to the Compensation Committee for its consideration. The personal performance component is evaluated against:

•                  the responsibilities of each executive’s position,

•                  achievement of annual departmental goals,

•                  feedback from peers and other co-workers,

•                  assessments of our independent directors,

•                  annual performance ratings, and

•                  the executive’s contributions, individually and as a member of the executive team, to achieving significant company accomplishments during the year, which are highlighted above.

These factors are not individually weighted.  Rather, the Compensation Committee makes its ultimate determination for each executive based on the totality of these factors, as determined in its judgment.  In 2016, the executive team was responsible for successfully achieving a significant restructuring of our balance sheet and future contractual commitments and adjusting our business and cost structure to depressed industry conditions, weak pricing and increased variability in shipment rates.  As a result of this evaluation by the Compensation Committee and other independent directors, and taking into account the recommendations of our CEO for the other executive officers, our named executive officers received amounts ranging from 175% to 180% of their targeted amounts for their personal performance components.

The following table provides a quantitative supplemental breakdown of the three components that make up the named executive officers’ actual 2016 award under our AIP. Both the dollar amount of the award and the award as a percentage of each named executive officer’s base salary are displayed for each component. Our record safety performance in 2016 resulted in a maximum 200% achievement on that component of the bonus, thereby leading to increased year-over-year bonuses in 2016 compared to 2015.

2016 AIP Performance Goal Achievement

	ADJUSTED EBITDA Weighting: 60% Result as % of Target: 104%	SAFETY Weighting: 20% Result as % of Target: 200%	PERSONAL PERFORMANCE Weighting: 20%			Total 2016 Award
	Dollar Amount of Award($)	Dollar Amount of Award ($)	Result as % of Target	Dollar Amount of Award ($)	Total Performance Score	($)	As a % of Base Salary
Colin Marshall	480,274	306,884	180%	276,196	139%	1,063,354	139%
Gary Rivenes	221,301	141,407	180%	134,336	141%	497,044	106%
Heath Hill	176,572	112,826	180%	101,543	139%	390,941	104%
Bryan Pechersky	135,611	86,653	175%	75,821	138%	298,085	83%
Todd Myers	116,776	74,617	175%	65,290	138%	256,683	83%

Long-Term Equity-Based Awards

The LTIP provides for the grant of a variety of equity-based awards, including share based awards and options, and awards contingent on TSR performance. The LTIP is intended to promote our long-term success and increase long-term stockholder value by attracting, motivating and retaining our non-employee directors, officers and employees. Additionally, to better align our executive officers’ long-term interests with those of our stockholders, the LTIP does not allow for the repricing of stock options after they are awarded unless approved by our stockholders. For additional information regarding the terms of the Amended LTIP, as it is proposed to be amended by the First Amendment, please see “Proposal V—Approval of First Amendment to the Amended LTIP to Increase the Number of Authorized Shares and Extend the Term” and “Proposal VI—Re-approval of the Section 162(m) Material Terms of the Amended LTIP, as amended by the First Amendment.”

We intend for a significant portion of our total compensation provided to our executive officers to consist of equity-based compensation. In 2015, the Compensation Committee evaluated the intended motivational and alignment purposes of stock options in light of ongoing depressed equity values in our industry and the dilutive impact of options, and decided to eliminate stock options as a component of the equity program for 2015. Instead, the Compensation Committee re-directed the targeted long-term equity value towards a combination of restricted stock units (40%) and performance share units (60%), which award mix was continued for 2016, to accomplish several objectives, including:

•                  Providing an incentive for our executive officers to grow long-term stockholder value;

•                  Providing an incentive for our executive officers to preserve long-term stockholder value and avoid excessive risks; and

•                  Positively impacting executive officer retention.

Equity Award Material Terms—We grant equity awards to our executives and certain other employees annually, generally in March of each year following our year-end earnings announcement. All outstanding equity awards vest on an accelerated basis in connection with certain types of terminations of employment following a change in control. For information regarding the terms of this accelerated vesting, please see “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements.”

In determining awards for 2016, the Compensation Committee considered the number of shares then remaining under the LTIP, the anticipated needs for future settlement of 2016 awards, the potential dilution that would result from granting historical long term incentive values at then-prevailing stock prices and alternatives to maintain current long term incentive award levels, including using cash-settled awards.  While maintaining the same long term incentive target award values for 2016 and the same percentage split between restricted stock units and performance share units, the Compensation Committee also decided to grant the 2016 restricted stock units and performance share units with the flexibility to settle those awards upon vesting in shares of common stock, cash or a combination of common stock and cash, similar to the 2015 awards.  However, to balance the goals of our executive compensation program against the potential dilution of the long term incentive awards due to our then-prevailing low stock price, the 2016 performance share units were awarded with the expectation that such units would be settled in cash upon any vesting in 2019.

Restricted Stock Units—RSUs vest on the basis of time as determined by the Compensation Committee, which is three years in the case of all awards granted to date. As discussed above, for 2015 and 2016, the Compensation Committee retains the discretion to pay any vested awards in shares of our common stock, cash or a combination of shares and cash. A recipient will not receive dividend equivalents, if any, on RSUs until the RSUs have fully vested and, upon the vesting date, the recipient will be paid any dividend equivalents that may have accrued on the RSUs. To date, our company has never paid dividends on our common stock.

Performance Share Units—The performance share units granted in 2016 are substantially similar to the 2015 performance share units, with the following updates: (1) the agreements were modified to provide for a rank order  (one to seventeen) rather than a percentile ranking, and (2) the Performance Peer Group was updated for 2016.  Our performance share units require a minimum relative stock performance compared to our Performance Peer Group (at least 25th percentile relative performance for our 2016 awards) below which no shares are earned. The awards also have a maximum opportunity above which no additional shares are earned (94th percentile and above relative performance for our 2016 awards). Payouts also depend on whether the company has a positive TSR for the performance period with the vesting level capped at target if there is a negative absolute TSR over the three-year performance period for the 2016 award. Performance share units are intended to provide market-competitive compensation to our executive officers and to align their incentives with our longer-term stock performance. The performance conditions are established by the Compensation Committee at the outset of the performance period, which is currently three years. The following table shows the performance levels and payout opportunities for the 2016-2018 performance cycle (without consideration to the cap explained above in the event of a negative TSR):

TSR Company Ranking	Percentile Ranking	Payout Percentage of Target Award
Company 1	100%	200%
Company 2	94%	200%
Company 3	88%	186%
Company 4	81%	171%
Company 5	75%	157%

Company 6	69%	143%
Company 7	63%	129%
Company 8	56%	114%
Company 9	50%	100%
Company 10	44%	88%
Company 11	38%	75%
Company 12	31%	63%
Company 13	25%	50%
Company 14	19%	0%
Company 15	13%	0%
Company 16	6%	0%
Company 17	0%	0%

The recipient will earn dividend equivalents, if any, on the performance share units, which will be reinvested into additional performance share units and will be subject to the same vesting conditions as the underlying performance share units. To date, our company has never paid dividends on our common stock. As discussed above, for 2015 and 2016, the Compensation Committee retains the discretion to pay any vested awards in shares of our common stock, cash or a combination of shares and cash. For the 2016 performance share units, the Compensation Committee currently expects to settle any such vested awards in cash.

The performance condition that the Compensation Committee determined to use in order to more closely align this element of the named executive officers’ compensation with our stockholders’ interests is relative total stockholder return (“RTSR”), which is calculated by comparing our TSR to the TSR of our Performance Peer Group over the performance period. TSR is calculated as follows:

TSR (1) =	End of Period Share Price - Beginning of Period Share Price + Dividends (2)
Beginning of Period Share Price

(1)         Share prices are calculated based on a multi-day average, as provided by the relevant award agreement.

(2)         Assumes the reinvestment of dividends paid in the applicable shares during the performance period, as provided by the relevant award agreement.

Performance Peer Group—We maintain a separate Performance Peer Group for purposes of the TSR performance metrics used in our performance share units. Our Compensation Peer Group is designed to focus on coal industry peers and competitors for executive talent, while our Performance Peer Group is a broader group that reflects the equity performance of coal producers and also includes oil and gas companies because of the impact natural gas prices have on demand and pricing for domestic coal supplies.

In connection with the award of performance share units in 2016, the Compensation Committee asked Aon Hewitt to assist in reviewing the Performance Peer Group used to measure our RTSR, and six peers from the 2015 Performance Peer Group were removed due to the following reasons:  Alpha Natural Resources, Sabine Oil & Gas, and Walter Energy declared bankruptcy in 2015; Arch Coal declared bankruptcy in January 2016; and SandRidge Energy and Penn Virginia were delisted by the NYSE and moved to NASDAQ’s pink sheets in January 2016.  The following three companies were identified as new Performance Peer Group members:  Antero Resources Corporation, Hallador Energy Company, and Range Resources Corporation.   The Compensation Committee considered the relative size of the included companies, as well as the overall mix of coal and oil and gas companies.

In 2016, the Compensation Committee approved the following Performance Peer Group:

2016 PSU Performance Peer Group
1)	Alliance Resource Partners LP
2)	Antero Resources Corporation
3)	Cabot Oil & Gas Corporation
4)	Consol Energy
5)	EQT Corporation
6)	Foresight Energy LP
7)	Hallador Energy Company
8)	Newfield Exploration Co.
9)	Noble Energy, Inc.

2016 PSU Performance Peer Group
10)	Peabody Energy Corporation
11)	Range Resources Corporation
12)	Rhino Resource Partners LP
13)	SM Energy Company
14)	Suncoke Energy Inc.
15)	Westmoreland Coal Co.
16)	Whiting Petroleum Corp.

*                 Italics denote companies that are common as between the Performance Peer Groups and the 2015/2016 Compensation Peer Group.

Results of Completed PSU Performance Cycles—The following table shows the actual vesting, if any, for our completed PSU award cycles. In addition to the below-target vesting each cycle, the value of any vested shares reflects the substantial reduction in our stock price since the grant date targeted values. Accordingly, the Compensation Committee believes there is a strong pay for performance alignment in our long-term incentive plan.

Completed PSU Award Cycles (Calendar Years)	Cloud Peak Energy Relative TSR	Cloud Peak Energy Absolute TSR	Vesting (% of Target)	Payout Date (if applicable)
2014-2016	51st percentile	-66%	51%	March 2017
2013-2015	43rd percentile	-88%	43%	March 2016
2012-2014	48th percentile	-50%	48%	March 2015
2011-2013	60th percentile	-23%	0%	—

Equity Awards for 2016—Our equity program is based on the award of equity targeted at the time of grant to be equal to a certain percentage of the executive’s base salary, or “target multiple.” In 2016, equity awards were in the form of (1) restricted stock units (40%), and (2) performance share units (60%). The Compensation Committee made no changes to the 2016 target multiples for any of the named executive officers.

The following table provides the LTIP target multiples for 2016 for each of the current named executive officers:

Name	2016 Target as % of Base Salary	% of Target: Restricted Stock Units	% of Target: Performance Share Units (at Threshold)	% of Target: Performance Share Units (at Target)	% of Target: Performance Share Units (at Maximum)
Colin Marshall	300	40	30	60	120
Gary Rivenes	200	40	30	60	120
Heath Hill	200	40	30	60	120
Bryan Pechersky	150	40	30	60	120
Todd Myers	100	40	30	60	120

Stock Ownership Guidelines and Holding Requirements—In January 2011, the Compensation Committee established stock ownership guidelines for our executive officers and certain other employees. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our stockholders. The guidelines are expressed in terms of the value of their equity holdings as a multiple of each named executive officer’s base salary, as follows:

Name	Stock Ownership Guideline	Dollar Value of Holding Requirement (based on year- end 2016 base salary)
Colin Marshall	5X Base Salary	$3,825,000
Gary Rivenes	3X Base Salary	$1,410,000
Heath Hill	3X Base Salary	$1,125,000
Bryan Pechersky	3X Base Salary	$1,080,000
Todd Myers	2X Base Salary	$620,000

Equity interests that count toward the satisfaction of the ownership guidelines include stock owned outright by the employee or jointly owned, unvested restricted stock or stock units, and, to the extent provided, stock owned in a company-sponsored retirement plan. Although the employees are not subject to a minimum number of years in which to achieve their ownership goals, they are generally prohibited from selling or transferring any stock granted by the company other than to pay the exercise price of stock options or to pay taxes owed as a result of vesting or settlement of an award prior to the time that they meet the ownership guidelines. Per our Stock Ownership Guidelines, ownership is calculated based on an individual’s annual base salary and the average share price of the seven trading days immediately prior to the date of the planned sale transaction. After they have met the ownership guidelines, they are also generally prohibited from selling or transferring stock granted by the company that would cause them to drop below their ownership guideline level unless the transaction was also related to the payment of exercise prices or taxes on equity awards.

Additionally, we have stock ownership guidelines for our non-employee directors. For information regarding these guidelines, please see “Director Compensation” below.

Clawback Policy

Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires the SEC to direct national securities exchanges to prohibit the listing of any security of an issuer that fails to develop and implement a clawback policy. Although these rules have not been finalized, in April 2013, the Board approved and adopted the Cloud Peak Energy Inc. Clawback Policy (the “Clawback Policy”). Under the Clawback Policy, if the Board determines, after conducting a reasonable investigation, any wrongful conduct such as fraud, gross negligence, or intentional misconduct was committed by, or attributable to, any current or former senior executive officer or employee who received an award or payout under the LTIP or the AIP was a significant contributing factor to the company having to restate all or a portion of its publicly reported financial statements due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws (which shall exclude any restatement caused by a change in applicable accounting rules or interpretations), then the Board shall have the right to take, or cause to be taken, in its sole discretion, such action as it deems necessary to remedy the wrongful conduct and seek to prevent its recurrence. Remedies may result in the reduction, cancellation, forfeiture or recoupment of such grants if certain specified events occur, including, but not limited to, an accounting restatement due to the company’s material non-compliance with financial reporting regulations.

On July 1, 2015 the SEC issued proposed clawback rules under the Dodd-Frank Act. The proposed rules require the adoption and disclosure of a clawback policy that provides that in the event a company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws, that company will recover from any of its current or former executive officers who received incentive-based compensation during the preceding three-year period based on the erroneous data any such compensation in excess of what would have been paid under the accounting restatement. We will continue to monitor developments as these rules are finalized and implemented and we will evaluate any necessary changes to our current Clawback Policy.

Insider Trading Policy; Prohibitions Against Hedging and Pledging

In addition to addressing other customary topics, our Insider Trading Policy prohibits company employees, directors and officers from engaging in certain transactions, including transactions in company or subsidiary debt securities, short sales of company securities, publicly-traded options, any hedging transactions and margin accounts and pledged securities. This policy does not allow for any exception (e.g., waivers that provide for pre-clearance or pre-approval) to the above provisions.

Other Benefits

Retirement and Health and Welfare—We offer the same types of retirement, health and welfare benefits to all of our employees, including to our executive officers, as part of our total executive compensation package. Our programs are designed to be competitive and cost-effective. It is our objective to provide core benefits, including medical, retirement, life insurance, and paid time off to all our employees and executive officers. Benefits programs are reviewed on a periodic basis by comparing against companies with which we directly compete, reviewing published survey information, and obtaining advice from various third party benefits consultants.

In 2016 our executive officers and other employees participated in our tax-qualified defined contribution savings plan, which we referred to as the Profit Sharing Plan. We terminated the Profit Sharing Plan effective January 1, 2017, therefore no employees, including the named executive officers, will receive Profit Sharing Plan benefits during the 2017 year.  With respect to our 401 (k) plan, in 2016 we provided a company match of up to the first 6% of the individual’s contributions, and a profit sharing contribution of 4% of base salary and a portion of the annual cash incentive for each of our employees, including our named executive officers.  With respect to the 2017 year, we increased the 401(k) matching contribution from 6% to 8% of the individual’s contributions.   We also offer an optional retiree medical plan that is designed to provide retiree medical benefits for our executive officers and other employees once they reach age 55 and have 10 years of continuous service combined with our predecessor, Rio Tinto.  This plan ends at age 65 and is replaced with an optional health reimbursement arrangement for retirees age 65 and above.

We also offer a non-qualified deferred compensation program (“NQDC Plan”) to the executive officers and select other high-level employees. The NQDC Plan was put in place to continue our efforts to remain competitive with our benefit programs and is designed to allow the deferral of pre-tax compensation in excess of the limits imposed by the Internal Revenue Service under our 401(k) and terminated Profit Sharing Plan. Participants are eligible to defer up to 80% of their base salary and 100% of their AIP bonus award earned during the year. Similar to our 401(k) plan, participants were eligible to receive a dollar-for-dollar company match of up to 6% of their deferrals during the 2016 year, which was increased to 8% for the 2017 year.  The NQDC Plan also provided a company contribution that was consistent with the design of our Profit Sharing Plan during 2016. All profit sharing contributions were terminated effective January 1, 2017. Additional information regarding the material terms of the NQDC Plan is set forth under “Executive Compensation Tables—Nonqualified Deferred Compensation.”

Employment Agreements—We have entered into employment agreements with all our named executive officers and other executive officers who report directly to our CEO. These employment agreements provide assurances as to position, responsibility, location of employment and certain compensation terms, which, if breached, would constitute “good reason” to terminate employment with us. Each agreement has a one-year term that will extend automatically for one year unless advance written notice by either party is provided. In addition, the agreements provide for:

•                  Specified minimum base salaries;

•                  Participation in all of our employee benefit plans on the same basis as our other senior management;

•                  Termination benefits, including, in specified circumstances, severance payments; and

•                  Annual bonuses pursuant to our AIP and grants pursuant to our LTIP.

We have not entered into separate severance agreements with our executive officers and instead rely on the terms of the executive’s employment agreement and LTIP award agreements to dictate the terms of any severance and change in control arrangements. Our employment agreements do not provide for accelerated or enhanced cash payments or health and welfare benefits upon a change in control, but do provide for such payments upon the termination of the executive’s position by the executive for “good reason” or by our company “without cause,” which are defined in the employment agreements. Each of the executive officer’s LTIP award agreements set forth acceleration terms in the event of a termination within two years of a change in control or termination of the executive’s position by the executive for good reason or by us without cause. Additional information is set forth below under “Potential Payments upon Termination or Change in Control; Double-Trigger Change in Control Requirements.”

Perquisites—It is our policy to not grant perquisites to our named executive officers as a matter of good practice, although the Compensation Committee reserves the right to grant perquisites in the future if it finds that doing so furthers its compensation goals and objectives.

Changes in Executive Compensation Program for 2017

In January 2017, the Compensation Committee met to discuss certain 2017 executive compensation matters.  The Compensation Committee discussed our 2016 operational and financial performance, the significant restructuring achieved by our management team of our balance sheet, contractual commitments and our cost structure in 2016 to align with depressed and volatile industry conditions, the proposed budget for 2017, industry conditions and outlook, our compensation philosophy, investor feedback from our Say on Pay outreach, historical compensation adjustments (or lack thereof), realizable pay amounts compared to target amounts, individual executive performance, the rigor of performance targets in our incentive plans, and other matters.

Following these discussions, the Compensation Committee approved the 2017 AIP target awards and the 2017 LTIP target awards for each named executive officer as a percentage of salary. The 2017 target AIP and LTIP awards as a percentage of base salary were maintained at the same percentages as noted above for 2016 other than with respect to Mr. Pechersky.  Mr. Pechersky’s 2017 AIP target was set at 75% of base salary and his 2017 LTIP target was set at 200% of base salary, consistent with the target percentages for our other executive vice presidents.  The Compensation Committee did not approve any changes to the named executive officers’ base salaries at the January 2017 meeting.

In January 2017, the Compensation Committee engaged Aon Hewitt to conduct a detailed updated market analysis with respect to executive compensation programs at our Compensation Peer Group.  At a subsequent Compensation Committee meeting, Aon Hewit recommended, and the Compensation Committee approved, an updated Compensation Peer Group for 2017 and a 2017 Performance Peer Group with respect to the 2017 PSUs. The Compensation Committee expects to review additional Aon Hewitt compensation survey data at a meeting in April 2017, and additional changes, if any, to the executive compensation program could occur at such time or later in 2017.

Tax Deductibility of Certain Executive Compensation

Pursuant to Section 162(m) of the Code (“Section 162(m)”), certain compensation paid to our CEO and our three most highly compensated executive officers (other than our CFO) in excess of $1 million is not tax deductible, except to the extent it constitutes performance-based compensation. We have designed certain elements of compensation for our executive officers to be performance-based compensation under Section 162(m) in order to maintain the deductibility of that compensation when we have determined that performance-based compensation was appropriate for those executive officers. To this end, we previously requested that our stockholders approve the material terms of our LTIP at the 2016 annual meeting of stockholders and the AIP at the 2013 annual meeting of stockholders for purposes of Section 162(m), as periodic stockholder approval of the material terms of these two plans is necessary for us to design awards as performance-based compensation for our covered executive officers, if our Compensation Committee determines in its discretion that particular awards under those plans should qualify for Section 162(m) tax deductibility. In addition and in accordance with the Section 162(m) requirements, we are asking our stockholders at the 2017 Annual Meeting to re-approve the material terms of the Amended LTIP, as amended by the First Amendment. Please see “Proposal VI—Re-approval of the Section 162(m) Material Terms of the Amended LTIP, as amended by the First Amendment.”

The Compensation Committee considers its primary goal to design compensation strategies that further the best interests of our stockholders. In certain cases, it may determine that the amount of tax deductions lost is not significant when compared to the potential opportunity a compensation program provides for creating long-term stockholder value. The Compensation Committee therefore retains the ability to evaluate the performance of our executive officers and to pay appropriate compensation, even if some or all of it may be non-deductible. For example, the Compensation Committee has retained the 20% personal performance component of the AIP awards even though that portion is not deductible as performance-based compensation under Section 162(m). The Compensation Committee may similarly decide to award compensation or make other compensation determinations, including making or modifying awards under our LTIP and AIP, that do not meet the deductibility requirements for performance-based compensation under Section 162(m).

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. We have determined that our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on us. Our Compensation Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Important Note Regarding Compensation Tables

The following compensation tables in this Proxy Statement have been prepared pursuant to SEC rules. Although some amounts (e.g., salary and non-equity incentive plan compensation) represent actual dollars paid to an executive, other amounts are estimates based on certain assumptions about future circumstances (e.g., payments upon termination of an executive’s employment) or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received by the executive (e.g., dollar values of stock awards and option awards). The footnotes and other explanations to the Summary Compensation table and the other tables herein contain important estimates, assumptions and other information regarding the amounts set forth in the tables and should be considered together with the quantitative information in the tables. In addition, please refer to the tables above under the heading “LTIP Awards — Grant Date Targeted Value vs Realized (Realizable) Value” for information regarding actual realized or estimated year-end 2016 LTIP values compared to the targeted grant date values.

Executive Compensation Tables

The following table sets forth information regarding compensation for each of our named executive officers for fiscal years 2014 through 2016, to the extent that the executive was a named executive officer for such year.

2016 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Colin Marshall (5)	2016	765,003	2,295,008	—	1,063,354	131,324	4,254,689
President and Chief	2015	765,003	2,589,006	—	665,600	171,223	4,190,832
Executive Officer	2014	740,002	2,025,236	554,994	954,700	163,573	4,438,505

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Gary Rivenes	2016	470,018	940,033	—	497,044	73,114	1,980,209
Executive Vice	2015	470,018	1,060,475	—	306,700	92,738	1,929,931
President and Chief	2014	450,008	821,053	224,998	435,400	88,012	2,019,471
Operating Officer

Heath Hill (6)	2016	375,003	750,005	—	390,941	53,500	1,569,449
Executive Vice	2015	282,690	789,684	—	180,692	50,287	1,303,353
President and Chief
Financial Officer

Bryan Pechersky	2016	360,006	540,008	—	298,085	52,272	1,250,371
Executive Vice President,	2015	360,006	609,203	—	183,700	66,142	1,219,051
General Counsel and	2014	350,002	319,253	87,497	268,900	65,120	1,090,772
Corporate Secretary

Todd Myers (6)	2016	310,003	310,001	—	256,683	44,723	921,410
Senior Vice President,
Marketing and Business Development

(1)         The amounts reported in the “Stock Awards” column for 2016 reflect the aggregate grant date fair value of the RSU and PSU awards granted under the LTIP during fiscal 2016, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The value of PSUs are based upon the estimated outcome of the market condition applicable to the awards as of the time of grant as required by FASB ASC Topic 718, which was the target level for 2016. If the grant date estimate was calculated using maximum levels, the PSUs granted in 2016 would have been included at the following grant date fair value amounts: $3,672,012 for Mr. Marshall; $1,504,053 for Mr. Rivenes; $1,200,009 for Mr. Hill; $864,012 for Mr. Pechersky; and $496,002 for Mr. Myers. Further details of the methods and assumptions used for purposes of valuing these awards are included in Note 20 of the Notes to Consolidated Financial Statements included in our Form 10-K for fiscal 2016. “Stock Award” amounts reflected for 2014 may differ from dollar values for that year included in our proxy statements prior to 2016 in order to conform our valuation methodologies to the FASB ASC Topic 718 values.

(2)         The Compensation Committee did not award stock options to any of the named executive officers for 2015 or 2016. The amounts reported in the “Option Awards” column for 2014 reflect the aggregate grant date fair value of the stock option awards granted under the LTIP during the 2014 year, computed in accordance with FASB ASC Topic 718.

(3)         For 2016, the amounts shown represent payments earned by each named executive officer under our AIP for performance during the year. Actual payments were made in March 2017.

(4)         The amounts shown in the “All Other Compensation” column with respect to 2016 are more fully described in the 2016 All Other Compensation table included below.

(5)         Mr. Marshall does not receive any additional compensation for his service on the Board.

(6)         Mr. Hill was not a named executive officer for 2014 and his compensation for 2014 is therefore not included in this table. Mr. Myers was not a named executive officer during the 2014 or 2015 year and his compensation for those years is therefore not included in this table.

2016 All Other Compensation

Name	Company Contrib. to 401(k) Plan ($)	Company Contrib. to Profit Sharing Plan ($)(a)	Company Contrib. to NQDC Plan ($)	Company Profit Sharing Contrib. Under NQDC Plan ($)(a)	Other (b) ($)	Total ($)
Colin Marshall	15,900	10,600	69,936	33,312	1,576	131,324
Gary Rivenes	15,900	10,600	30,703	14,335	1,576	73,114
Heath Hill	15,487	10,600	17,860	8,018	1,535	53,500
Bryan Pechersky	15,492	10,600	17,130	7,474	1,576	52,272
Todd Myers	15,900	10,600	11,964	4,888	1,371	44,723

(a)         The Profit Sharing Plan and all profit sharing contributions to other plans were terminated effective January 1, 2017.

(b)         Includes an annual safety award for not having any individual workplace injuries for each named executive officer. Also includes the long-term disability premiums paid by us on behalf of each executive in the amount of $1,476 for Messrs. Marshall, Rivenes and Pechersky, $1,435 for Mr. Hill and $1,271 for Mr. Myers.

2016 Grants of Plan Based Awards

The following table reflects AIP awards, PSUs and RSUs granted to each of our named executive officers in 2016.

	Type of		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name (a)	Award (1)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	Units (#) (i) (4)	Awards ($) (l) (5)
Colin Marshall	AIP		382,500	765,000	1,530,000
	PSU	3/4/2016				353,078	706,156	1,412,312		1,377,004
	RSU	3/4/2016							470,771	918,003

Gary Rivenes	AIP		176,250	352,500	705,000
	PSU	3/4/2016				144,620	289,241	578,482		564,020
	RSU	3/4/2016							192,827	376,013

Heath Hill	AIP		140,625	281,250	562,500
	PSU	3/4/2016				115,385	230,771	461,542		450,003
	RSU	3/4/2016							153,847	300,002

Bryan Pechersky	AIP		108,000	216,000	432,000
	PSU	3/4/2016				83,078	166,156	332,312		324,004
	RSU	3/4/2016							110,771	216,003

Todd Myers	AIP		93,000	186,000	372,000
	PSU	3/4/2016				47,692	95,385	190,770		186,001
	RSU	3/4/2016							63,590	124,001

(1)             Type of Award: AIP = Cash payment under the Annual Incentive Plan; PSU = Performance share units granted under the LTIP; RSU = Restricted stock units granted under the LTIP.

(2)             The amounts in columns (c), (d), and (e) represent the threshold, target and maximum payment levels with respect to the 2016 annual cash incentive awards under our AIP. Actual bonus payouts for 2016, which were made in March 2017, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)             The amounts in columns (f), (g), and (h) represent the threshold, target and maximum number of shares of our common stock that may be earned with respect to grants of PSU in 2016 under our LTIP. Actual vested awards may be settled in cash, shares or a combination thereof in the discretion of the Compensation Committee.

(4)             The amounts reported in column (i) are the number of time-based RSUs granted to each named executive officer in 2016 under our LTIP. Actual vested awards may be settled in cash, shares or a combination thereof in the discretion of the Compensation Committee.

(5)             Amounts for RSUs and PSUs represent each award’s grant date fair value computed in accordance with FASB ASC Topic 718. The value of PSUs is based upon the estimated outcome of the market condition applicable to the awards as required by FASB ASC Topic 718. See footnote (1) the Summary Compensation Table for additional information about the assumptions used in calculating these amounts.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

We have entered into employment agreements with each of our named executive officers. For a discussion regarding the material terms, please refer to “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements” below.

With respect to our AIP and LTIP, the treatment of awards granted under each, in the event of certain terminations of employment and/or upon the occurrence of a change in control, is described below under “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements.”

2016 Outstanding Equity Awards at Year End

The table below sets forth information regarding outstanding equity awards held at the end of 2016 by our named executive officers. Refer to “Security Ownership of Management and Principal Stockholders” for additional information regarding beneficial ownership of our current named executive officers.

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3) (4)
Colin Marshall
2009 NQ	367,924	0	15.00	11/20/2019
2011 NQ	42,101	0	20.99	3/8/2021
2012 NQ	58,011	0	17.00	3/15/2022
2013 NQ	63,678	0	17.50	3/11/2023
2014 NQ (5)	0	62,377	19.35	3/14/2024
2014 RSU (5)					28,682	160,906
2014 PSU (5)					29,256	164,124
2015 RSU					115,327	646,984
2015 PSU							172,990	970,474
2016 RSU					470,771	2,641,025
2016 PSU							1,412,312	7,923,070
Gary Rivenes
2009 NQ	26,132	0	15.00	11/20/2019
2011 NQ	17,040	0	20.99	3/8/2021
2012 NQ	23,480	0	17.00	3/15/2022
2013 NQ	25,816	0	17.50	3/11/2023
2014 NQ (5)	0	25,288	19.35	3/14/2024
2014 RSU (5)					11,628	65,233
2014 PSU (5)					11,861	66,538
2015 RSU					47,237	265,000
2015 PSU							70,856	397,502
2016 RSU					192,827	1,081,759
2016 PSU							578,482	3,245,284
Heath Hill
2011 NQ	2,354	0	20.99	3/8/2021
2012 NQ	3,563	0	17.00	3/15/2022
2013 NQ	3,848	0	17.50	3/11/2023
2014 NQ (5)	0	3,769	19.35	3/14/2024
2014 RSU (5)					1,733	9,722
2014 PSU (5)					1,768	9,917
2015 RSU					35,175	197,332
2015 PSU							52,763	296,000
2016 RSU					153,847	863,082
2016 PSU							461,542	2,589,251
Bryan Pechersky
2010 NQ	53,418	0	16.20	3/3/2020
2011 NQ	6,014	0	20.99	3/8/2021
2012 NQ	8,977	0	17.00	3/15/2022
2013 NQ	10,039	0	17.50	3/11/2023
2014 NQ (5)	0	9,834	19.35	3/14/2024
2014 RSU (5)					4,521	25,363
2014 PSU (5)					4,612	25,873
2015 RSU					27,136	152,233
2015 PSU							40,704	228,349
2016 RSU					110,771	621,425
2016 PSU							332,312	1,864,270
Todd Myers
2011 NQ	5,212	0	20.99	3/8/2021
2012 NQ	7,734	0	17.00	3/15/2022
2013 NQ	8,605	0	17.50	3/11/2023

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3) (4)
2014 NQ (5)	0	8,429	19.35	3/14/2024
2014 RSU (5)					3,876	21,744
2014 PSU (5)					3,954	22,179
2015 RSU					15,578	87,393
2015 PSU							23,367	131,089
2016 RSU					63,590	356,740
2016 PSU							190,770	1,070,220

(1)             Option awards vest with respect to 100% of the underlying shares on the third anniversary of the date of grant. The 2009 option awards (2009 NQ) vested in full on November 20, 2012, the 2011 option awards (2011 NQ) vested in full on March 8, 2014, the 2012 option awards (2012 NQ) vested in full on March 15, 2015, the 2013 option awards (2013 NQ) vested in full on March 11, 2016, and the 2014 option awards (2014 NQ) vested in full on March 14, 2017 (refer to footnote 5 of this table), in each case, subject to the continued employment of the named executive officer through the applicable vesting date. With the exception of Mr. Pechersky who joined our company in 2010, no awards were granted to our named executives in 2010. His 2010 option awards (2010 NQ) vested in full on March 3, 2013. The treatment of outstanding option awards in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements.”

(2)             Restricted stock units vest with respect to 100% of the shares subject to the award on the third anniversary of the date of grant. The 2014 restricted stock units (2014 RSU) vested in full on March 14, 2017 (refer to footnote 5 of this table), the 2015 restricted stock units (2015 RSU) will vest in full on March 2, 2018, and the 2016 restricted stock units (2016 RSU) will vest in full on March 4, 2019, in each case, subject to the continued employment of the named executive officers through the applicable vesting date. The treatment of outstanding restricted stock units in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements.” Awards listed under this column but labeled “2014 PSU” are described in footnotes 4 and 5 below.

(3)             Represents the market value of outstanding awards and units based on the closing price of $5.61 per share of our common stock on December 30, 2016, the last trading day of fiscal 2016.

(4)             The 2014 award of performance share units (2014 PSU) had a three-year performance period that began on January 1, 2014 and ended on December 31, 2016, the 2015 award of performance share units (2015 PSU) has a three-year performance period that began on January 1, 2015 and ends on December 31, 2017, and the 2016 award of performance share units (2016 PSU) has a three-year performance period that began on January 1, 2016 and ends on December 31, 2018. Following the end of each performance period, the award will remain subject to continued services until the performance period may be certified.  As of December 31, 2016, our TSR with respect to the 2014 PSU award resulted in 51% of the target number of awards becoming eligible to vest due to the satisfaction of the performance condition. Accordingly, the remaining 49% of the 2014 PSU awards was not eligible to vest. The 51% that is eligible to vest on December 31, 2016 remained subject to time-based vesting conditions until March 14, 2017; therefore those awards have been moved to the “Stock Awards - Number of Shares or Units of Stock That Have Not Vested” column because the time-based vesting condition was not satisfied as of year-end 2016. As of December 31, 2016, with respect to the 2015 PSU awards, our negative absolute TSR would cap the performance share unit vesting to the target level. Therefore, the amounts reported in the table for the 2015 PSU awards are the target number of shares that could be earned. With respect to the 2016 PSUs, the absolute TSR cap is assumed not to apply, because of our strong 2016 TSR performance and results as of December 31, 2016 show a potential maximum payout, therefore 200% of the 2016 PSUs are reflected in the table above. The treatment of outstanding performance share unit awards in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements.”

(5)             The 2014 NQ, 2014 RSU and 2014 PSU awards vested in full on March 14, 2017; however, this table is representative of outstanding equity awards held as of December 31, 2016.

2016 Option Exercises and Stock Vested

The table below sets forth information regarding the outstanding awards under our LTIP held by named executive officers which vested during 2016. None of the named executive officers exercised any stock options during the 2016 year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Colin Marshall	58,989	128,006
Gary Rivenes	23,915	51,896
Heath Hill	3,565	7,736
Bryan Pechersky	9,300	20,181
Todd Myers	7,971	17,297

(1)         The number of shares acquired is reported on a gross basis. We withheld the necessary number of shares of common stock in order to satisfy withholding taxes from stock awards, thus the named executive officers actually received a lower number of shares of our common stock than the numbers reported in this table.

(2)         The value realized on vesting is calculated based upon the applicable closing market price of the number of shares acquired (on a gross basis) on the applicable vesting date for each award. It does not represent cash amounts received.

No Pension Benefits

We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans.

Nonqualified Deferred Compensation

The named executive officers were eligible to participate in our tax-qualified 401(k) plan and the Profit Sharing Plan in 2016, which were available to all employees generally. In addition, the named executive officers are eligible to participate in our NQDC Plan. The NQDC Plan is designed to allow the deferral of pre-tax compensation in excess of the limits imposed by the Internal Revenue Service under our 401(k) and our now-terminated Profit Sharing Plan. Participants are eligible to defer up to 80% of their base salary and 100% of their AIP bonus award earned during the year. Similar to our 401(k) plan with respect to the 2016 year, participants were eligible to receive a dollar-for-dollar company match of up to 6% of their deferrals (which was increased to 8% for the 2017 year). The NQDC Plan also provided a company contribution in 2016 consistent with the design of the Profit Sharing Plan.

Participants are entitled to elect investment of their accounts under the NQDC Plan. Investment alternatives under the NQDC Plan are substantially similar to the types of investments available under our 401(k) plan; all of which are mutual funds available to the public. Participants are credited with the returns actually earned with respect to those underlying mutual funds. Consequently, no above market or preferential earnings are provided under the NQDC Plan and none of the earnings reported in the Nonqualified Deferred Compensation Table below are included in the Summary Compensation Table set forth above. Participants may change their investment options on a daily basis.

Executives may choose how and when to receive payments under the NQDC Plan. Payments under the NQDC Plan will be made on the earlier to occur of termination of service or an earlier scheduled date. The NQDC Plan provides for payments of benefits upon a participant’s retirement or disability in cash, an annuity contract or other property unless the participant makes an alternative benefit election to receive substantially equal annual installments over up to 15 years of his or her elective deferrals. In the event a participant terminates service other than by reason of retirement, death, or disability, the participant’s elective deferrals will be distributed in cash, an annuity contract, or other property; however, the participant must have five years of service or more to receive distributions as elected upon termination. If the executive has less than five years of service with us, distributions following his or her separation will be made in a lump-sum distribution only. A participant incurs a disability under the NQDC Plan when he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or will last continuously for not less than 12 months or is receiving income replacement benefits for at least three months under one of our accident and health plans due to physical or mental impairment reasonably expected to result in death or last at least 12 months. Retirement means termination after having attained age 55 and completed at least 10 years of service or age 65 or older.

In the event that the participant dies prior to commencement of a distribution, distribution will be made to the participant’s beneficiary in cash or other property but not in the form of an annuity contract. If the participant dies after commencement of a benefit, his or her beneficiary will continue to receive payments (if applicable) in accordance with the form previously elected by the participant.

A participant may also elect a distribution date prior to termination for his or her deferral contributions to the extent such contributions are not invested in a fund that includes distribution in the form of an annuity contract. However, the commencement date with respect to deferrals in a given year must be no earlier than two years from the last day of the year in which the deferrals were made. The distribution may be made in cash or substantially equal annual installments over a period up to five years.

The distribution for any participant who is a specified employee within the meaning of Section 409A of the Internal Revenue Code (“Section 409A”) will be delayed for six months to the extent required by Section 409A.

The NQDC Plan also permits hardship distributions. A distribution will be made to the extent a participant has experienced a financial hardship within the meaning of Section 409A(a)(2)(v) of the Internal Revenue Code.

The following table provides information for each of our named executive officers regarding contributions, earnings and year-end account balances under the NQDC Plan for 2016.

Name	Executive Contributions in Last FY ($) (1)	Company Contributions in Last FY ($) (2)	Aggregate Earnings (or Losses) in Last FY($) (3)	Aggregate Withdrawals / Distributions in Last FY ($) (4)	Aggregate Balance at Last FYE ($) (5)
Colin Marshall	85,836	103,248	41,555	224,916	653,324
Gary Rivenes	46,603	45,038	19,952	112,493	311,110
Heath Hill	33,347	25,878	4,775	—	101,991
Bryan Pechersky	32,622	24,604	12,097	66,274	190,738
Todd Myers	27,864	16,852	19,765	77,674	243,728

(1)         Amounts reported in this column were deferred at the election of the named executive officer and are also included in the amounts reported in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table for 2016.

(2)         Amounts reported in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2016.

(3)         Amounts reported in this column represent aggregate earnings (or losses) on investments made in the NQDC Plan that accrued during 2016 on amounts of salary and/or cash incentive deferred at the election of the named executive officer and the contributions made by us for each named executive officer. Amounts reflect changes in the market value of the investment holdings.

(4)         Amounts reported in this column reflect scheduled withdrawals that occurred during the 2016 year, as previously elected by the executive.

(5)         The aggregate balance for each named executive officer reflects the cumulative value, as of December 31, 2016, of the contributions to the NQDC Plan made by that named executive officer and by us for the named executive officer’s account, and any earnings (or losses) on those amounts, since the named executive officer began participating in the plan. Of the amounts reported in this column, (a) the following amounts were reported as compensation in the Summary Compensation Table for 2015: Mr. Marshall, $241,470; Mr. Rivenes, $113,303; Mr. Hill, $39,022; and Mr. Pechersky, $71,158; and (b) the following amounts were reported as compensation in the Summary Compensation Table for 2014: Mr. Marshall, $224,115; Mr. Rivenes, $108,482; and Mr. Pechersky, $67,725; (c) the following amounts were reported as compensation in the Summary Compensation Table for 2013: Mr. Marshall, $199,205; Mr. Rivenes, $104,517; and Mr. Pechersky, $129,603; (d) the following amounts were reported as compensation in the Summary Compensation Table for 2012: Mr. Marshall, $298,928; Mr. Rivenes, $167,190; and Mr. Pechersky, $102,146; and (e) the following amounts were reported as compensation in the Summary Compensation Table for 2011: Mr. Marshall, $95,688; and Mr. Rivenes, $57,381.

Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements

Our named executive officers are entitled to payments, benefits, and accelerated vesting of certain equity awards upon a termination of employment under certain circumstances and, in certain limited cases, additional equity may vest if such termination is following a change in control. These potential payments and benefits are provided pursuant to the terms of their employment agreements with us and the LTIP award agreements, although the employment agreements make no distinction for a change in control event in the case of any cash or medical benefit awards. We believe our severance and change in control provisions create important retention tools for us as a component of our overall executive compensation program, they help attract and retain skilled professionals in our industry, and they allow management to focus its attention and energy on our business without any distractions regarding the effects of any potential change in control. We do not provide tax gross-ups upon a change in control.

The following paragraphs describe the termination entitlements under the terms of our employment agreements and LTIP award agreements with each of Mr. Marshall and our other named executive officers.  The subsequent tables also describe future potential benefits in connection with a change in control, as provided in the LTIP award agreements.

Colin Marshall Employment Agreement

If Mr. Marshall resigns for “good reason” or is terminated by us “without cause,” he will be entitled to receive as severance, in addition to any amounts earned and unpaid through the date of termination:

•                  A lump sum payment equal to two (2) times the sum of (A) his base salary and (B) his target annual bonus under our AIP for the year of termination; and

•                  A pro rata annual bonus to be calculated based on our actual performance at the end of the performance year and reduced by an amount equal to the number of days actually worked, divided by 365.

Mr. Marshall is also entitled to the continuation of medical benefits on the same terms as active employees for 18 months (or until such time as Mr. Marshall becomes eligible for medical benefits from a subsequent employer that are at least equal to those provided by us) and such payments will be in lieu of our COBRA obligations. As a condition to receiving the severance and continuation of medical benefits, Mr. Marshall must (a) execute, deliver and not revoke a general release of claims and (b) abide by restrictive covenants as detailed below. The payments described above will generally be payable to Mr. Marshall within the 30 day period following his termination of employment (with the portion relating to the pro rata bonus to become payable no later than 120 days following the date that the performance period for the bonus ends), but if he is a “specified employee” for purposes of Section 409A at the time of his termination, we will delay those payments for a period of six months following his termination to the extent required by Section 409A.

If Mr. Marshall’s employment terminates due to death or disability, other than amounts earned and unpaid through the date of termination, he or his estate will only be entitled to the pro rata bonus for the year of such termination plus the amounts due him or his estate from his elected benefits. Terminations of employment that are due to our termination of Mr. Marshall for “cause,” or his resignation without “good reason” will only result in the payment of amounts earned and unpaid through the date of such a termination.

His employment agreement requires Mr. Marshall to abide by a perpetual restrictive covenant relating to non-disclosure. The agreement also includes covenants relating to non-solicitation and non-competition during Mr. Marshall’s employment term and until the one year period following the termination of his employment. Mr. Marshall will also be required to sign a waiver and release of claims in our favor at the time of his termination of employment in order to receive the severance payments and benefits that could become payable to him if Mr. Marshall resigns for “good reason” or is terminated by us “without cause.”

Other Named Executive Officers’ Employment Agreements

If any of our other named executive officers resign for “good reason” or is terminated by us “without cause,” he or she will be entitled to receive as severance, in addition to any amounts earned and unpaid through the date of termination:

•                  A lump sum payment equal to one (1) times the sum of (A) base salary and (B) his or her target annual bonus under our AIP for the year of termination; and

•                  A pro rata annual bonus to be calculated based on our actual performance at the end of the performance year and reduced by an amount equal to the number of days actually worked, divided by 365.

In addition, such other named executive officer is also entitled to the continuation of medical benefits on the same terms as active employees for 12 months (or until such time as the executive becomes eligible for medical benefits from a subsequent employer that are at least equal to those provided by us) and such payments will be in lieu of our COBRA obligations. As a condition to receiving the severance and continuation of medical benefits, the named executive officer must (a) execute, deliver and not revoke a general release of claims and (b) abide by restrictive covenants as detailed below. The payments described above will generally be payable to the executive within the 30 day period following the executive’s termination of employment (with the portion relating to the pro rata bonus to become payable no later than 120 days following the date that the performance period for the bonus ends), but if the executive is a “specified employee” for purposes of Section 409A at the time of his or her termination, we will delay those payments for a period of six months following his or her termination to the extent required by Section 409A.

If a named executive officer’s employment terminates due to death or disability, other than amounts earned and unpaid through the date of termination, the executive or the executive’s estate will only be entitled to the pro rata bonus for the year of such termination, plus the amounts due the executive or the executive’s estate from his or her elected benefits. Terminations of employment that are due to our termination of the executive officer for “cause,” or the executive’s resignation without “good reason” will only result in the payment of amounts earned and unpaid through the date of such a termination.

The employment agreements require each named executive officer to abide by a perpetual restrictive covenant relating to non-disclosure. The agreements also include covenants relating to non-solicitation and non-competition during the employment term until the one year period following the termination of employment. The executive officers will also be required to sign a waiver and release of claims in our favor at the time of his or her termination of employment in order to receive the severance payments and benefits that could become payable to him or her if the executive resigns for “good cause” or is terminated by us “without cause.”

Certain Definitions

For the purposes of the employment agreements and LTIP awards that were outstanding as of December 31, 2016, “cause” generally means (1) any conviction of, or plea of guilty or nolo contendere to (x) any felony (except for vehicular-related felonies, other than manslaughter or homicide) or (y) any crime (whether or not a felony) involving dishonesty, fraud, or breach of fiduciary duty; (2) willful misconduct by the executive in connection with the performance of services to us; (3) ongoing failure or refusal after written notice to faithfully and diligently perform the usual and customary duties of his or her employment; (4) failure or refusal to comply with our reasonable written policies, standards and regulations; or (5) a material breach by the executive of any terms related to his or her employment in any applicable agreement. “Good reason” generally means (1) a material breach by us of any of the covenants in the employment agreement, (2) any material reduction in the base salary and, in the case of Mr. Marshall, any material reduction in the target participation levels in our incentive plans, (3) the relocation of the executive’s principal place of employment that would increase the executive’s one-way commute by more than seventy-five miles or (4) a material diminution in the executive’s authority, duties, or responsibilities.

LTIP Awards; Double-Trigger Change in Control Requirements

Options and Restricted Stock Units:

•                  As provided in the award agreements, if the executive’s employment is terminated by us for cause or by the executive without good reason, then the executive will forfeit all unvested options and restricted stock units.

•                  In the event the executive’s employment is terminated by us for any reason other than for cause or if the executive terminates his or her employment for good reason or his or her employment is terminated due to retirement at or after age 65 (or early retirement at or after age 55 with 10 years of service with the company), death or disability, then, generally, a pro-rata portion (calculated by multiplying the total unvested portion for each award by the percentage of the three year vesting period for that award that the executive was employed with the company) of the unvested options and restricted stock units will vest.

•                  In the event a named executive officer’s employment is terminated by the company without cause or by the executive for good reason within two years of a change in control, all unvested option and restricted stock units will vest.

•                  In any other circumstance, accelerated vesting upon a change in control would only take place at the discretion of the Compensation Committee.

Performance Share Units:

•                  As provided in the award agreements, if the executive’s employment is terminated by us for cause or by the executive without good reason, then the executive will forfeit all unvested performance share unit awards.

•                  In the event the executive’s employment is terminated by us for any reason other than for cause or if the executive terminates his or her employment for good reason or his or her employment is terminated due to retirement at or after age 65 (or early retirement at or after age 55 with 10 years of service with the company), death or disability, then, generally, a pro-rata portion (calculated by multiplying the total number of shares that would have paid out had the executive been employed with us through the end of the performance period by the percentage of the three year vesting period for that award that the executive was employed with us) of the performance share unit awards will vest based on, and subject to, our actual TSR performance.

•                  As provided in the relevant award agreements, in the event of a change in control of the company, the surviving or successor entity is expected to assume the performance share unit award agreements. If these agreements are not assumed, the Compensation Committee may, in its sole discretion, modify the award, including, but not limited to, providing for the end of the performance period to be the date of the change in control. If the agreements are assumed and the executive’s employment is terminated by the surviving entity for any reason other than for cause or if the executive terminates his or her employment for good reason within two years of a change in control, the awards will vest in full and pay out based on actual TSR performance.

Potential Termination and Change in Control Benefits Table

The following table illustrates an estimated amount of compensation or other benefits potentially payable to each of our named executive officers that are triggered upon termination of such executive’s employment under various scenarios. We have assumed that all salary payments or any expenses the executive may be due have been paid currently. Any amount ultimately received will vary based on a variety of factors, including the reason for such executive’s termination of employment, the date of such executive’s termination of employment, and the executive’s age upon termination of employment. The amounts shown assume that such termination was effective as of December 31, 2016, and, therefore, are estimates of the amounts that would have been paid to such executives upon their termination. Actual amounts to be paid can only be determined at the time of such executive’s termination from the company.

			No Change in Control (5)		Change in Control (6)
	Voluntary Termination ($)	Early Retirement (9) ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	Death ($)		Disability ($)
COLIN MARSHALL
Cash Severance (1)	0	0	0	3,060,012	0	3,060,012	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	1,063,354	0	1,063,354	1,063,354		1,063,354
Unvested Equity (3)
Options	0	0	0	0	0	0	0		0
Restricted Stock Units	0	0	0	1,271,434	0	3,448,916	1,271,434		1,271,434
PSUs	0	0	0	1,982,237	0	5,253,821	1,982,237		1,982,237
Medical Benefits (4)	0	0	0	36,684	0	36,684	0	(7)	0
Estimated Total	0	0	0	7,413,721	0	12,862,787	4,317,025		4,317,025

			No Change in Control (5)		Change in Control (6)
	Voluntary Termination ($)	Early Retirement (9) ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	Death ($)		Disability ($)
GARY RIVENES
Cash Severance (1)	0	0	0	822,532	0	822,532	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	497,044	0	497,044	497,044		497,044
Unvested Equity (3)
Options	0	0	0	0	0	0	0		0
Restricted Stock Units	0	0	0	520,137	0	1,411,992	520,137		520,137
PSUs	0	0	0	810,662	0	2,150,610	810,662		810,662
Medical Benefits (4)	0	0	0	24,456	0	24,456	0	(7)	0
Estimated Total	0	0	0	2,674,830	0	4,906,634	1,827,843		1,827,843
HEATH HILL
Cash Severance (1)	0	0	0	656,255	0	656,255	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	390,941	0	390,941	390,941		390,941
Unvested Equity (3)
Options	0	0	0	0	0	0	0		0
Restricted Stock Units	0	0	0	366,877	0	1,070,136	366,877		366,877
PSUs	0	0	0	554,857	0	1,610,070	554,857		554,857
Medical Benefits (4)	0	0	0	24,456	0	24,456	0	(7)	0
Estimated Total	0	0	0	1,993,386	0	3,751,858	1,312,675		1,312,675
BRYAN PECHERSKY
Cash Severance (1)	0	0	0	576,010	0	576,010	0		60% of pay	(8)
Pro Rata Bonus (2)	0	0	0	298,085	0	298,085	298,085		298,085
Unvested Equity (3)
Options	0	0	0	0	0	0	0		0
Restricted Stock Units	0	0	0	287,490	0	799,021	287,490		287,490
PSUs	0	0	0	443,083	0	1,211,216	443,083		443,083
Medical Benefits (4)	0	0	0	24,456	0	24,456	0	(7)	0
Estimated Total	0	0	0	1,629,124	0	2,908,788	1,028,658		1,028,658
TODD MYERS
Cash Severance (1)	0	0	0	496,005	0	496,005	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	256,683	0	256,683	256,683		256,683
Unvested Equity (3)
Options	0	0	0	0	0	0	0		0
Restricted Stock Units	0	0	0	171,739	0	465,877	171,739		171,739
PSUs	0	0	0	267,765	0	709,687	267,765		267,765
Medical Benefits (4)	0	0	0	24,456	0	24,456	0	(7)	0
Estimated Total	0	0	0	1,216,648	0	1,952,708	696,187		696,187

(1)          As to Mr. Marshall, upon a termination without cause or for good reason, calculated as two times the sum of base salary plus target bonus. As to each of the other named executive officers, upon a termination without cause or for good reason, calculated as one times the sum of base salary plus target bonus.

(2)          Amounts shown are based on the actual bonus earned by the named executive officer for the 2016 calendar year, which was paid in March 2017.

(3)          Values are calculated based on the closing price of our common stock of $5.61 on December 30, 2016 (as December 31, 2016 was not a trading day). We have not included any value for the acceleration of stock option awards, as the exercise price for all outstanding options exceeded the price of our common stock on December 30, 2016. In general, PSUs are shown as accelerating vesting based on target levels. Under the “no change in control” scenario, this table assumes a pro-rata vesting of the target outstanding PSU awards. Under the “change in control” scenarios, this table assumes full vesting of all target outstanding PSU awards.

(4)          Mr. Marshall is entitled to 18 months of continuous medical coverage under our then-current plans. Each of the other named executive officers is entitled to 12 months of continuous medical coverage under our then-current plans. Amounts shown reflect the current cost to the company to continue coverage for the named executive officer.

(5)          Pursuant to each named executive officer’s previously described employment agreement and LTIP award agreements, the named executive officer is entitled to pro rata vesting upon termination without cause or resignation for good reason (as defined above).

(6)          As provided by the LTIP award agreements, all unvested equity-based awards vest in connection with a change in control only if the named executive officer is terminated within two years of a change in control without cause or for good reason or otherwise at the discretion of the Compensation Committee. There is no distinction in the named executive officers’ previously described employment agreements for any cash or medical benefit continuation awards upon a change in control.

(7)          Each of the named executive officers was eligible to receive payments under life insurance and accidental death and dismemberment policies provided by us to our employees. These amounts are not enumerated in the table above because these benefits are available to all employees generally and there is no discrimination in scope, terms, or operation in favor of our executive officers.

(8)          Each of the named executive officers was eligible to receive 50% or 60%, as applicable, of his annualized base salary in disability payments, in accordance with the terms of our long term disability insurance program as of December 31, 2016. These amounts are not enumerated in the table above because these benefits are available to all employees generally and there is no discrimination in scope, terms, or operation in favor of our executive officers.

(9)          We have not listed potential payments to our executives upon retirement because none of our named executive officers reached retirement age of 65 as of December 31, 2016. Although the Compensation Committee retains the discretion to provide for retirement prior to age 65, we have assumed for purposes of the table above that such discretion would not be exercised.

Compensation Committee Interlocks and Insider Participation

During 2016, Messrs. Fox (Former Compensation Committee Chair), Nance, Owens and Skaggs (Current Compensation Committee Chair) and Ms. Hull served on the Compensation Committee. None of the members of the Compensation Committee is or has been an officer or employee of our company. All members of the Compensation Committee participate in decisions related to compensation of our executive officers. No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company.

DIRECTOR COMPENSATION

2016 Director Compensation Program

The Compensation Committee is responsible for recommending to the Board the form and amount of compensation for non-employee directors. The Compensation Committee may appoint subcommittees and delegate to a subcommittee such power and authority as it deems appropriate, as discussed above in the CD&A. The Compensation Committee did not appoint any subcommittees during 2016.

Our total non-employee director compensation is generally targeted at the median of our Compensation Peer Group total director compensation. On an annual basis, the Compensation Committee, supported by analyses and recommendations from its independent compensation consultant, Aon Hewitt, considers the cash and equity compensation for our non-employee directors, including the amount and type of compensation, using comparative data from our Compensation Peer Group and secondary source data from industry and other companies.  The Compensation Committee also takes into account the responsibilities of each committee, the time commitments required for each committee to comply with increasing regulatory requirements and other committee responsibilities, the need to attract and retain quality director candidates, our financial performance, and general market conditions.

The Compensation Committee met in January of 2016 to discuss and recommend the 2016 director compensation program to the Board. The Compensation Committee discussed depressed industry conditions, the outlook for 2016 and historical director compensation adjustments, and decided not to recommend any increases to the compensation for our non-employee directors. Beginning in April 2016, participating directors became eligible to elect to defer their cash fees into the NQDC Plan, but they do not receive matching contributions from us with respect to any amounts deferred.

Element	Description	2016 Amount	2015 Amount
Annual Cash Fee for Board Service	• Payable to the non-executive Chairman of our Board	$110,000	$110,000
	• Payable to the non-employee directors of our Board	$75,000	$75,000
Annual Cash Fee for Committee Chairs	• All Committee Chairs	$18,000	$18,000
Annual Cash Fee for Committee Members	• All Committee Members	$9,000	$9,000
Annual Grant of Restricted Stock Units

•                  Grants of restricted stock units to the non-employee directors of our Board

•                  Shares of common stock are deliverable in the event of the director’s separation from service from the company due to the director’s death, disability, non-reelection to the Board, resignation from the Board with the prior consent of the Governance Committee or for any other reason, other than for cause.

		Restricted stock units valued at $90,000 ($115,000 for the Chairman)	Restricted stock units valued at $90,000 ($115,000 for the Chairman)

The following table shows the actual 2016 compensation received by our non-employee directors. Mr. Marshall is compensated by us only in his capacity as our President and CEO and does not receive any additional compensation for his services as a director. The total compensation provided to Mr. Marshall for services during 2016 is set forth in the 2016 Summary Compensation Table.

2016 Compensation for Non-Employee Directors

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Keith Bailey (3)	42,918	115,000	157,918
Patrick Condon	102,000	90,000	192,000
William T. Fox III (3)	119,975	90,000	209,975
Jeane Hull (4)	49,885	109,100	158,985
Steven Nance	102,000	90,000	192,000
William Owens	102,000	90,000	192,000
Robert Skaggs	102,000	90,000	192,000

(1)         Fees were paid in cash and include applicable annual retainers and committee fees earned in 2016 for each director.

(2)         Amounts reflect the aggregate grant date fair value for fiscal 2016 under FASB ASC Topic 718, for grants of restricted stock units in 2016. Does not reflect amounts paid to or realized by the director for fiscal 2016. Assumptions used in the calculation of these amounts are included in Note 20 of the Notes to Consolidated Financial Statements included in our 2016 Form 10-K. Restricted stock units are granted with no exercise price and are payable upon the resignation or retirement of the director, subject to pro rata payment prior to the one-year anniversary of the grant date. The number of outstanding equity awards that each of our directors held as of December 31, 2016 is detailed below.

(3)         In accordance with our director retirement policy, immediately following the 2016 annual meeting, Mr. Bailey retired from the Board. In addition, at that time, the Board was reduced to six members and Mr. Fox became Chairman of the Board.

(4)         Ms. Hull was elected to the Board effective July 6, 2016. For 2016, Ms. Hull was eligible to receive the same cash compensation as other non-employee directors (pro-rated for the time she served on the Board) and also received an initial grant of restricted stock units valued at a target of $65,000 and a pro-rated 2016 annual grant of restricted stock units valued at a target of $44,100.

Director Stock Ownership Guidelines; No Shares Delivered Until Separation of Service

Under our Corporate Governance Guidelines adopted by the Board, in order to ensure alignment of the interests of directors with those of our stockholders, a portion of the directors’ fees paid to a non-employee director is made in equity awards in the form of restricted stock units. All non-employee directors must hold a minimum of the equivalent of three times their respective annual cash fees in the form of (i) our common stock and/or (ii) unvested shares of restricted stock or restricted stock units. Directors have five years from the time of their first election to the Board to meet these stock ownership requirements.

In addition, the terms of our director restricted stock unit award agreements provide that, except in the case of a change of control, the underlying vested shares of common stock will not be delivered to a director until that director’s separation of service from the Board.  Beginning in 2017, directors have the ability to further defer delivery of their vested shares of common stock by making an annual election.  No underlying shares of common stock may be sold or transferred by a director until delivery of those shares as provided by the applicable award agreement.

Equity Awards Outstanding at Year End

The following table shows the number of equity compensation awards held by our non-employee directors that had not been settled as of December 31, 2016.

Name	Number of Outstanding Shares of Restricted Stock Units (#)
Keith Bailey (1)	0
Patrick Condon	71,643
William T. Fox III	70,611
Jeane Hull (2)	47,642
Steven Nance	70,611
William Owens	70,611
Robert Skaggs	72,326

(1)         In accordance with our director retirement policy, immediately following the 2016 annual meeting, Mr. Bailey retired from the Board. As a result, his outstanding restricted stock units became payable on May 11, 2016 pursuant to the terms of those awards. His 2016 awards became payable on a pro-rata basis.

(2)         As a new director in 2016, Ms. Hull received both an initial grant of RSUs and a pro-rated 2016 annual grant of RSUs described above.

Changes to the Directors’ Compensation Program for 2017

In December 2016 our directors were provided with an election option to defer future equity awards beginning with grants that occurred in 2017. We do not provide any matching contributions with respect to director deferrals of equity awards or cash deferrals.

On January 4, 2017, the Board approved the Second Amendment to our 2009 Long Term Incentive Plan (as previously amended and restated effective March 12, 2016) to impose maximum limits on the aggregate grant date value of options and other awards that may be granted to each non-employee director in any calendar year under the LTIP to $500,000.  The Second Amendment became effective on January 4, 2017.  We are asking our stockholders at the 2017 Annual Meeting to ratify the non-employee director award limitations set forth in the Second Amendment (which have been incorporated into the Amended LTIP).  Please see “Proposal VII—Ratification of Non-Employee Director Maximum Award Limitations.”

Other than as described above, we have not made any changes to the non-employee director compensation program with respect to 2017 as of the date of this Proxy Statement.  The Compensation Committee has engaged Aon Hewitt to perform a detailed updated market analysis with respect to the director compensation programs at the Compensation Peer Group.  The Compensation Committee expects to review and discuss the Aon Hewitt data at a meeting in April 2017, and changes, if any, to the director compensation program may occur at that meeting or later in 2017.

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The material in this Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

As provided by its charter, the Audit Committee (in this Audit Committee Report, the “Committee”) consists of at least three directors. No director may serve on the Committee unless the director satisfies the independence criteria in Rule 10A-3 of the Exchange Act, the independence criteria of the NYSE and the Guidelines on the Independence of the Directors as set forth in Annex A of Cloud Peak Energy’s Corporate Governance Guidelines. Each member is financially literate, as interpreted by the Board in its business judgment. At least one member has accounting or related financial management expertise (as defined by the NYSE), as interpreted by the Board in its business judgment, and is an “audit committee financial expert” (as defined by the SEC), as determined by the Board. The designation of any person as an “audit committee financial expert” does not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

The primary responsibility of the Committee is to oversee Cloud Peak Energy’s financial reporting process on behalf of the Board and report the results of its activities to the Board. The Committee has sole authority to approve the appointment of and to replace the company’s independent auditor. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Committee also meets with candidates for the lead audit partner, and the Committee discusses the appointment before rotation occurs.

The management of Cloud Peak Energy is responsible for the preparation, presentation and integrity of the company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The internal audit function is responsible for providing management and the Committee with ongoing assessments of the company’s risks and system of internal control. PricewaterhouseCoopers LLP (“PwC”), the company’s independent auditor for 2016, is responsible for planning and carrying out audits of Cloud Peak Energy’s annual financial statements in accordance with standards of the Public Company Accounting Oversight Board, reviewing Cloud Peak Energy’s quarterly financial statements prior to the filing of each quarterly report, annually auditing the effectiveness of internal control over financial reporting and other auditing procedures.

The Committee has reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2016 and related disclosures, including a review of the significant management judgments underlying the financial statements and disclosures and management’s conclusion that the financial statements included in the Form 10-K present fairly, in all material respects, the financial position, results of operations and cash flows of the company for the periods presented in conformity with generally accepted accounting principles.  The Committee also discussed with management and PwC significant accounting policies applied by Cloud Peak Energy in its financial statements.

The Committee also periodically meets in separate private sessions with the independent auditor, the internal auditor and members of senior management (such as the CFO) to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Committee also periodically meets in executive session.

The Committee has discussed with PwC the matters that are required to be discussed by Auditing Standard No. 16. PwC has provided to the Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and the Committee has discussed with PwC that firm’s independence and considered whether the performance by PwC of any non-audit services was compatible with its independence. The Committee has concluded that PwC’s provision of audit and non-audit services to Cloud Peak Energy and its affiliates is compatible with PwC’s independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Committee has adopted policies to avoid compromising the independence of the company’s independent auditor, such as prior Committee approval of non-audit services and procedures on the hiring of employees or former employees of the company’s independent auditor.

Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements for the year ended December 31, 2016 be included in the company’s Annual Report on Form 10-K for 2016 for filing with the SEC.

Audit Committee

Patrick Condon, Chair

Jeane Hull

Robert Skaggs

Independent Auditor Fees and Services

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP or fees payable for professional services rendered in or related to 2015 and 2016.

	2016	2015
Audit Fees (1)	$1,606,290	$1,642,257
Audit Related Fees	$—	$—
Tax Fees (2)	$110,000	$115,300
All Other Fees (3)	$1,800	$—
Total	$1,718,090	$1,757,557

(1)         Audit fees include fees for services performed to comply with generally accepted auditing standards, including the audit and review of financial statements, statutory and regulatory filings or engagements, comfort letters, attestation services (except those not required by statute or regulation), procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.

(2)         Tax fees include tax compliance and consulting services.

(3)         All other fees include software licensing fees.

Pre-Approval for Audit and Non-Audit Services

Pursuant to its charter, the Audit Committee has the responsibility to review and pre-approve, or to adopt appropriate procedures to pre-approve, audit and non-audit services to be performed for Cloud Peak Energy by its independent auditors. For 2015 and 2016, the Audit Committee did not pre-approve any non-audit services or delegate any pre-approval authority to a subcommittee, except for certain (a) software licensing fees and (b) permitted tax services. All fees reported above were pre-approved by the Audit Committee as required.

PROPOSAL II

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Description of Proposal

In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent auditors to audit our consolidated financial statements and internal control over financial reporting for 2017 and to render other services required of them. The Board is submitting the appointment of PricewaterhouseCoopers LLP for ratification at the 2017 Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The submission of this matter for ratification by stockholders is not legally required; however, the Board and its Audit Committee believe that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board and its Audit Committee on an important issue of corporate governance. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the selection of such firm as independent auditors, although the results of the vote are not binding on the Audit Committee.

The Audit Committee has the responsibility to oversee and review the independence, qualifications and performance of the company’s independent auditors.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent auditors for 2017. The management proxy holders will vote all properly submitted proxies FOR ratification unless properly instructed otherwise.

PROPOSAL III

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Description of Proposal

Section 14A(a)(1) of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act, affords stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation of the company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC. This vote is not intended to address any specific item of compensation and is not a vote on the company’s general compensation policies, compensation of the Board or the company’s compensation policies as they relate to risk management. Exchange Act Section 14A(a)(2) requires the company to hold the advisory vote on executive compensation at least once every three years, although the company currently intends to hold such vote annually.

The company’s executive compensation program is designed to attract, motivate and retain highly qualified executive officers who are able to meet and exceed corporate objectives and create long-term stockholder value. The Compensation Committee believes the company’s executive compensation program reflects a strong pay-for-performance philosophy and is well aligned with the stockholders’ long-term interests. Please read the CD&A above in this Proxy Statement for additional details on our executive compensation program.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Cloud Peak Energy Inc. approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K promulgated by the SEC.

This advisory vote on executive compensation is not binding on the company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the result of the vote when determining future executive compensation programs.

Board Recommendation on Proposal

The Board unanimously recommends that the stockholders vote FOR approval, on an advisory basis, of the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC. The management proxy holders will vote all properly submitted proxies FOR approval unless properly instructed otherwise.

PROPOSAL IV

APPROVAL OF FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Description of Proposal

As described in Proposal III above, Exchange Act Section 14A affords stockholders an advisory vote to approve the company’s executive compensation program. The advisory vote on executive compensation is referred to as a “say-on-pay vote.” As required by Exchange Act Section 14A, this Proposal IV affords stockholders an advisory vote on the frequency of future say-on-pay votes. The advisory vote on the frequency of the say-on-pay vote is a nonbinding vote as to how often future say-on-pay votes should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting on this Proposal IV. Exchange Act Section 14A requires the company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

In formulating its recommendation, the Board considered that an advisory vote on executive compensation held every year would best enable stockholders to timely express their views on the company’s executive compensation program and enable the Board and the Compensation Committee to determine current stockholder sentiment. While the company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on executive compensation provides the company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Stockholders are being asked to vote among the following frequency options (not solely for or against the recommendation of the Board):

•                  Choice 1—every year;

•                  Choice 2—every two years;

•                  Choice 3—every three years; or

•                  Choice 4—abstain from voting.

This advisory vote on the frequency of future say-on-pay votes is not binding on the company or the Board. However, the Board will take into account the result of the vote when determining the frequency of future say-on-pay votes.

Board Recommendation on Proposal

The Board recommends that shareholders vote FOR Choice 1 (an advisory vote on the compensation of the company’s named executive officers set forth in the company’s proxy statement to occur every year). The management proxy holders will vote all properly submitted proxies FOR Choice 1 unless instructed otherwise.

PROPOSAL V

APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED LTIP
TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND EXTEND THE TERM

Description of Proposal

At the 2017 Annual Meeting, the stockholders will be asked to approve the First Amendment to the Cloud Peak Energy Inc. Amended and Restated 2009 Long Term Incentive Plan (As Amended and Restated March 3, 2017) (the “Amended LTIP”) to increase the number of shares of common stock reserved for issuance and extend the term under the Amended LTIP. If the First Amendment is approved at the 2017 Annual Meeting, it will become effective as of May 10, 2017.   The company originally adopted the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (the “2009 LTIP”), a stockholder approved plan, in connection with its 2009  initial public offering, pursuant to which the company may issue various equity compensation awards to eligible employees, directors, consultants and advisors selected for participation.  Prior to the March 3, 2017 amendment and restatement in the form of the Amended Plan, the 2009 Plan was most recently amended and restated March 12, 2016 (together with the First Amendment and Second Amendment thereto, the “Prior Plan”).

The Amended LTIP incorporates the following changes to the Prior Plan, among other updates:

•                  Extends the minimum one year vesting requirements to all types of awards;

•                  Provides for payment of any dividends only when, and to the extent,  the underlying award is vested and earned; and

•                  Provides for double trigger vesting following a change in control for all awards that are assumed by the surviving company.

The First Amendment to the Amended LTIP includes the following recommended changes for stockholder approval:

•                  Increases the number of shares of common stock available for awards under the Amended LTIP by 1,400,000 shares, and

•                  Extends the term of the Amended LTIP to the tenth anniversary of the 2017 Annual Meeting of Stockholders, or May 10, 2027.

The stockholders most recently approved an increase in the number of authorized shares available under the Prior Plan by approving the First Amendment to the Prior Plan at the 2016 annual meeting, and the Board subsequently adopted the Second Amendment to the Prior Plan, effective January 4, 2017, to provide for maximum limitations on non-employee director awards.  Both amendments have already been incorporated into the Amended LTIP.  Please see “Proposal VII—Ratification of Non-Employee Director Maximum Award Limitations.”

On March 3, 2017, the Board, based on the recommendation of the Compensation Committee, determined that it is in the best interests of the company, subject to stockholder approval, to increase the number of shares of common stock available under the Amended LTIP by an additional 1,400,000 shares. Accordingly, this Proposal V seeks approval of the First Amendment to the Amended LTIP to increase the maximum total number of shares of common stock that the company may issue under the Amended LTIP by 1,400,000 from 7,100,000 to 8,500,000 shares since the inception of the 2009 LTIP.

The Board believes that the requested additional authorized shares represent a reasonable amount of potential equity dilution over time and is advisable to ensure the company has an adequate number of shares of common stock available to continue to grant meaningful long-term incentive awards. Our successful operation and our ability to create long-term value for our stockholders depend on the efforts of approximately 1,300 employees, including management and directors, and we believe it is in the best interest of the company for our management team, directors and other senior employees to have an ownership interest in the company in recognition of their present and potential contributions. In 2016, over 37% of our equity awards were granted to employees other than our named executive officers. As of March 17, 2017, the number of shares remaining available for future awards under the Amended LTIP, prior to approval of the First Amendment, was 242,946. This takes into account the company’s 2017 annual equity awards to employees in March 2017, the assumed cash settlement of any future vested 2016 performance share unit awards, and the assumption that outstanding performance share unit awards granted in 2015 and 2017 are settled at no more than the target payout level.

We believe approval of the First Amendment to the Amended LTIP will allow us to make stock-settled grants and other awards permitted under the Amended LTIP for 2017 and potentially through 2018 in amounts consistent with our past practice and as determined to be appropriate by the Compensation Committee; however, this timeline is simply an estimate used to determine the number of additional shares of common stock requested pursuant to the First Amendment to the Amended LTIP, and future circumstances may require a change to expected equity grant practices. These circumstances include but are not limited to the future price of our common stock, award levels and amounts provided by our competitors and our future hiring activity. The closing market price of our common stock as of March 17, 2017 was $3.94 per share, as reported on the NYSE.

It is our practice to grant awards to employees at the beginning of the year as part of each employee’s compensation package. Due to the decline in our stock price largely related to depressed industry conditions, recent years’ awards have involved a higher number of shares to employees than in years past. We will not be able to maintain our employee grant practices without the approval of the First Amendment to the Amended LTIP and may have to provide compensation through other means in order to attract and retain qualified personnel, including through cash-settled awards and other cash compensation. Even with approval of the First Amendment to the Amended LTIP, we currently expect to settle any future vested 2016 performance share unit awards in cash rather than shares of our common stock.

As of March 17, 2017, which is the record date for our 2017 Annual Meeting, the total number of shares of our outstanding common stock was 75,056,435. The dilution associated with the number of shares remaining available for grant under the Amended LTIP, which number is not impacted by the number of performance share units we granted in March 2016 and expect to settle in cash rather than shares of our common stock, is approximately 0.32%. If the First Amendment to the Amended LTIP is approved, the potential dilution associated with the total number of shares available for grant under the Amended LTIP, as increased by the First Amendment to the Amended LTIP, will increase to approximately 2.19%. Please see “Description of the Amended LTIP—Number of Shares; Award Limitations” for additional information regarding the number of available shares being requested pursuant to the First Amendment to the Amended LTIP. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards. We have also attempted to balance the potential dilutive effect by not issuing stock options and by granting performance share units in 2016 with the expectation that any such vested units would be settled in cash rather than shares of our common stock.  Other outstanding performance share unit awards, if earned above target level, and other existing or future awards may also have to be settled in cash if shares are not available for issuance under the Amended LTIP.

If the First Amendment to the Amended LTIP is approved at the 2017 Annual Meeting, it will become effective as of the date of our 2017 Annual Meeting, and we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares available for issuance under the Amended LTIP, and the 1,400,000 additional shares will be available for share settlement of existing and future LTIP awards.

Failure of our stockholders to approve this Proposal V will mean that we may continue to grant equity awards under the terms of the Amended LTIP, in its current form, until any shares available for issuance thereunder are exhausted. If we do not have shares available under the Amended LTIP, we may elect to provide compensation through other means in order to assure that we can attract and retain qualified personnel to help our company manage through ongoing depressed industry conditions and to position the company for future growth opportunities. Those other means of compensation may include cash-settled long-term incentive awards or other cash compensation.

Description of the Amended LTIP

The following is a description of the principal features of the Amended LTIP, as amended by the First Amendment.  This description does not purport to be a complete description of all of the provisions of the Amended LTIP and is qualified in its entirety by reference to the full text of (i) the Amended LTIP, which is set forth in Appendix A to this Proxy Statement and (ii) the First Amendment, which is set forth in Appendix B to this Proxy

Statement.  Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Amended LTIP.

Key features of the Amended LTIP include:

•                  No discounted options or related awards may be granted;

•                  Awards are non-transferrable, except that certain awards may be transferred pursuant to a qualified domestic relations order or by will or the laws of descent and distribution;

•                  No automatic award grants are made to any eligible individual;

•                  Awards may, in the discretion of the Compensation Committee, be designed to meet the requirements for deductibility as “performance-based compensation” under Section 162(m) of the Internal Revenue Code;

•                  There are limitations on the maximum number or amount of awards that may be granted to eligible individuals (including non-employee directors) during any calendar year;

•                  No repricing of stock options or stock appreciation rights is authorized without stockholder approval;

•                  Awards are subject to potential reduction, cancellation, forfeiture or other clawback under certain specified circumstances;

•                  There is no recycling of shares that are withheld or tendered to pay the exercise price of an option or stock appreciation right or to satisfy any tax withholding obligation under any award;

•                  Except under limited circumstances, all awards must include a minimum one-year vesting period;

•                  Except under limited circumstances, the plan’s default for accelerated vesting of outstanding awards upon a change in control requires a termination of the awardholder’s employment or services with us (double-trigger vesting); and

•                  Dividends or dividend equivalents are paid only when, and to the extent,  the underlying award is vested and earned.

Purpose

The purpose of the Amended LTIP is to strengthen the company, by providing an incentive to its employees, officers, consultants and directors, thereby encouraging them to devote their abilities and industry to the success of the company’s business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the company and its subsidiaries an added incentive for high levels of performance and efforts through the grant of the types of cash and equity awards as outlined below.

Eligibility

Any current or future employee, officer, director, consultant or advisor of the company or any of its subsidiaries is eligible to receive an award under the Amended LTIP (“Eligible Individuals”). As of March 17, 2017, the company has approximately 1,300 employees and six non-employee directors who would be eligible to receive awards under the Amended LTIP. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the company or any of its subsidiaries on the date the Incentive Stock Option is granted.

Administration

The Amended LTIP is administered by the Compensation Committee. The Compensation Committee may adopt such rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Amended LTIP. The Compensation Committee consists of at least two directors and may consist of the entire Board; provided that (a) if the Compensation Committee consists of less than the entire Board, then, with respect to any Option or Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the

Compensation Committee consists of at least two directors, each of whom is a Non-Employee Director, and (b) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Compensation Committee consists of at least two directors, each of whom is an Outside Director.

Number of Shares; Award Limitations

Approval of the First Amendment to the Amended LTIP would increase the number of shares of common stock available for Awards under the Amended LTIP from the number previously authorized to be issued under the Amended LTIP by 1,400,000 Shares. Accordingly, the aggregate number of Shares that may be made the subject of Awards or Options granted under the Amended LTIP, since its inception as the 2009 LTIP, may not exceed 8,500,000, no more than 2,000,000 of which may be granted as Incentive Stock Options.

Notwithstanding anything in the Amended LTIP to the contrary, the following shares will not become available again for issuance under the Amended LTIP: (i) shares withheld or tendered as full or partial payment of the Option Price, (ii) shares withheld or tendered as settlement of tax withholding obligations, (iii) any shares repurchased by the company with the proceeds from the exercise of an Option, and (iv) the excess of the number of shares subject to a Stock Appreciation Right over the number of shares issued as a result of the exercise of such Stock Appreciation Right. Common stock issued under the Amended LTIP may come from authorized but unissued shares of our common stock or from previously issued shares of common stock reacquired by us and held as treasury shares, including shares purchased on the open market.

The number of Shares that may be the subject of Options and Stock Appreciation Rights granted to an Eligible Individual in any calendar year may not exceed 1,500,000.  The number of Shares that may be the subject of Performance Share Units or Performance-Based Restricted Stock granted to an Eligible Individual in any calendar year may not exceed 2,000,000 (determined with respect to the number of Shares denominated in the relevant award agreements, without regard to the percentage of such Shares that may become payable based on the level of Performance Objective attained). The dollar amount of cash that may be the subject of Performance Units granted to an Eligible Individual in any calendar year may not exceed $6,000,000 (determined with respect to the dollar amount denominated in the relevant award agreements, without regard to the percentage of such dollar amount that may become payable based on the level of Performance Objective attained).  In addition, the maximum aggregate grant date value of options and other awards that may be granted to each non-employee director in any calendar year under the Amended LTIP is limited to $500,000.

Types of Awards

Restricted Stock

The Compensation Committee may, in its discretion, grant to Eligible Individuals Awards of Restricted Stock, the terms and conditions of which are set forth in an Agreement. Each Agreement may require that an appropriate legend be placed on Share certificates. Restricted Stock is issued in the name of the Grantee as soon as reasonably practicable after the Award is granted; provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Compensation Committee, an escrow agreement and any other documents which the Compensation Committee may require as a condition to the issuance of such Restricted Stock. At the discretion of the Compensation Committee, Restricted Stock may be deposited together with the stock powers with an escrow agent (which may be the company) designated by the Compensation Committee. Unless the Compensation Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee will have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

Until all restrictions upon the Restricted Stock awarded to a Grantee have lapsed in the manner set forth in the relevant Agreement, such Shares cannot be sold, transferred or otherwise disposed of and cannot be pledged or otherwise hypothecated.

Dividends with respect to any Restricted Stock Award granted on and after the effective date of the Amended LTIP (including shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend) shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend has been distributed and shall not be payable unless and until the applicable Restricted Stock vests.

Restricted Stock Units

The Compensation Committee may, in its discretion, grant to Eligible Individuals Awards of Restricted Stock Units, the terms and conditions of which are set forth in an Agreement. Each Restricted Stock Unit represents the right of the Grantee to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Compensation Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Compensation Committee at the time the Restricted Stock Unit was granted. The Compensation Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Compensation Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Grantee has become entitled.

The Grantee cannot sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of an Award of Restricted Stock Units or any portion thereof.

Stock Options

The Compensation Committee may, in its discretion, grant to Eligible Individuals Options, the terms and conditions of which are set forth in an Agreement. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option is determined by the Compensation Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option is not less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

No Option can be transferrable by the Grantee other than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order. An Option is exercisable only during the lifetime of the Grantee or his or her guardian or legal representative.

The exercise of an Option is made only by giving written notice delivered in person or by mail to the person designated by the company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option can be paid in any or any combination of the following forms: (a) cash or its equivalent, (b) if permitted by the Compensation Committee, the transfer to the company of Shares that have been held by the Grantee for at least six months prior to the exercise of the Option, (c) in the form of other property as determined by the Compensation Committee and in accordance with applicable law or (d) if permitted by the Compensation Committee, payment of the exercise price pursuant to a non-broker assisted “cashless exercise” procedure. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Compensation Committee.

No Grantee is deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option has been exercised pursuant to the terms thereof, (b) the company has issued and delivered Shares to the Grantee, a securities broker acting on behalf of the Grantee or such other nominee of the Grantee, and (c) the Grantee’s name, or the name of his or her broker or other nominee, has been entered as a stockholder of record on the books of the company. Thereupon, the Grantee has full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

Stock Appreciation Rights

The Compensation Committee may, in its discretion, grant to Eligible Individuals Stock Appreciation Rights, the terms and conditions of which are set forth in an Agreement. A Stock Appreciation Right may be granted (a) if unrelated to an Option, at any time or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

If granted in connection with an Option, a Stock Appreciation Right covers the same Shares covered by the Option (or a specified lesser number of Shares) and, except as otherwise provided, is subject to the same terms and conditions as the related Option. Such Stock Appreciation Right (i) is exercisable at such time or times and only to the extent that the related Option is exercisable, (ii) is exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the Agreement evidencing the related Option and (iii) is not transferable except to the extent the related Option is transferable. Upon the exercise of such a Stock Appreciation Right, the Grantee is entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Upon exercise of such Stock Appreciation Right, the related Option shall be cancelled to the extent of the number of Shares to which the Stock Appreciation Right is exercised, and upon the exercise of such related Option, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares to which the related Option is exercised or surrendered.

A Stock Appreciation Right unrelated to an Option covers such number of Shares as the Compensation Committee determines. Such Stock Appreciation Rights contain such terms and conditions as to exercisability, vesting and duration as the Compensation Committee determines, but in no event have a term of greater than ten years (except upon the Grantee’s death prior to expiration of the Award, unless the Compensation Committee provides otherwise, a Stock Appreciation Right may provide for an exercise period of up to one year following the Grantee’s death even if such period extends beyond ten years from the date of grant). Upon exercise of such a Stock Appreciation Right, the Grantee is entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised. No Stock Appreciation Right is transferrable by the Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and a Stock Appreciation Right is exercisable only during the lifetime of the Grantee or his or her guardian or legal representative.

Stock Appreciation Rights are exercised by a Grantee only by giving written notice delivered in person or by mail to the person designated by the company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. Payment may be made in the discretion of the Compensation Committee solely in whole Shares in a number determined at their Fair Market Value on the last business day preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares.

Dividend Equivalent Rights

The Compensation Committee is authorized to grant Dividend Equivalent Rights to an Eligible Individual, entitling any such Eligible Individual to receive cash, shares, other awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares. Dividend Equivalent Rights may be awarded on a free-standing basis or in connection with another award. The Compensation Committee may provide that Dividend Equivalent Rights shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional shares, awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify. Notwithstanding the foregoing, with respect to Dividend Equivalent Rights granted on and after the effective date of the Amended LTIP in connection with another award, such Dividend Equivalent Rights shall be subject to the same restrictions and a risk of forfeiture as the award with respect to which the dividends accrue and shall not be paid unless and until such award has vested and been earned.

Performance Awards

The Compensation Committee, in its discretion, may grant to Eligible Individuals Awards of Performance Units and/or Performance Share Units, the terms and conditions of which are set forth in an Agreement.

Performance Units are denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of Performance

Objective attained; provided, however, that the Compensation Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement specifies the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest, and the Performance Cycle within which such Performance Objectives must be satisfied.

Performance Share Units are denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, each Performance Share Unit represents the right to receive payment of the Fair Market Value of a Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Compensation Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Compensation Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. Each Agreement specifies the number of Performance Share Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Share Units to vest, and the Performance Cycle within which such Performance Objectives must be satisfied.

Payment to Grantees in respect of vested Performance Share Units and Performance Units is made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Compensation Committee may determine, but in no event later than 2.5 months after the end of the calendar year in which the Performance Cycle is completed. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Compensation Committee in its discretion determines at any time prior to such payment.

The Compensation Committee, in its discretion, may grant to Eligible Individuals Awards of Performance-Based Restricted Stock, the terms and conditions of which are set forth in an Agreement. Each Agreement may require that an appropriate legend be placed on Share certificates. Performance-Based Restricted Stock are issued in the name of the Grantee as soon as reasonably practicable after the Award is granted or at such other time(s) as the Compensation Committee may determine; provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Compensation Committee, an escrow agreement and any other documents which the Compensation Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Compensation Committee, Performance-Based Restricted Stock may be deposited together with the stock powers with an escrow agent (which may be the company) designated by the Compensation Committee. Upon delivery of the Shares to the escrow agent, the Grantee has all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Each Agreement specifies the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives which must be satisfied in order for the Performance-Based Restricted Stock to vest, and the Performance Cycle within which such Performance Objectives must be satisfied.

Dividends with respect to any Award of Performance-Based Restricted Stock granted on or after the effective date of the Amended LTIP (including shares distributed in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend) shall be subject to restrictions and a risk of forfeiture to the same extent as the Performance-Based Restricted Stock with respect to which such dividend has been distributed and shall not be payable unless and until the applicable Performance-Based Restricted Stock vests.

Until the vesting of Performance Units and Performance Share Units or the lapsing of any restrictions on Performance-Based Restricted Stock, as the case may be, such Performance Units, Performance Share Units or Performance-Based Restricted Stock cannot be sold, assigned, exchanged, transferred or otherwise disposed of and cannot be pledged or otherwise hypothecated.

Share Awards

The Compensation Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Compensation Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the company. The Grantee may not sell, transfer, assign exchange, pledge, encumber or otherwise dispose of a Share Award or any portion thereof; provided, however, that this transferability restriction does not apply to the underlying Shares once all restrictions and conditions included in the Share Award (if any) have been satisfied in full.

Minimum Vesting Provisions

No more than 5% of the aggregate number of Shares that remain available as of March 3, 2017 plus any Shares that become available in the future (including pursuant to the First Amendment) may be granted pursuant to Awards that could vest in less than 12 months of the date of grant, subject, in each case, to the Compensation Committee’s authority under the Plan to vest Awards earlier, as the Compensation Committee deems appropriate, upon the occurrence of a Change in Control, in the event of a Participant’s termination of employment or service or otherwise as permitted by the Amended LTIP in the Compensation Committee’s exercise of its discretionary vesting authority.

No Repricing of Options or Stock Appreciation Rights

Other than in connection with a change in capitalization or other transaction where an adjustment is permitted or required under the terms of the Amended LTIP, the Compensation Committee is prohibited from making any adjustment or approving any amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Amended LTIP, whether through amendment, cancellation and exchange for cash or replacement grants, or other means, unless the company’s stockholders shall have approved such adjustment or amendment.

Limitations on Single Trigger Change in Control Vesting

With respect to any Award granted under the Amended LTIP, no such Award may become vested or exercisable in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of the Grantee’s employment or services with the company, any of its subsidiaries, or the surviving or successor entity, that occurs within the two-year period following the Change in Control, or (b) if such acceleration occurs with respect to an Award that is not assumed, replaced, or converted by the surviving entity in any such Change in Control. For Performance Awards that are not assumed, replaced or converted by the surviving entity upon a Change in Control, vesting is based on attainment of the applicable Performance Objectives at the higher of (i) the “target” level (prorated based upon the length of time within the Performance Cycle that has elapsed prior to the Change in Control) or (ii) actual achievement as of the date of such Change in Control.

Qualified Performance-Based Compensation

Section 162(m) of the Internal Revenue Code limits the company’s ability to deduct compensation paid to its senior executive officers, unless the compensation qualifies as “performance-based compensation,” as defined in Section 162(m) and the regulations promulgated thereunder. To the extent possible the company intends to have the Amended LTIP satisfy the requirements of Section 162(m) so that the Compensation Committee, if it determines to do so in its discretion, is able to grant awards satisfying the requirements of “performance-based compensation.”

Awards of “performance-based compensation” will be contingent upon the achievement of one or more pre-established Performance Objectives based on one or more of the business criteria described below under “Proposal VI—Re-approval of the Section 162(m) Material Terms of the Amended LTIP, as amended by the First Amendment.” With respect to Awards intended to constitute “performance-based compensation,” Performance Objectives will be designed to be objective, “substantially uncertain” of achievement at the date of grant and to otherwise meet the requirements of Section 162(m) and regulations thereunder. Performance Objectives may vary among Award recipients or among Awards to the same recipient. Performance Objectives will be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

Amendment and Termination of the Amended LTIP

The Board may at any time terminate the Amended LTIP, and the Board may at any time and from time to time amend, modify or suspend the Amended LTIP; provided, however, that: (a) no such amendment, modification, suspension or termination may impair or adversely alter any Options or Awards theretofore granted under the Amended LTIP, except with the consent of the Grantee, nor may any amendment, modification, suspension or termination deprive any Grantee of any Shares which he or she may have acquired through or as a result of the Amended LTIP; and (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment is effective unless approved by the stockholders of the company in accordance with applicable law, regulation or exchange requirement.  The First Amendment, if approved by our stockholder, extends the term of the Amended LTIP to the tenth anniversary of the company’s 2017 Annual Meeting, or May 10, 2027.

Certain United States Federal Income Tax Aspects

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences of certain transactions contemplated under the Amended LTIP. This description is based on current laws in effect on March 1, 2017, which are subject to change (possibly retroactively). The tax treatment of participants in the Amended LTIP may vary depending on each participant’s particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the Amended LTIP.

Tax Consequences to Participants under the Amended LTIP

Stock Options and Stock Appreciation Rights

Participants will not realize taxable income upon the grant of an Option or a Stock Appreciation Right. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, a Participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price of the Award. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a Nonqualified Stock Option or a Stock Appreciation Right that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Consequences to the Company” below, we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules. When a Participant sells the common stock acquired as a result of the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants eligible to receive an Option intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code will not recognize taxable income on the grant of an Incentive Stock Option. Upon the exercise of an Incentive Stock Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the Incentive Stock Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Stock Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Stock Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Stock Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

We will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Stock Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, we will then, subject to the discussion below under “Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an Option, whether a Nonqualified Stock Option or an Incentive Stock Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonqualified Stock Option or Incentive Stock Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonqualified Stock Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered in satisfaction of the Nonqualified Stock Option or Incentive Stock Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonqualified Stock Option or Incentive Stock Option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The Amended LTIP generally prohibits the transfer of Awards, except that Options and Stock Appreciation Rights may be transferred by will or according to the laws of descent and distribution, and Nonqualified Stock Options and Stock Appreciation Rights may also be transferred pursuant to a qualified domestic relations order. For income and gift tax purposes, certain transfers of Nonqualified Stock Options should generally be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of Nonqualified Stock Options (other than in the context of divorce) or Stock Appreciation Rights. However, the Internal Revenue Service has informally indicated that after a transfer of Options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the Options. If a Nonqualified Stock Option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a Participant transfers a vested Nonqualified Stock Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonqualified Stock Option at the time of the gift. The value of the Nonqualified Stock Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonqualified Stock Option and the illiquidity of the Nonqualified Stock Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $14,000 per donee (for 2017, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonqualified Stock Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonqualified Stock Options has not been extended to unvested Nonqualified Stock Options. Whether such consequences apply to unvested Nonqualified Stock Options or to Stock Appreciation Rights is uncertain, and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

Other Awards: Cash Awards, Restricted Stock Units, Dividend Equivalents, Restricted Stock and Share Awards

A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. Individuals will not have taxable income at the time of grant of a Restricted Stock Unit, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the Restricted

Stock Unit award, as applicable, in an amount equal to the cash or the fair market value of the common stock received. The Dividend Equivalents, if any, received with respect to a Restricted Stock Unit or other Award (subject to the discussion below regarding Restricted Stock Awards for which a Section 83(b) election is made) will be taxable as ordinary compensation income, not dividend income, when paid.

A recipient of a Restricted Stock Award or Share Award generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Internal Revenue Code, or (ii) when the Award is received, in cases where a Participant makes a valid election under Section 83(b) of the Internal Revenue Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to the discussion below under “Tax Consequences to the Company,” we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Code Section 409A

Awards under the Amended LTIP are intended to be designed, granted and administered in a manner that is either exempt from the application of or complies with the requirements of Section 409A of the Internal Revenue Code in an effort to avoid the imposition of early or additional taxes and/or penalties. To the extent that an Award under the Amended LTIP fails to comply with Section 409A, such Award will, to the extent possible, be modified to comply with such requirements.

Tax Consequences to the Company

Reasonable Compensation

In order for the amounts described above to be deductible by the company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments

The ability of the company (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended LTIP could also be limited by the golden parachute rules of Section 280G of the Internal Revenue Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Performance-Based Compensation

The ability of the company (or the ability of one of our subsidiaries) to obtain a deduction for amounts paid under the Amended LTIP could be limited by Section 162(m) of the Internal Revenue Code. Section 162(m) limits our ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” in excess of $1,000,000. However, an exception applies to this limitation in the case of certain “performance-based compensation.” In order to exempt “performance-based compensation” (or “Section 162(m) Awards”) from the

$1,000,000 deductibility limitation, the grant, vesting, exercise or settlement of the Award must be based on the satisfaction of one or more performance goals selected by the Compensation Committee and certain other requirements must be met, including stockholder approval requirements.  To allow Awards to qualify as “performance-based compensation,” we are seeking stockholder approval of the material terms of the Amended LTIP, as amended by the First Amendment, including the maximum amount of compensation that may be paid under the Amended LTIP, pursuant to Proposal VI. Performance Awards intended to be Section 162(m) Awards may not be granted in a given period if such Awards relate to a number of shares of common stock that exceeds a specified limitation or, alternatively, result in cash compensation that exceeds a specified limitation. Under the terms of the Amended LTIP, a “covered employee” who receives an Award intended to be a Section 162(m) Award may not receive Awards relating to more than (i) 1,500,000 shares of common stock in a given calendar year in the case of Options and Stock Appreciation Rights, (ii) 2,000,000 shares of common stock in a given calendar year in the case of Performance Share Units and Performance-Based Restricted Stock (determined with respect to the number of Shares denominated in the relevant award agreements, without regard to the percentage of such Shares that may become payable based on the level of Performance Objective attained), or (iii) $6,000,000 in a given calendar year with respect to cash-denominated Awards (determined with respect to the dollar amount denominated in the relevant award agreements, without regard to the percentage of such dollar amount that may become payable based on the level of Performance Objective attained). Although the Amended LTIP has been drafted to satisfy the requirements for the “performance-based compensation” exception, we may determine that it is in the company’s best interests not to satisfy the requirements for the exception in certain situations.

The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes.

Grants to Certain Persons

Because Awards granted under the Amended LTIP are at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts that will be received by or allocated to Eligible Individuals. For information regarding the outstanding Options that have been granted to our named executive officers, including the exercise prices, expiration dates, and other material conditions upon which these Options may be exercised, please see “2016 Outstanding Equity Awards at Year End,” above. None of our non-employee directors holds any outstanding Options.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR the adoption and approval of the First Amendment to the Amended LTIP. The management proxy holders will vote all duly submitted proxies FOR adoption and approval of the First Amendment to the Amended LTIP unless duly instructed otherwise. All members of the Board and our executive officers and other senior employees are eligible for awards under the Amended LTIP and thus have a personal interest in the approval of the First Amendment to the Amended LTIP.

PROPOSAL VI

RE-APPROVAL OF THE SECTION 162(M) MATERIAL TERMS OF THE AMENDED LTIP,
AS AMENDED BY THE FIRST AMENDMENT

Description of Proposal

In addition to the approval of the First Amendment to the Amended LTIP, our stockholders are also being asked to re-approve the material terms of the Amended LTIP, as amended by the First Amendment, for purposes of complying with certain requirements of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). As explained in greater detail below, we believe approval of this Proposal VI is advisable in order to allow us to continue to grant awards under the Amended LTIP, as amended by the First Amendment, that may qualify as “performance-based compensation” under Section 162(m).

The Amended LTIP, as amended by the First Amendment, is designed, in part, to allow us to provide “performance-based compensation” that may be tax-deductible by us and our subsidiaries without regard to the limits of Section 162(m) in the event we choose to structure compensation in a manner that will satisfy the exemption. Under Section 162(m), the federal income tax deductibility of compensation paid to the CEO and the three other most highly compensated executive officers (other than the CEO and the CFO) determined pursuant to the executive compensation disclosure rules of the SEC (the “Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, we may deduct compensation paid to the Covered Employees in excess of that amount if it qualifies for exemption as “performance-based compensation” under Section 162 (m).

In addition to certain other requirements, in order for awards under the Amended LTIP to constitute “performance-based compensation,” the material terms of the Amended LTIP, as amended by the First Amendment, must be periodically disclosed to and approved by our stockholders. Under Section 162(m), the material terms of the Amended LTIP that stockholders are being asked to re-approve are (i) the employees eligible to receive compensation under the Amended LTIP, (ii) the maximum amount of compensation that may be paid to an individual under the Amended LTIP during a specified period, and (iii) the list of business criteria on which Performance Objectives may be based. Each of these items is discussed below, and stockholder approval of this Proposal VI constitutes approval of each of these items for purposes of the Section 162(m) stockholder approval requirements. This Proposal VI does not seek any amendment of the existing eligible employees, the maximum amount of compensation that may be paid, or list of business criteria contained within the Amended LTIP, as amended by the First Amendment, although the Amended LTIP does include certain clarifying language with respect to adjustments that may be made to Performance Objectives to account for certain events or occurrences. This Proposal VI is being presented to stockholders to comply with the periodic re-approval requirements of Section 162 (m) described above, including with respect to the additional available shares we are requesting stockholders to approve pursuant to the First Amendment to the Amended LTIP under Proposal V.

If this Proposal VI is not approved, our Covered Employees may not receive the compensation that we intended to provide them under the Amended LTIP, as amended by the First Amendment, and the deductibility of Awards granted to Covered Employees in the future may potentially be limited. This means that we may be limited in our ability to grant Awards that satisfy our compensation objectives and that are deductible (although we retain the ability to evaluate the performance of the Covered Employees and to pay appropriate compensation even if some or all of it may be non-deductible).

Description of the Section 162(m) Material Terms

The discussion in this Proposal VI does not purport to be a complete description of all of the provisions of the Amended LTIP, as amended by the First Amendment, and is qualified in its entirety by reference to the full text of (i) the Amended LTIP, which is set forth in Appendix A to this Proxy Statement and (ii) the First Amendment, which is set forth in Appendix B to this Proxy Statement. Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Amended LTIP.

Eligibility to Participate

Consistent with certain provisions of Section 162(m) and the accompanying regulations, the employees eligible to receive compensation must be set forth in the plan and approved by our stockholders. The employees eligible to receive Awards under the Amended LTIP are our employees and those of our subsidiaries. Members of our Board who are not employees or consultants of us or our subsidiaries are eligible to receive Awards, and individuals who provide consulting, advisory or other similar services to us or our subsidiaries are also eligible to receive Awards. Although Section 162(m) only limits the deductibility for compensation paid to a Covered Employee who is employed as of the end of the year, the Performance Objectives described below may be applied to other senior officers in the event that any of them could be deemed to be a Covered Employee under the Section 162(m) regulations during the time that they hold the Performance Award.

Maximum Amount of Compensation

Consistent with certain provisions of Section 162(m) and accompanying regulations, restrictions on the maximum amount of compensation that may be awarded to an individual in a specified period must be provided for in the plan and approved by our stockholders. Under the terms of the Amended LTIP, a Covered Employee who receives an Award intended to be a Section 162 (m) Award may not receive Awards relating to more than (i) 1,500,000 shares of common stock in a given calendar year in the case of Options and Stock Appreciation Rights, (ii) 2,000,000 shares of common stock in a given calendar year in the case of Performance Share Units and Performance-Based Restricted Stock, multiplied by a performance vesting factor of up to 200% if the Performance Objectives that are subject to such an award are satisfied at the maximum level, or (iii) $6,000,000 in a given calendar year with respect to cash-denominated Awards, multiplied by a performance vesting factor of up to 200% if the Performance Objectives that are subject to such an award are satisfied at the maximum level. These limits are not intended to suggest that the amount of compensation received by any Covered Employee or other participant will be the maximum set forth in the Amended LTIP.

Business Criteria

Consistent with certain provisions of Section 162(m) and accompanying regulations, the business criteria on which performance goals may be based must be provided for in the plan and approved by our stockholders. If the Compensation Committee determines that an Eligible Individual is a Covered Employee under Section 162(m) or the regulations thereunder and the contemplated Award is intended to qualify as “performance-based compensation” under such section, then the grant, exercise, vesting and/or settlement of such Award will be contingent upon the achievement of one or more pre-established Performance Objectives based on one or more of the business criteria set forth below. With respect to Awards intended to constitute “performance-based compensation,” Performance Objectives will be designed to be objective, “substantially uncertain” of achievement at the date of grant and to otherwise meet the requirements of Section 162(m) and regulations thereunder. Performance Objectives may vary among Award recipients or among Awards to the same recipient. Performance Objectives will be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

Performance Objectives for Performance Awards may be expressed in terms of (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) earnings before interest, taxes, depreciation and amortization (EBITDA), (vii) revenues, (viii) overall revenue or sales growth, (ix) expense reduction or management, (x) market share, (xi) total stockholder return, (xii) return on investment, (xiii) earnings before interest and taxes (EBIT), (xiv) net income, (xv) return on net assets, (xvi) economic value added, (xvii) stockholder value added, (xviii) cash flow return on investment, (xix) net operating profit, (xx) net operating profit after tax, (xxi) return on capital, (xxii) return on invested capital, (xxiii) cost per ton or cost per unit, (xxiv) total material moved, (xxv) tons shipped, (xxvi) tire life improvement, (xxvii) increased truck, dragline or shovel OEE, (xxviii) effective equipment utilization, (xxix) achievement of savings from business improvement projects, (xxx) capital project deliverables, (xxxi) performance against environmental targets, (xxxii) safety performance and/or incident rate, (xxxiii) coal pricing targets, (xxxiv) coal sales targets, (xxxv) human resources management targets, including medical cost reductions and time to hire, (xxxvi) achievement of warehouse and purchasing performance measurements, (xxxvii) leverage ratios, including debt to equity and debt to total capital, (xxxviii) individual performance criteria (other than for covered employees as defined in Section 162(m)) or (xxxix) any combination or derivative of the foregoing.

Performance Objectives may be in respect of the performance of the company, any of its subsidiaries, any of its divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

Any of the above Performance Objectives may be determined pre-tax or post-tax, as a ratio with other Performance Objectives, as a ratio over a period of time or on a per unit of measure, on a per-share basis (basic or diluted), and on a basis of continuing operations only. The Performance Objectives above may, but shall not be required to, be used as applied under generally accepted accounting principles, as applicable. The Compensation Committee may, at the time the Performance Objectives in respect of a Performance Award which is intended to constitute Performance-Based Compensation are established, provide for the manner in which actual performance and the Performance Objectives selected will reflect the impact of specified events or occurrences during the relevant Performance Cycle, which may mean excluding the impact of one or more events or occurrences, as specified by the Compensation Committee, for such Performance Cycle so long as such events are objectively determinable. The adjustments described in this paragraph shall only be made, in each case, to the extent that such adjustments in respect of a Performance Award which is intended to constitute Performance-Based Compensation would not cause such Performance Award to fail to qualify as Performance-Based Compensation.

Other Material LTIP Provisions

For a detailed description of the other material terms of, certain tax consequences associated with participation in and other information regarding the Amended LTIP, as amended by the First Amendment, please see “Proposal V—Approval of the First Amendment to the Amended LTIP to Increase the Number of Authorized Shares and Extend the Term,” which is incorporated in this Proposal VI by reference.

Grants to Certain Persons

Because Awards granted under the Amended LTIP are at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts that will be received by or allocated to Eligible Individuals.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR re-approval of the material terms of the Amended LTIP, as amended by the First Amendment, in accordance with the periodic re-approval requirements of Section 162(m). The management proxy holders will vote all duly submitted proxies FOR approval by our stockholders of this proposal unless duly instructed otherwise.

PROPOSAL VII

RATIFICATION OF NON-EMPLOYEE DIRECTOR MAXIMUM AWARD LIMITATIONS

Description of Proposal

In addition to the Amended LTIP approvals described above, our stockholders are being asked to ratify the non-employee director maximum award limitations set forth in Section 4.2(b) of the Amended LTIP, which became effective January 4, 2017, pursuant to the Second Amendment to the Prior Plan.  The purpose of these limitations and this Proposal VII is to establish meaningful, stockholder-approved limits on non-employee director compensation.

Description of Non-Employee Director Maximum Award Limitations

The discussion in this Proposal VII does not purport to be a complete description of all of the provisions of the Amended LTIP, as amended by the First Amendment, and is qualified in its entirety by reference to the full text of (i) the Amended LTIP, which is set forth in Appendix A to this Proxy Statement and (ii) the First Amendment, which is set forth in Appendix B to this Proxy Statement. Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Amended LTIP.

Maximum Annual Award Limitations

The Amended LTIP imposes a maximum limit on the aggregate grant date value of Options and other Awards that may be granted to each non-employee director in any calendar year under the Amended LTIP to $500,000.  For these purposes, the value of options and awards will be determined by multiplying the closing price of a share of our common stock on the date of grant by the aggregate number of shares subject to the option or other award.  The limitation would not apply, however, to any options or awards granted to a director during any period in which the individual was an employee or service provider (other than in the capacity as a director) to Cloud Peak Energy or its affiliates.

As part of our commitment to sound corporate governance practices, we believe it is important to disclose to our stockholders, and for our stockholders to approve, a maximum annual limitation on awards that may be granted to our non-employee directors after January 4, 2017 under the Amended LTIP and the Prior Plan.  We selected $500,000 as the maximum value that may be awarded to our non-employee directors each calendar year because we believe it places a meaningful limit on such awards.  While our actual non-employee director compensation in recent years has been lower than this proposed limit, we believe that setting a limitation at this level provides us with a reasonable degree of flexibility for the remainder of the plan term (or extensions thereof) to make adjustments that we may in the future deem appropriate or necessary for our non-employee director compensation program to remain competitive.

Other Material LTIP Provisions

For a detailed description of the other material terms of, certain tax consequences associated with participation in and other information regarding the Amended LTIP, as amended by the First Amendment, please see “Proposal V—Approval of the First Amendment to the Amended LTIP to Increase the Number of Authorized Shares and Extend the Term,” which is incorporated in this Proposal VII by reference.

Grants to Certain Persons

Because Awards granted under the Amended LTIP are at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts that will be received by or allocated to Eligible Individuals. For information regarding the compensation received by our non-employee directors during 2016, including awards granted under the Prior Plan, please see “Director Compensation” above.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR ratification of the non-employee director maximum award limitations set forth in the Amended LTIP. The management proxy holders will vote all duly submitted proxies

FOR approval by our stockholders of this proposal unless duly instructed otherwise.  All members of the Board are eligible for awards under the Amended LTIP and thus have a personal interest in the approval of this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding our equity compensation plans as of December 31, 2016. The number of securities reported in column (c) as available for future issuance does not include any of the additional shares that stockholders are being asked to approve at the 2017 Annual Meeting. See “Proposal V—Approval of the First Amendment to the Amended LTIP to Increase the Number of Authorized Shares and Extend the Term.”

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted —average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,688,782	$16.73	1,992,521	*
Equity compensation plans not approved by security holders	—	—	—
Total	5,688,782	$16.73	1,992,521	*

*                 Includes 1,956,136 shares under the LTIP and 36,385 shares under our Employee Stock Purchase Plan (which has been suspended).  Shares available for issuance under the LTIP may be issued pursuant to restricted stock, restricted stock units, options, stock appreciation rights, dividend equivalent rights, performance awards, and share awards.

OTHER BUSINESS

The Board is not aware of any matter to be presented for action at the 2017 Annual Meeting other than the seven company proposals set forth in this Proxy Statement. Should any other matter requiring a vote of stockholders properly arise, the management proxies confer upon the management proxy holders discretionary authority to vote the same in accordance with their best judgment in the interest of the company.

PROPOSALS FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

Proposals for Inclusion in Our Proxy Statement

Under the rules of the SEC, stockholder proposals that are being submitted for inclusion in our proxy statement relating to our 2018 annual meeting of stockholders must be received no later than November 27, 2017 at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: General Counsel. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act, and our Bylaws.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)

Our Bylaws permit a stockholder (or an unlimited group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years and has complied with the other requirements set forth in our Bylaws, to submit director nominees (which shall not exceed 25% of the Board) for inclusion in our proxy statement along with the candidates nominated by the Board if the stockholder(s) and the nominee(s) satisfy the requirements set forth in our Bylaws. Notice of director nominees submitted under these Bylaw provisions must be received at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary, no earlier than the close of business 150 days, nor later than 120 days prior to the anniversary of the date our company issued our proxy statement for the previous year’s annual meeting. Based upon the anniversary date of our company’s issuance of the Proxy Statement for the 2017 Annual Meeting, a stockholder or stockholders must send advance written notice of such nominations such that the notice is received by us not earlier than the close of business on October 28, 2017 and no later than the close of business on November 27, 2017. Notice must include all information required by our Bylaws.

Proposals Not for Inclusion in Our Proxy Statement

Our Bylaws require advance written notice from any stockholder seeking to present any business or proposal, not for inclusion in next year’s proxy statement, but directly at the 2018 annual meeting of stockholders, including nominations of persons for election to our Board. Notice of such proposals must be received at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary, not earlier than the close of business 120 days, nor later than the close of business 90 days prior to the anniversary of the immediately preceding annual meeting. Based upon the anniversary date of the 2017 Annual Meeting as currently scheduled, a stockholder must send advance written notice of such nominations or other business or proposals such that the notice is received by us not earlier than the close of business on January 10, 2018 and no later than the close of business on February 9, 2018. In the event the annual meeting is convened on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, such notice must be received not earlier than the close of business 120 days prior to such annual meeting nor later than the close of business on the later of 90 days prior to such annual meeting or the 10th day following the day on which public disclosure of the date of the annual meeting was first made by the company. Such proposals when submitted must be in full compliance with applicable law and our Bylaws.

DIRECTIONS TO ANNUAL MEETING LOCATION

Gillette College Technical Center
3251 South 4-J Road
Gillette, Wyoming 82718

Nearest Airport: Gillette-Campbell County Airport—GCC

Go south on Airport Road. Turn left to stay on Airport Road. Turn right onto US 14-16 / WY-59 towards Gillette. Turn right onto South Burma Avenue. Turn left onto Westover Country Road. Turn right onto South 4-J Road and drive south approximately 1.2 miles.

Appendix A

Cloud Peak Energy Inc.
Amended and Restated 2009 Long Term Incentive Plan
(As Amended and Restated March 3, 2017)

1.                                      Purpose.

The purpose of the Plan is to strengthen Cloud Peak Energy Inc., a Delaware corporation (the “Company”), by providing an incentive to its and its Subsidiaries’ (as defined herein) employees, officers, consultants and directors, thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise.  It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added incentive for high levels of performance and unusual efforts through the grant of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards, and Share Awards (as each term is herein defined).

2.                                      Definitions.

For purposes of the Plan:

2.1                               “Agreement” means a written or electronic agreement between the Company and a Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.2                               “Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

2.3                               “Beneficiary” means an individual designated as a Beneficiary pursuant to Section 19.4.

2.4                               “Board” means the Board of Directors of the Company.

2.5                               “Cause” means (i) if the Grantee is at the time of termination a party to an employment agreement with the Company or any Subsidiary of the Company, the meaning set forth therein, or (ii) in all other cases, (1) any indictment for, conviction of, or plea of guilty or nolo contendere to (x) any felony (except for vehicular-related felonies, other than a felony DUI, manslaughter or homicide) or (y) any crime (whether or not a felony) involving dishonesty, fraud, or breach of fiduciary duty; (2) willful misconduct or gross negligence by the Grantee in connection with the performance of services to the Company or any Subsidiary; (3) any breach of the Company’s written policies other than an inadvertent breach that is promptly remedied by the Grantee; (4) ongoing failure or refusal after written notice, other than by reason of Disability or ill health, to faithfully and diligently perform the usual and customary duties of his employment; (5) failure or refusal after written notice to comply with the reasonable written policies, standards and regulations of the Company which, from time to time, may be established and disseminated; or (6) a material breach by the Grantee of any terms related to his employment or service to the Company or any Subsidiary in any applicable agreement.

2.6                               “Change in Capitalization” means any increase or reduction in the number of Shares, any change (including, but not limited to, in the case of a spin-off, extraordinary dividend or other extraordinary distribution in respect of Shares, a change in value) in the Shares or any exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.7                               “Change in Control” means the occurrence of any of the following:

(a)                                 An acquisition (other than directly from the Company) of any common stock, par value $0.01 per share, of the Company (“Common Stock”) or other voting securities of the Company by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (i) the then outstanding Common Stock or (ii) the combined voting power of the Company’s then outstanding voting securities entitled to vote for the election of directors (the “Voting Securities”); provided, however, that, in determining whether a Change in Control has occurred, Common Stock or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or Cloud Peak Energy Resources LLC or (B) any Related Entity (as hereinafter defined) of the Company or Cloud Peak Energy Resources LLC, (ii) the Company or any of its Related Entities or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined).  A “Related Entity” of any Person or corporation shall mean any other corporation or other Person, a majority of the voting power, voting equity securities or equity interests of which is owned, directly or indirectly, by such Person or corporation.

(b)                                 The individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as defined below), the board of directors of (i) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then-outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”) or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; and provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c)                                  The consummation of:

(i)                                     A merger, consolidation or reorganization with or into the Company, or a direct or indirect subsidiary of the Company, or any other similar transaction in which securities of the Company are issued (a “Merger”), unless the Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger if:

(A)                               the stockholders of the Company immediately before such Merger own, directly or indirectly, including through one or more subsidiaries or entities, immediately following the Merger at least fifty percent (50%) of the outstanding common stock and the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(B)                               the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(C)                               no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity of the Company, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company, Cloud Peak Energy Resources LLC or any of their respective Related Entities, or (4) any Person who, immediately prior to the Merger, had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Common Stock or Voting Securities, has Beneficial Ownership, directly or indirectly, of thirty percent (30%) or more of the outstanding common stock or the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by a Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(ii)                                  A complete liquidation or dissolution of the Company; or

(iii)                               The sale or other disposition of all or substantially all of the assets of the Company to any Person (unless such sale or disposition is (A) to a Related Entity of the Company (B) to any subsidiary of the Company or (C) under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock or Voting Securities thereby increasing the percentage of the then outstanding Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur unless the Subject Person is a Related Entity of the Company.

Further, notwithstanding the foregoing, for purposes of any Option or Award that provides for a deferral of compensation under Section 409A of the Code, to the extent the impact of a Change in Control on such an Option or Award would subject a Grantee to additional taxes under Section 409A of the Code, a Change in Control for purposes of such Option or Award will mean a Change in Control that is also a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Section 409A of the Code and the guidance and regulations promulgated thereunder.

2.8                               “Code” means the Internal Revenue Code of 1986, as amended.

2.9                               “Committee” means the Committee which administers the Plan as provided in Section 3.

2.10                        “Company” means Cloud Peak Energy Inc., a Delaware corporation.

2.11                        “Director” means a member of the Board.

2.12                        “Disability” occurs when the Grantee is entitled to receive payments under the Company’s long-term disability insurance plan, if one is in effect at the time.  If there is no long term disability insurance plan in effect, then Disability shall occur when the Grantee is unable to perform his duties hereunder as a result of illness or mental or physical injury for a period of at least 180 days.

2.13                        “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.14                        “Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares.

2.15                        “Effective Date” means the date of approval of the Plan by the Company’s shareholders pursuant to Section 19.5.

2.16                        “Eligible Individual” means any of the following individuals:  (a) any Director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, and (c) any consultant or advisor of the Company or a Subsidiary.

2.17                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18                        “Fair Market Value” on any date means:

(a)                                 if the Shares are listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the Shares on such date on the New York Stock Exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;

(b)                                 if the Shares are not listed for trading on the New York Stock Exchange, but are listed on another national securities exchange, the closing price at the close of the primary trading session of the Shares on such date on such exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;

(c)                                  if the Shares are not listed for trading on a national securities exchange or are not authorized for quotation on NYSE, the fair market value of the Shares as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Code.

2.19                        “Full Value Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Performance Award, a Share Award or any or all of them.

2.20                        “Grantee” means a person to whom an Award or Option has been granted under the Plan.

2.21                        “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.22                        “Nonemployee Director” means a Director who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.23                        “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.24                        “Option” means a Nonqualified Stock Option and/or an Incentive Stock Option.

2.25                        “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.26                        “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.27                        “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.

2.28                        “Performance-Based Compensation” means any Option or Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.29                        “Performance-Based Restricted Stock” means Shares issued or transferred to an Eligible Individual under Section 9.2.

2.30                        “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.31                        “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining the degree of payout and/or vesting of Performance Awards.

2.32                        “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1.

2.33                        “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1.

2.34                        “Plan” means this 2009 Cloud Peak Energy Inc. Long Term Incentive Plan, as amended from time to time.

2.35                        “Restatement Effective Date” means March 3, 2017.

2.36                        “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.37                        “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

2.38                        “Share Award” means an Award of Shares granted pursuant to Section 10.

2.39                        “Shares” means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

2.40                        “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 hereof.

2.41                        “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (b) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least 20% or more of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted under Section 409A of the Code.

2.42                        “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

2.43                        “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof.

3.                                      Administration.

3.1                               Committees Procedure.  The Plan shall be administered by a Committee which, initially, shall be the Board, and then, upon the appointment by the Board, the Compensation Committee of the Board unless the Board appoints a different Committee in its sole discretion.  The Committee may adopt such rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan.  The Committee shall consist of at least two (2) Directors and may consist of the entire Board;

provided, however, that (a) if the Committee consists of less than the entire Board, then, with respect to any Option or Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two Directors, each of whom shall be a Non-Employee Director, and (b) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two Directors, each of whom shall be an Outside Director.  For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

3.2                               Board Reservation and Delegation.  Except to the extent necessary for any Award or Option intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder and may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards or Options to Eligible Individuals who are not subject to Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised.  Such other committee may consist of one or more Directors who may, but need not be officers or employees of the Company.  To the extent the Board has reserved to itself, or exercised the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board.

3.3                               Committee Powers.  Subject to the express terms and conditions set forth herein, and the terms of any applicable Agreements, the Committee shall have the power from time to time to:

(a)                                 select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b)                                 select those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number of Shares or amount of cash in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

(c)                                  construe and interpret the Plan and the Options and Awards granted hereunder and establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective;

(d)                                 determine the duration and purposes for leaves of absence which may be granted to a Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e)                                  accelerate the exercisability or vesting of any Option or Award;

(f)                                   cancel, with the consent of the Grantee, outstanding Awards and Options;

(g)                                  exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(h)                                 generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Committee in the exercise of the above powers shall be final, binding and conclusive upon the Company, its Subsidiaries, the Grantees and all other persons having any interest therein.

3.4                               Notwithstanding anything herein to the contrary, with respect to Grantees working outside the United States, the Committee may determine the terms and conditions of Options and Awards and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.

3.5                               Indemnification.  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder.  The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

3.6                               No Repricing of Options or Stock Appreciation Rights.  The Committee shall have no authority to make any adjustment (other than in connection with a change in capitalization or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation and exchange for cash or replacement grants, or other means, unless the Company’s shareholders shall have approved such adjustment or amendment.

3.7                               Minimum Vesting Requirements.  Notwithstanding any provision of the Plan to the contrary, on and after the Restatement Effective Date, the Committee shall not award more than 5% of the aggregate number of Shares that remain available as of the Restatement Effective Date plus any Shares that become available in the future pursuant to Awards that could vest in less than 12 months of the date of grant, subject, in each case, to the Committee’s authority under the Plan to vest Awards earlier, as the Committee deems appropriate, upon the occurrence of a Change in Control, in the event of a Participant’s termination of employment or service or otherwise as permitted by Section 3.3(e) hereof.

4.                                      Stock Subject to the Plan; Grant Limitations.

4.1                               Aggregate Number of Shares Authorized for Issuance.  Subject to any adjustment as provided in the Plan, the Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares.  The aggregate number of Shares that may be made the subject of Awards or Options granted under the Plan shall not exceed 7,100,000 shares, no more than 2,000,000 of which may be granted as Incentive Stock Options.

4.2                               Individual Limit.

(a)                                 The number of Shares that may be the subject of Options and Stock Appreciation Rights granted to an Eligible Individual in any calendar year may not exceed 1,500,000.  The number of Shares that may be the subject of Performance Share Units or Performance-Based Restricted Stock granted to an Eligible Individual in any calendar year may not exceed 2,000,000 (determined with respect to the number of Shares denominated in the relevant award agreements, without regard to the percentage of such Shares that may become payable based on the level of Performance Objective attained).  The dollar amount of cash that may be the subject of Performance Units granted to an Eligible Individual in any calendar year may not exceed $6,000,000 (determined with respect to the dollar amount denominated in the relevant award agreements, without regard to the percentage of such dollar amount that may become payable based on the level of Performance Objective attained).

(b)                                 Notwithstanding the foregoing, the aggregate grant date value of all Awards and Options granted to an Eligible Individual who is a non-employee Director in any calendar year may not exceed $500,000 (determined by multiplying the Fair Market Value of a Share on the date of grant by the aggregate number of Shares subject to such Award or Option); provided, that, the limits set forth in this Section 4.2(b) shall be without regard to grants of Awards or Options, if any, made to a non-employee Director during any period in which such individual was an employee of the Company or of any of its Affiliates or was otherwise providing services to the Company or to any of its Affiliates other than in the capacity as a Director of the Company.

4.3                               Calculating Shares Available.

(a)                                 Upon the granting of an Award or an Option, the number of Shares available under this Section 4 for the granting of further Awards and Options shall be reduced as follows:

(i)                                     In connection with the granting of an Option, Stock Appreciation Right (other than a Stock Appreciation Right Related to an Option), Restricted Stock Unit, Share Award or Award of Restricted Stock, Performance-Based Restricted Stock or Performance Share Units, the number of Shares available under this Section 4 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(ii)                                  In connection with the granting of a Performance Unit, the number of Shares available under this Section 4 for the granting of further Options and Awards initially shall be reduced by the Share Equivalent number of Performance Units granted, with a corresponding adjustment if the Performance Unit is ultimately settled in whole or in part with a different number of Shares.  For purposes of this Section 4, the “Share Equivalent” number of Performance Units shall be equal to the quotient of (i) the aggregate dollar amount in which the Performance Units are denominated, divided by (ii) the Fair Market Value of a Share on the date of grant.

(iii)                               In connection with the granting of a Dividend Equivalent Right, the number of Shares available under this Section 4 shall not be reduced; provided, however, that if Shares are issued in settlement of a Dividend Equivalent Right, the number of Shares available for the granting of further Options and Awards under this Section 4 shall be reduced by the number of Shares so issued.

(b)                                 Notwithstanding Section 4.3(a), in the event that an Award is granted that, pursuant to the terms of the Agreement, cannot be settled in Shares, the aggregate number of Shares that may be made the subject of Awards or Options granted under the Plan shall not be reduced.  Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the number of Shares available under this Section 4 shall be increased by the number of Shares previously allocable under Section 4.3(a) to the expired, canceled, settled or otherwise terminated portion of the Option or Award.

(c)                                  Notwithstanding anything in this Section 4.3 to the contrary, the following Shares shall not become available again for issuance under the Plan (i) Shares withheld or tendered as full or partial payment of the Option Price, (ii) Shares withheld or tendered as settlement of tax withholding obligations, (iii) any Shares repurchased by the Company with the proceeds from the exercise of an Option, and (iv) the excess of the number of Shares subject to a Stock Appreciation Right over the number of Shares issued as a result of exercise of such Stock Appreciation Right.

(d)                                 Where two or more Awards are granted with respect to the same Shares, such Shares shall be taken into account only once for purposes of this Section 4.3.  Furthermore, the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award or Option.

5.                                      Stock Options.

5.1                               Authority of Committee.  Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to any such Eligible Individual shall be set forth in an Agreement.  Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary on the date the Incentive Stock Option is granted.

5.2                               Exercise Price.  The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

5.3                               Maximum Duration.  Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Grantee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Grantee’s death, even if such period extends beyond ten (10) years from the date the Option is granted.  The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4                               Vesting.  The Committee shall determine the time or times at which an Option shall become vested and exercisable; provided, however, that subject to the exceptions set forth in Section 3.7, Options granted to Eligible Individuals shall become vested and exercisable no earlier than 12 months after the date of grant.  Unless otherwise determined by the Committee and set forth in an Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.  Except to the extent otherwise provided in this Section 5.4, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5                               Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Grantee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options.  In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.6                               Transferability.  No Option shall be transferrable by the Grantee other than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of the Grantee or his or her guardian or legal representative.

5.7                               Method of Exercise.  The exercise of an Option shall be made only by giving written notice delivered in person or by mail to the person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted.  The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms:  (a) cash or its equivalent (e.g., a check) or (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Grantee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee and in accordance with applicable law, or (d) if permitted by the Committee, payment of the exercise price pursuant to a non-broker assisted “cashless exercise” procedure.  In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee.  Any Shares withheld or transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the last business day preceding the date of exercise of such Option.  If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Option to the Company, which shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.  No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

5.8                               Rights of Grantees.  No Grantee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Grantee, a securities broker acting on behalf of the Grantee or such other nominee of the Grantee, and (c) the Grantee’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company.  Thereupon, the Grantee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

5.9                               Effect of Change in Control.  The effect of a Change in Control on an Option, if any, may be set forth in the applicable Agreement; provided, however, that with respect to any Option granted on or after the Restatement Effective Date, no such Option may become vested or exercisable in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of Grantee’s employment or services with the Company, any of its Subsidiaries, or the surviving or successor entity that occurs within the two (2) year period following the Change in Control, or (b) if such acceleration occurs with respect to an Option that is not assumed, replaced, or converted by the surviving entity in any such Change in Control.

6.                                      Stock Appreciation Rights.

6.1                               Grant.  The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement; provided, however, that subject to the exceptions set forth in Section 3.7, Stock Appreciation Rights granted to Eligible Individuals shall become vested and exercisable no earlier than 12 months after the date of grant.  A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

6.2                               Stock Appreciation Right Related to an Option.  If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

(a)                                 Exercise; Transferability.  A Stock Appreciation Right granted in connection with an Option (i) shall be exercisable at such time or times and only to the extent that the related Option is exercisable, (ii) shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the Agreement evidencing the related Option and (iii) shall not be transferable except to the extent the related Option is transferable.

(b)                                 Amount Payable.  Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)                                  Treatment of Related Options and Stock Appreciation Rights Upon Exercise.  Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

6.3                               Stock Appreciation Right Unrelated to an Option.  A Stock Appreciation Right unrelated to an Option shall cover such number of Shares as the Committee shall determine.

(a)                                 Terms; Duration.  Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided that unless the Committee provides otherwise a Stock Appreciation Right may, upon the death of the Grantee prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted.

(b)                                 Amount Payable.  Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)                                  Transferability.  No Stock Appreciation Right shall be transferrable by the Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and a Stock Appreciation Right shall be exercisable during the lifetime of the Grantee or his or her guardian or legal representative.

6.4                               Method of Exercise.  Stock Appreciation Rights shall be exercised by a Grantee only by giving written notice delivered in person or by mail to the person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised.  If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Company, which shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

6.5                               Form of Payment.  Payment of the amount determined under Section 6.2(b) or 6.3(b) may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the last business day preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares.  If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

6.6                               Effect of Change in Control.  The effect of a Change in Control on a Stock Appreciation Right may be set forth in the applicable Agreement; provided, however, that with respect to any Stock Appreciation Right granted on or after the Restatement Effective Date, no such Award may become vested or exercisable in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of Grantee’s employment or services with the Company, any of its Subsidiaries, or the surviving or successor entity that occurs within the two (2) year period following the Change in Control, or (b) if such acceleration occurs with respect to a Stock Appreciation Right that is not assumed, replaced, or converted by the surviving entity in any such Change in Control.

7.                                      Dividend Equivalent Rights.

The Committee is authorized to grant Dividend Equivalent Rights to an Eligible Individual, entitling any such Eligible Individual to receive cash, Shares, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of Shares.  Dividend Equivalent Rights may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalent Rights shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  Notwithstanding the foregoing, with respect to Dividend Equivalent Rights granted on or after the Restatement Effective Date in connection with another Award, such Dividend Equivalent Rights shall be subject to the same restrictions and a risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

8.                                      Restricted Stock; Restricted Stock Units.

8.1                               Restricted Stock.  The Committee may grant to Eligible Individuals Awards of Restricted Stock, which shall be evidenced by an Agreement.  Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates.  Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a)                                 Rights of Grantee.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares.  At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee.  Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b)                                 Non-transferability.  Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.1(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c)                                  Lapse of Restrictions.

(i)                                     Generally.  Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that subject to the exceptions set forth in Section 3.7, restrictions upon Shares of Restricted Stock shall lapse no earlier than 12 months after the date of grant.  The Agreement evidencing the Award shall set forth any such restrictions.

(ii)                                  Effect of Change in Control.  The effect of a Change in Control on an Award of Shares of Restricted Stock, if any, shall be set forth in the applicable Agreement; provided, however, that with respect to any Restricted Stock award granted on or after the Restatement Effective Date, no such Award may become vested in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of Grantee’s employment or services with the Company, any of its Subsidiaries, or the surviving or successor entity that occurs within the two (2) year period following the Change in Control, or (b) if such acceleration occurs with respect to an Award that is not assumed, replaced, or converted by the surviving entity in any such Change in Control.

(d)                                 Treatment of Dividends.  As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Grantee to elect, or may require, that any cash dividends paid on Shares of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock.  Notwithstanding the foregoing, dividends with respect to any Restricted Stock Award (including Shares distributed in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend) shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend has been distributed and shall not be payable unless and until the applicable Restricted Stock vests.

(e)                                  Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Grantee with respect to such Shares of Restricted Stock, free of all restrictions hereunder.

8.2                               Restricted Stock Unit Awards.  The Committee may grant to Eligible Individuals Awards of Restricted Stock Units, which shall be evidenced by an Agreement.  Each such Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine; provided, however, that subject to the exceptions set forth in Section 3.7, any restrictions on Restricted Stock Unit Awards shall lapse no earlier than 12 months after the date of grant.  Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a)                                 Payment of Awards.  Each Restricted Stock Unit shall represent the right of the Grantee to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Committee at the time the Restricted Stock Unit was granted.  The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit.  The Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Grantee has become entitled.

(b)                                 Transferability.  The Grantee shall not sell, transfer, assign exchange, pledge, encumber or otherwise dispose of an Award of Restricted Stock Units or any portion thereof.

(c)                                  Effect of Change in Control.  The effect of a Change in Control on an Award of Restricted Stock Units, if any, shall be set forth in the applicable Agreement; provided, however, that with respect to any Restricted Stock Unit granted on or after the Restatement Effective Date, no such Award may become vested in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of Grantee’s employment or services with the Company, any of its Subsidiaries, or the surviving or successor entity that occurs within the two (2) year period following the Change in Control, or (b) if such acceleration occurs with respect to an Award that is not assumed, replaced, or converted by the surviving entity in any such Change in Control.

9.                                      Performance Awards.

9.1                               Performance Units and Performance Share Units.  The Committee, in its discretion, may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement.

(a)                                 Performance Units.  Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage of the specified dollar amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.  Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(b)                                 Performance Share Units.  Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, each Performance Share Unit represents the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.  Each Agreement shall specify the number of Performance Share Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(c)                                  Vesting and Forfeiture.  Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Share Units and Performance Units to the extent that the Performance Objectives for the Performance Cycle and other terms and conditions set forth in the Agreement are satisfied; provided, however, that subject to the exceptions set forth in Section 3.7, no Performance Cycle for Performance Share Units shall be less than 12 months after the date of grant.

(d)                                 Payment of Awards.  Subject to Sections 9.3(c) and 9.4, payment to Grantees in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine, but in no event later than 2½ months after the end of the calendar year in which the Performance Cycle is completed.  Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment;  provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2                               Performance-Based Restricted Stock.  The Committee, in its discretion, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement.  Each Agreement may require that an appropriate legend be placed on Share certificates.  Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

(a)                                 Rights of Grantee.  Performance-Based Restricted Stock shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based

Restricted Stock shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock.  At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee.  Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.  Each Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives which must be satisfied in order for the Performance-Based Restricted Stock to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(b)                                 Lapse of Restrictions.  Subject to Sections 9.3(c) and 9.4, restrictions upon Performance-Based Restricted Stock awarded hereunder shall lapse and such Performance-Based Restricted Stock shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted; provided, however, that subject to the exceptions set forth in Section 3.7, no Performance Cycle for Performance-Based Restricted Stock shall be less than 12 months after the date of grant.

(c)                                  Treatment of Dividends.  As a condition to the grant of an Award of Performance-Based Restricted Stock, the Committee may allow a Grantee to elect, or may require, that any cash dividends paid on Shares of Performance-Based Restricted Stock be automatically reinvested in additional Shares of Performance-Based Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award of Performance-Based Restricted Stock.  Notwithstanding the foregoing, dividends with respect to any Award of Performance-Based Restricted Stock (including Shares distributed in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend) shall be subject to restrictions and a risk of forfeiture to the same extent as the Performance-Based Restricted Stock with respect to which such dividend has been distributed and shall not be payable unless and until the applicable Performance-Based Restricted Stock vests.

(d)                                 Delivery of Shares.  Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9.3                               Performance Objectives

(a)                                 Establishment.  Performance Objectives for Performance Awards may be expressed in terms of (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) earnings before interest, taxes, depreciation and amortization (EBITDA), (vii) revenues, (viii) overall revenue or sales growth, (ix) expense reduction or management, (x) market share, (xi) total shareholder return, (xii) return on investment, (xiii) earnings before interest and taxes (EBIT), (xiv) net income, (xv) return on net assets, (xvi) economic value added, (xvii) shareholder value added, (xviii) cash flow return on investment, (xix) net operating profit, (xx) net operating profit after tax, (xxi) return on capital, (xxii) return on invested capital, (xxiii) cost per ton or cost per unit, (xxiv) total material moved, (xxv) tons shipped, (xxvi) tire life improvement, (xxvii) increased truck, dragline or shovel OEE, (xxviii) effective equipment utilization, (xxix) achievement of savings from business improvement projects, (xxx) capital project deliverables, (xxxi) performance against environmental targets, (xxxii) safety performance and/or incident rate, (xxxiii) coal pricing targets, (xxxiv) coal sales targets, (xxxv) human resources management targets, including medical cost reductions and time to hire, (xxxvi) achievement of warehouse and purchasing performance measurements, (xxxvii) leverage ratios, including debt to equity and debt to total capital, (xxxviii) individual performance criteria (other than for covered employees as defined in Section 162(m) of the Code) or (xxxix) any combination or derivative of the foregoing.  Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof.  Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.  In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

(b)                                 Effect of Certain Events.  Any of the above Performance Objectives may be determined pre-tax or post-tax, as a ratio with other Performance Objectives, as a ratio over a period of time or on a per unit of measure, on a per-share basis (basic or diluted), and on a basis of continuing operations only. The Performance Objectives above may, but shall not be required to, be used as applied under generally accepted accounting principles, as applicable. The Committee may, at the time the Performance Objectives in respect of a Performance Award which is intended to constitute Performance-Based Compensation are established, provide for the manner in which actual performance and the Performance Objectives selected will reflect the impact of specified events or occurrences during the relevant Performance Cycle, which may mean excluding the impact of one or more events or occurrences, as specified by the Committee, for such Performance Cycle so long as such events are objectively determinable. The adjustments described in this paragraph shall only be made, in each case, to the extent that such adjustments in respect of a Performance Award which is intended to constitute Performance-Based Compensation would not cause such Performance Award to fail to qualify as Performance-Based Compensation.

(c)                                  Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation.  In respect of any Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Shares issued that become vested or on which restrictions lapse (and in the case of any such Award that is not intended to qualify as Performance-Based Compensation, the Committee may also, in its discretion, increase such amounts or numbers).  The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

9.4                               Effect of Change in Control.  The effect of a Change in Control on a Performance Award, if any, shall be set forth in the applicable Agreement; provided, however, that with respect to any Performance Award granted on or after the Restatement Effective Date, no such Award may become vested in full automatically upon a Change in Control, except (a) if such acceleration is also contingent upon a termination of Grantee’s employment or services with the Company, any of its Subsidiaries, or the surviving or successor entity that occurs within the two (2) year period following the Change in Control, or (b) if such acceleration occurs with respect to an Award that is not assumed, replaced, or converted by the surviving entity in any such Change in Control.  In the case of clause (b), acceleration shall assume attainment of the applicable Performance Objectives at the higher of (i) the “target” level (prorated based upon the length of time within the Performance Cycle that has elapsed prior to the Change in Control) or (ii) actual achievement as of the date of such Change in Control.

9.5                               Non-transferability.  Until the vesting of Performance Units and Performance Share Units or the lapsing of any restrictions on Performance-Based Restricted Stock, as the case may be, such Performance Units, Performance Share Units or Performance-Based Restricted Stock shall not be sold, assigned, exchanged, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

9.6                               Shareholder Approval.  Any Option or Award granted under the Plan which is intended to be Performance-Based Compensation, shall be subject to the approval of the material terms of the Plan by the stockholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

10.                               Share Awards.

The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion.  Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.  The Grantee shall not sell, transfer, assign exchange, pledge, encumber or otherwise dispose of a Share Award or any portion thereof; provided, however, that the foregoing restriction shall not apply to the underlying Shares once all restrictions and conditions included in the Share Award (if any) have been satisfied in full.

11.                               Effect of a Termination of Employment.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon (a) a termination or change in the status of the employment of the Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), or (b) in the case of a Director, the cessation of the Director’s service on the Board, which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

12.                               Adjustment Upon Changes in Capitalization.

12.1                        In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (b) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (c) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any calendar year, (d) the number and class of Shares or other stock or securities, cash or other property which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefore, if applicable and (e) the Performance Objectives.

12.2                        Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, (b) subject to outstanding Awards that are subject to Section 409A of the Code shall be made only to the extent permitted by Section 409A of the Code or (c) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

12.3                        If, by reason of a Change in Capitalization, a Grantee shall be entitled to, or shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

13.                               Effect of Certain Transactions.

Subject to the terms of an Agreement, following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 13 in connection with a Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation Rights have been given a period of at least fifteen (15) days prior to the date of the consummation of the Transaction to exercise the Options or Stock Appreciation Rights (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each Share covered by the Option or Stock Appreciation Right being cancelled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the exercise price of the Option or Stock Appreciation Right.  For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefor.  The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 12.

14.                               Interpretation.

14.1                        Section 16 Compliance.  The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith.  Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14.2                        Section 162(m).  Unless otherwise determined by the Committee, if any provision of the Plan or any Agreement relating to an Option or Award that is intended to be Performance-Based Compensation does not comply or is inconsistent with Section 162(m) of the Code or the regulations promulgated thereunder (including IRS Regulation § 1.162-27), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable in connection with any such Option or Award upon the attainment of the Performance Objective.  Notwithstanding anything to the contrary herein, the Committee shall have the sole discretion to determine whether an Award or Option is intended to be Performance-Based Compensation and may make this determination at any time, whether in connection with the grant of any Option or Award, with any subsequent amendment of a previously granted Option or Award, or in any other manner in the Committee’s discretion.

14.3                        Compliance With Section 409A.  All Options and Awards granted under the Plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder.  Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Option or Award granted hereunder in any manner, or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Option or Award) to cause the Plan or any Option or Award granted hereunder to comply with Section 409A and any guidance issued thereunder or to not be subject to Section 409A.  Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan. To the extent required by Section 409A of the Code, if a Grantee is a “specified employee” as defined in Section 409A of the Code and would be eligible to receive an Option and/or Award that is subject to Section 409A of the Code, such Grantee will not be entitled to such Option and/or Award upon a termination of his or her employment until the earlier of (i) the expiration of the six (6)-month period measured from the date of such Grantee’s “separation from service” (within the meaning of Section 409A of the Code) or (ii) the date of such Grantee’s death. Upon the expiration of any applicable 409A deferral period, all payments and benefits deferred pursuant to this Section 14.3 will be paid or reimbursed to such Grantee in a lump sum as soon as practicable, but in no event later than thirty (30) days following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

15.                               Termination and Amendment of the Plan or Modification of Options and Awards.

15.1                        Plan Amendment or Termination.  The Board may at any time terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a)                                 no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Grantee, nor shall any amendment, modification, suspension or termination deprive any Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(b)                                 to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation or exchange requirement.

15.2                        Modification of Options and Awards.  No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Grantee.

16.                               Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.                               Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)                                 give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b)                                 give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)                                  limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(d)                                 (d) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

18.                               Regulations and Other Approvals; Governing Law.

18.1                        Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

18.2                        The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.3                        The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

18.4                        Each grant of an Option and Award and the issuance of Shares or other settlement of the Option or Award is subject to the compliance with all applicable federal, state or foreign law.  Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be or shall be deemed to be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee.  Any person exercising an Option or receiving Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

18.5                        Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder.  The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder.  The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

19.                               Miscellaneous.

19.1                        Multiple Agreements.  The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time.  The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or subject to Section 3.6, in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

19.2                    Withholding of Taxes.

(a)                                 The Company or any Subsidiary may withhold from any payment of cash or Shares to a Grantee or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or shall take any other action as it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant or exercise of any Award under the Plan.  The Company or any Subsidiary shall have the right to require the payment of any such taxes and require that any person furnish information deemed necessary by the Company or any Subsidiary to meet any tax reporting obligation as a condition to exercise or before making any payment pursuant to an Award or Option.  If specified in an Agreement at the time of grant or otherwise approved by the Committee, a Grantee may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Option or Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her, or (iii) surrender Shares owned by the Grantee prior to the exercise, vesting or other settlement of an Option or Award, in each case having an aggregate Fair Market Value equal to the withholding taxes.

(b)                                 If a Grantee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Grantee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Grantee pursuant to such exercise, the Grantee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

19.3                        Plan Unfunded.  The Plan shall be unfunded.  Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award or Option granted under the Plan.

19.4                        Beneficiary Designation.  Each Grantee may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid in case of the Grantee’s death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

19.5                        Effective Date/Term.  The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months after the adoption of the Plan by the Board (the “Effective Date”).  The Plan shall terminate on the Termination Date.  No Option or Award shall be granted after the Termination Date.  The applicable terms of the Plan, and any terms and conditions applicable to Options and Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Options and Awards.

Appendix B

First Amendment to the
Cloud Peak Energy Inc.
Amended and Restated 2009 Long Term Incentive Plan
(As Amended and Restated March 3, 2017)

THIS FIRST AMENDMENT (the “Amendment”), dated as of May 10, 2017, to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan, as amended and restated effective March 3, 2017 (the “Plan”), as approved by the Board of Directors (the “Board”) of Cloud Peak Energy Inc. (the “Company”), is hereby adopted by the Company.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan;

WHEREAS, subject to certain limitations, Section 15.1 of the Plan gives the Board the authority to amend the Plan;

WHEREAS, the Board, based upon the recommendation of the Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 3.1 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company and its subsidiaries, subject to the approval of the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders, (1) to amend the Plan to increase the number of shares of common stock of the Company available under the Plan by an additional 1,400,000 shares from 7,100,000 shares to 8,500,000 shares and (2) to extend the term of the Plan; and

WHEREAS, the Company desires to make the amendment to the Plan described above.

NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:

1.              Section 2.43 is amended in its entirety as follows:

“Termination Date” means the tenth anniversary of the Company’s 2017 Annual Meeting of Stockholders on May 10, 2017.

2.              The second sentence of Section 4.1 is amended as follows:

“The aggregate number of Shares that may be made the subject of Awards or Options granted under the Plan shall not exceed, since its original inception, 8,500,000 shares (which aggregate maximum number of shares shall be comprised of the 7,100,000 shares previously available and an additional 1,400,000 shares that become available as of May 10, 2017), no more than 2,000,000 of which may be granted as Incentive Stock Options.”

* * *

Except as expressly amended herein, the Plan remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Plan, to be effective as of May 10, 2017.

CLOUD PEAK ENERGY INC.

By:
Name:
Title:

B-1

CLOUD PEAK ENERGY INC. 505 SOUTH GILLETTE AVENUE GILLETTE, WYOMING 82716 SUBMIT YOUR PROXY BY INTERNET – www.proxyvote.com Use the Internet to transmit your voting instructions until 11:59 P.M. Eastern Time on May 9, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on May 9, 2017. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E20705-P90070 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CLOUD PEAK ENERGY INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors For Against Abstain a. William T. Fox III b. Robert Skaggs The Board of Directors recommends you vote FOR proposals 2, 3, 5, 6 and 7, and select CHOICE 1-EVERY YEAR for proposal 4. For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2017 fiscal year. 5. To approve the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Amended LTIP”) to increase the number of shares authorized for issuance thereunder and extend the term. 3. To approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission. 6. To re-approve the material terms of the Amended LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code. 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the company’s named executive officers to occur: - Choice 1 - Every Year - Choice 2 - Every Two Years - Choice 3 - Every Three Years Choice 1 – Every Year Choice 2 – Every Two Years 7. To ratify the non-employee director maximum award limitations set forth in the Amended LTIP. Choice 3 – Every Three Years Abstain Other, if Applicable: 8. In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. For address changes/comments, mark here (see reverse for instructions) Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASEblacSIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting: The Annual Report on Form 10-K and the Notice and Proxy Statement are available at www.proxyvote.com E20706-P90070 CLOUD PEAK ENERGY INC. 2017 Annual Meeting of Stockholders Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718 May 10, 2017 9:00 AM MT This proxy is solicited by the Board of Directors The undersigned stockholder of Cloud Peak Energy Inc. hereby revokes any proxy or proxies previously granted and appoints Bryan Pechersky, Executive Vice President, General Counsel and Corporate Secretary, and Heath Hill, Executive Vice President and Chief Financial Officer, or either of them, as proxies, each with full powers of substitution and resubstitution, to represent and vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) or postponement(s) thereof, with all the powers that the undersigned would possess if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement of Cloud Peak Energy Inc. ANY STOCKHOLDER SIGNING THIS PROXY THAT FAILS TO MARK ANY OF PROPOSALS 1 THROUGH 7 WILL BE DEEMED TO HAVE GIVEN THE DESIGNATED PROXIES COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 5, 6 and 7, and FOR “CHOICE 1 EVERY YEAR” FOR PROPOSAL 4. IF ANY SUCH PROPOSAL IS MARKED, A STOCKHOLDER’S SHARES WILL BE VOTED ON SUCH PROPOSAL IN ACCORDANCE WITH HIS, HER OR ITS INSTRUCTIONS. THE DESIGNATED PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 8. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AS DESCRIBED IN THE PROXY STATEMENT. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address changes/comments: